UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number     811-21910
                                                    ---------------------

                      Claymore Exchange-Traded Fund Trust 2
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               J. Thomas Futrell,
                   2455 Corporate West Drive, Lisle, IL 60532
      -------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                          ---------------

                         Date of fiscal year end: May 31
                                                 ----------

                   Date of reporting period: November 30, 2009
                                            -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:



       SEMIANNUAL
           REPORT
November 30, 2009                          CLAYMORE EXCHANGE-TRADED FUND TRUST 2
      (Unaudited)



                                      LOGO
                                  CLAYMORE ETFs
                              Access to Innovation




      TAO | CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF
      HAO | CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF
      EXB | CLAYMORE/BEACON GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF CUT | CLAYMORE/BEACON GLOBAL TIMBER INDEX ETF
      FRN | CLAYMORE/BNY MELLON FRONTIER MARKETS ETF
      SEA | CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF
      ROB | CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF
      ENY | CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF
      CRO | CLAYMORE/ZACKS COUNTRY ROTATION ETF
      HGI | CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF



                                                                LOGO CLAYMORE(R)

                                                                WWW.CLAYMORE.COM

                                                    ... YOUR ROAD TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2




                                                         PICTURE OF THE WEB PAGE




CONTENTS
--------------------------------------------------
DEAR SHAREHOLDER                                3

ECONOMIC AND MARKET OVERVIEW                    5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE       6

FUND SUMMARY & PERFORMANCE                     17

OVERVIEW OF FUND EXPENSES                      30

PORTFOLIO OF INVESTMENTS                       32

STATEMENT OF ASSETS AND LIABILITIES            48

STATEMENT OF OPERATIONS                        50

STATEMENT OF CHANGES IN NET ASSETS             52

FINANCIAL HIGHLIGHTS                           56

NOTES TO FINANCIAL STATEMENTS                  66

SUPPLEMENTAL INFORMATION                       73

TRUST INFORMATION                              79

ABOUT THE FUND MANAGER                  Back Cover


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

     o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

     o    Investor guides and fund fact sheets.

     o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.


2 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2


Dear SHAREHOLDER|

As the investment adviser to the Claymore exchange-traded funds, Claymore Advisors, LLC ("Claymore" or the "Adviser") is pleased to present the semiannual shareholder report for 10 of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these funds for the semiannual period ended November 30, 2009.

The ETFs covered in this report are:

     o    Claymore/AlphaShares China Real Estate ETF (ticker:"TAO")

     o    Claymore/AlphaShares China Small Cap Index ETF (ticker:"HAO")

     o Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF(1) (ticker: "EXB")

     o    Claymore/Beacon Global Timber Index ETF(2) (ticker: "CUT")

     o    Claymore/BNY Mellon Frontier Markets ETF (ticker:"FRN")

     o    Claymore/Delta Global Shipping Index ETF (ticker:"SEA")

     o    Claymore/Robb Report Global Luxury Index ETF (ticker:"ROB")

     o    Claymore/SWM Canadian Energy Income Index ETF (ticker:"ENY")

     o    Claymore/Zacks Country Rotation ETF (ticker:"CRO")

     o    Claymore/Zacks International Multi-Asset Income Index ETF
          (ticker:"HGI")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

On October 15, 2009, Guggenheim Partners, LLC, ("Guggenheim"), a global diversified financial services firm, and Claymore Group Inc., parent of each Fund's Adviser, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date (the "Effective Date") and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to each Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those

--------------------
1 Prior to June 15, 2009, the name of the Fund was Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF, and the underlying index was the Clear Global Exchanges, Brokers & Asset Managers Index.

2 Prior to June 15, 2009 the name of the Fund was Claymore /Clear Global Timber Index ETF, and the underlying index was the Clear Global Timber Index.

                                       Semiannual Report | November 30, 2009 | 3

Claymore Exchange-Traded Fund Trust 2

of the Advisory Agreement. On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for their approval. The New Advisory Agreement will take effect with respect to a Fund upon its approval by the shareholders of such Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement. On January 12, 2010, shareholders of the Claymore/Zacks Country Rotation ETF and Claymore/Beacon Global Timber Index ETF approved the New Advisory Agreement on behalf of such Funds.

We consider the merger with Guggenheim to be a tremendous opportunity for Claymore and our clients. As part of a platform as strong and significant as Guggenheim Partners, we will be able to continue developing our unique investment products for financial advisors and individual investors. Claymore remains committed to providing investors with innovative index-strategy-driven investment solutions, and we currently offer ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create some of the most distinctive ETFs available. The index providers design indices using defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track or sample from seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet long-term investment goals.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, begins on page 6.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2


4 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2


Economic and MARKET OVERVIEW |


================================================================================
ECONOMIC AND MARKET OVERVIEW

During the six-month period ended November 30, 2009, capital markets continued the recovery that began in March 2009, following a period of extreme dislocations in financial markets. The Standard & Poor's 500 Index, which is generally regarded as an indicator of the broad U.S. stock market, returned 20.50% for the six months ended November 30, 2009. The pace of recovery in international equity markets was similar to that of the U.S. stock markets with the Morgan Stanley Capital International ("MSCI") World Index, which measures performance of world equity markets, returning 19.53% for the same six-month period. The return differential between developed and emerging markets was not as significant over this period as it was in previous periods, though emerging markets did outperform. The MSCI Europe-Australasia-Far East Index ("EAFE") Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 19.65%, while the return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was 24.56% over the same period.

In the bond market, lower rated issues performed better than the highest rated bonds, reflecting investors' increasing willingness to embrace credit risk. The Barclays Capital U.S. Aggregate Bond Index, which measures the return of the investment grade rated segment of the U.S. bond market as a whole, returned 6.21% for the six months ended November 30, 2009. The return of the Barclays U.S. Corporate High Yield Index, which measures performance of high yield bonds, often referred to as "junk bonds," was 20.80% . The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 3.25% . Reflecting the Federal Reserve's highly accommodative monetary policy, interest rates on short-term securities were at their lowest levels in many years; the return of the Barclays Capital U.S. Treasury Bill 1-3 Months Index was 0.08% for the period.

The U.S. equity market demonstrated considerable resiliency during the last few weeks of the period. The bond market strengthened throughout the period, with credit spreads narrowing, the availability of credit improving and liquidity returning to the markets. Strength in the markets, despite economic news that was not entirely positive, seems to indicate that investors believe the economy and markets will improve in the months ahead. In late October, the Bureau of Economic Analysis of the U.S. Department of Commerce reported positive growth in real gross domestic product (GDP) for the third quarter of 2009. While most economists believe that a period of economic recovery began in the summer of 2009, the National Bureau of Economic Research ("NBER") has not yet officially declared an end to the recession that began in December 2007.

Business indicators, particularly statistics on inventory and business investment, have begun to strengthen. The housing market has shown some signs of improvement, although recovery will likely be constrained by excess supply. The Federal Reserve has indicated that it will keep short-term rates near zero until they are confident that the economy is progressing toward a self-sustaining recovery. As powerful as these factors are in spurring a recovery, because the U.S. economy is largely driven by consumer activity, stabilization or improvement in the labor markets is essential for a consumer-led recovery. Recent employment reports raise the probability that the U.S. economy will begin to experience job growth, which should support economic growth, in 2010. World economies also appear to be recovering from a severe economic and financial crisis, with particular strength in emerging Asian markets.

================================================================================
INDEX DEFINITIONS

All indices described below are unmanaged, reflect no expenses and it is not possible to invest directly in any index.

THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") CHINA INDEX is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China.

THE MSCI EMERGING MARKETS INDEX is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

THE DOW JONES WORLD FINANCIALS INDEX is an index consisting of companies whose primary source of profits is the return on financial assets around the world.

THE DOW JONES WORLD FORESTRY & PAPER INDEX is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures. Additionally, the index includes producers, converters, merchants and distributors of all grades of paper excluding makers of printed forms, which are classified under Business Support Services, and manufacturers of paper items such as cups and napkins, which are classified under Nondurable Household Products.

THE MSCI WORLD INDEX is a float-adjusted capitalization weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

THE S&P/TSX COMPOSITE INDEX is a capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The index was developed with a base level of 100 as of February 5, 1971.

THE MSCI EAFE INDEX is a capitalization-weighted measure of stock markets in 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates.


                                       Semiannual Report | November 30, 2009 | 5

Claymore Exchange-Traded Fund Trust 2

Management Discussion of FUND PERFORMANCE |


TAO | Claymore/AlphaShares China Real Estate ETF


================================================================================
FUND OVERVIEW

THE CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF, NYSE ARCA TICKER: TAO
(the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the "Index").

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts ("REITs") deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC ("AlphaShares"), the Fund's index provider, and is maintained by Standard & Poor's, the Index administrator. The Index will include equity securities of companies of all capitalizations, as defined by AlphaShares. AlphaShares does not guarantee the inclusion of all relevant securities in the Index. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 8.74%, representing a change in market price to $18.78 on November 30, 2009, from $17.27 on May 31, 2009. On an NAV basis, the Fund generated a total return of 10.85%, representing a change in NAV to $18.70 on November 30, 2009, from $16.87 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the AlphaShares China Real Estate Index returned 11.37% and the MSCI China Index returned 22.38% for the same period.

The Fund made an annual distribution of $0.5700 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

Essentially all of the Fund's investments are in the real estate holding and development businesses and are classified in the financials and industrials sectors. Both of these sectors had positive returns for the six-month period ended November 30, 2009.

Positions that contributed most significantly to performance included Hongkong Land Holdings Ltd., a property investment, management and development group, Wharf Holdings Ltd., an investment holding company based in Hong Kong; and The Link Real Estate Investment Trust, a real estate investment trust (REIT) based in Hong Kong that invests mainly in retail and car park facilities (5.2%, 5.5% and 4.2% of total investments at period end, respectively). Positions that detracted most significantly from performance included Guangzhou R&F Properties Co. Ltd., a developer of residential and commercial properties in China; Country Garden Holdings Co., an integrated property developer in China; and SOHO China Ltd., company based in Hong Kong that invests in real estate development (1.9%, 2.3% and 1.1% of total investments at period end, respectively).


6 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


HAO | Claymore/AlphaShares China Small Cap Index ETF

================================================================================
FUND OVERVIEW

THE CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF, NYSE ARCA TICKER: HAO (the "Fund") , seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the "Index").

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, LLC ("AlphaShares"), the Fund's index provider, defines small-capitalization companies as those companies with a maximum $1.5 billion free-float adjusted market capitalization. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 23.09%, representing a change in market price to $26.12 on November 30, 2009, from $21.22 on May 31, 2009. On an NAV basis, the Fund generated a total return of 25.22%, representing a change in NAV to $25.92 on November 30, 2009, from $20.70 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the AlphaShares China Small Cap Index returned 25.79% and the MSCI China Index returned 22.38% for the same period.

The Fund made an annual distribution of $0.03 on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

For the six-month period ended November 30, 2009, the consumer goods sector made the strongest contribution to performance, followed by the industrials sector. The telecommunications and utilities sectors were the greatest detractors from performance.

Positions that contributed most significantly to performance included BYD Electronic International Co. Ltd., a company based in Hong Kong that produces batteries, liquid crystal displays and other products; Ctrip.com International Ltd., a travel service provider for hotel accommodations, airline tickets and packaged tours in China; and automotive manufacturer Dongfeng Motor Group Co. Ltd. (0.4%, 2.8% and 2.5% of total investments at period end, respectively). Positions that detracted most significantly from performance included Guangzhou R&F Properties Co., Ltd., a developer of residential and commercial properties in China; China National Materials Co. Ltd., a provider of building materials and engineering services; and Country Garden Holdings Co., an integrated property developer in China (1.0%, 0.5% and 1.2% of total investments at period end, respectively).


                                       Semiannual Report | November 30, 2009 | 7

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


EXB | Claymore/Beacon Global Exchanges, Brokers & Assets Managers Index ETF


================================================================================
FUND OVERVIEW

THE CLAYMORE/BEACON GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF, NYSE ARCA TICKER: EXB (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Beacon Global Exchanges, Brokers & Asset Managers Index (the "Beacon EB&A Index" or "Index"). Prior to June 15, 2009, the name of the Fund was Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF, and the underlying index was the Clear Global Exchanges, Brokers & Asset Managers Index. The Fund and Index name changes were the result of a name change of the Index Provider.

The Index is comprised of approximately 100 equity securities traded on global exchanges, including master limited partnerships ("MLPs"), as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of companies that operate a security exchange or brokerage/asset management firm as a primary business. The companies in the Index are intended to be representative of the highest ranking stocks in the global universe of companies engaged in these businesses as determined through independent research provided by Beacon Indexes LLC ("Beacon" or the "Index Provider"). The Index may include large-capitalization, mid-capitalization and small-capitalization companies as defined by Beacon. The Fund will at all times invest at least 90% of its total assets in equity securities, MLPs, ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 8.22%, representing a change in market price to $13.29 on November 30, 2009, from $12.28 on May 31, 2009. On an NAV basis, the Fund generated a total return of 7.79%, representing a change in NAV to $13.43 on November 30, 2009, from $12.46 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Beacon Global Exchanges, Brokers & Asset Managers Index returned 8.24% and the Dow Jones World Financials Index returned 21.74% for the same period.

The Fund made an annual distribution of $0.35 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

Since essentially all of the Fund's investments are in the financial sector, performance is driven mainly by the returns of individual positions within this sector. Positions that contributed most significantly to performance included Franklin Resources, Inc., an investment management firm; Goldman Sachs Group, Inc., a bank holding company and global investment firm; and Hong Kong Exchanges & Clearing Ltd., which owns and operates the stock exchange and futures exchange in Hong Kong and their related clearing houses (2.9%, 5.5% and 5.1% of total investments at period end, respectively). Positions that detracted most significantly from performance included Daiwa Securities Group Inc., a Japanese company engaged in the securities, investment, financing and service businesses; NYSE Euronext, a diverse exchange group that offers a range of investment-related products and services, and IntercontinentalExchange Inc., which operates regulated global futures exchanges and over-the-counter markets (2.7%, 3.0% and 3.6% of total investments at period end, respectively).

8 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CUT | Claymore/Beacon Global Timber Index ETF


================================================================================
FUND OVERVIEW

THE CLAYMORE/BEACON GLOBAL TIMBER INDEX ETF, NYSE ARCA TICKER: CUT
(the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Beacon Global Timber Index (the "Index"). Prior to June 15, 2009, the name of the Fund was Claymore/Clear Global Timber Index ETF, and the underlying index was the Clear Global Timber Index. The Fund and Index name changes were the result of a name change of the Index Provider.

All stocks in the Index are selected from the universe of global timber companies. Beacon Indexes LLC ("Beacon" or the "Index Provider") defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. Potential Index constituents include securities with market capitalizations greater than $300 million, which includes securities of all market capitalizations, as determined by Beacon. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 19.54%, representing a change in market price to $17.56 on November 30, 2009, from $14.69 on May 31, 2009. On an NAV basis, the Fund generated a total return of 20.10%, representing a change in NAV to $17.45 on November 30, 2009, from $14.53 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Beacon Global Timber Index returned 21.15% and the Dow Jones World Forestry & Paper Index returned 32.92% for the same period.

The Fund made an annual distribution of $0.0490 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

Since approximately 70% of the Fund's portfolio is invested in the materials industry sector, performance of this sector is the main determinant of the Fund's performance, and it was the major contributor to performance for the six-month period ended November 30, 2009. The Fund also has positions in the consumer discretionary and financials sectors, all of which contributed to performance.

Positions that contributed most significantly to performance included MeadWestvaco Corp., a global packaging company headquartered in Virginia; and two Finnish paper companies, UPM-Kymmene Oyj and Stora Enso Oyj (5.5%, 4.6% and 4.8% of total investments at period end, respectively). Positions that detracted most significantly from performance included Sappi Limited (ADS), a global paper and pulp company based in South Africa (not held in portfolio at period end); Fibria Celulose SA (ADR), a wood pulp and paper products company headquartered in Brazil (6.0% of total investments at period end); and China Grand Forestry Resources Group Ltd., a Hong Kong-based investment holding company engaged in the ecological forestry business (1.7% of total investments at period end).


                                       Semiannual Report | November 30, 2009 | 9

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

FRN | Claymore/BNY Mellon Frontier Markets ETF


================================================================================
FUND OVERVIEW

THE CLAYMORE/BNY MELLON FRONTIER MARKETS ETF, NYSE ARCA TICKER: FRN (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The BNY Mellon New Frontier DR Index (the "Frontier Index" or "Index").

The Index is composed of all liquid (as defined by The Bank of New York Mellon, the Fund's index provider (the "Index Provider")) American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of certain countries that are represented in the Index. The Index tracks the performance of depositary receipts, in ADR or GDR form, that trade on the London Stock Exchange ("LSE"), New York Stock Exchange ("NYSE"), NYSE Arca, Inc. ("NYSE Arca"), NYSE Amex, and Nasdaq Stock Market ("NASDAQ") of companies from countries that are defined as the "Frontier Market." The Bank of New York Mellon defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The universe of potential Index constituents includes all liquid ADRs and GDRs that meet certain criteria with respect to trading volume, market capitalization and price. As of November 30, 2009, potential Index constituents include securities with free-float market capitalizations greater than $150 million, which may include securities of all market capitalizations, as defined by the Index Provider. The Fund will normally invest at least 80% of its total assets in ADRs and GDRs that comprise the Index. The Fund will also normally invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider, from time to time in the manner set forth in the preceding information. The Fund may invest directly in one or more underlying stocks represented by the ADRs or GDRs comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying stock providing improved liquidity relative to the ADR or GDR; (b) when an ADR or GDR is trading at a significantly different price than its underlying stock; or (c) the timing of trade execution is improved due to the local market in which an underlying stock is traded being open at different times than the market in which the stock's corresponding ADR or GDR is traded. The Fund will at all times invest at least 80% of its total assets in component securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs or GDRs that comprise the Index). Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weights in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 28.11%, representing a change in market price to $18.55 on November 30, 2009, from $14.48 on May 31, 2009. On an NAV basis, the Fund generated a total return of 26.36%, representing a change in NAV to $18.31 on November 30, 2009, from $14.49 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, The Bank of New York Mellon New Frontier DR Index returned 29.42% and the Morgan Stanley Capital International ("MSCI") Emerging Markets Index returned 24.56% for the same period.

The Fund made an annual distribution of $0.3830 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

For the six-month period ended November 30, 2009, the financials sector made the most significant contribution to performance, followed by the basic materials sector. The only sector with a negative return was telecommunications. Positions that contributed most significantly to performance included KGHM Polska Miedz SA, a Polish producer of non-ferrous metals; Bank Pekao SA, a Polish bank; and Cia de Minas Buenaventura SA, a Peruvian precious metals company (6.0%, 7.3% and 6.0% of total investments at period end, respectively). Positions that detracted the most significantly from performance included Polski Koncern Naftowy ORLEN SA, a Polish producer of refined petrochemical products (not held in portfolio at period end); Orascom Telecom Holding, a mobile telecommunications company based in Egypt (2.9% of total investments at period end) and Gulf Finance House, a Bahrain-based company that offers Islamic investment banking products and services (not held in portfolio at period end).


10 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


SEA | Claymore/Delta Global Shipping Index ETF


================================================================================
FUND OVERVIEW

THE CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF, NYSE ARCA TICKER: SEA
(the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Delta Global Shipping Index (the "Index").

The Index is designed to measure the performance of companies listed on global developed-market exchanges within the maritime shipping industry. Delta Global Indices, LLC, the Fund's index provider (the "Index Provider"), defines the shipping industry to include companies within the following business segments of the maritime shipping industry: companies deriving a significant portion (in excess of 80%) of their revenues (as defined in the prospectus under Index Construction) from the seaborne transport of dry bulk goods and the leasing and/or operating of tanker ships, container ships, specialty chemical ships and ships that transport liquid natural gas or dry bulk goods. The Index Provider defines developed markets as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. The market capitalizations of stocks included in the Index includes small-, mid- and large capitalization stocks as defined by the Index Provider. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") and master limited partnerships ("MLPs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weights in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of -2.23%, representing a change in market price to $13.21 on November 30, 2009, from $13.70 on May 31, 2009. On an NAV basis, the Fund generated a total return of 2.41%, representing a change in NAV to $13.17 on November 30, 2009, from $13.04 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Delta Global Shipping Index returned 2.85% and the Morgan Stanley Capital International ("MSCI") World Index returned 19.53% for the same period.

The Fund made quarterly distributions of $0.0880 per share on June 30, 2009, $0.0820 per share on September 30, 2009. Additionally the Fund made a quarterly distribution of $0.0340 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

Though more than half of the Fund's portfolio is invested in the industrials sector, performance of this sector had a negative return for the six-month period ended November 30, 2009. Positions in the oil & gas sector contributed positively to performance and were the main determinant of the Fund's performance during this period.

Positions that contributed most significantly to performance included Seaspan Corp., a company that owns and charters container ships primarily operating from Hong Kong, with two related companies based in Bermuda; Teekay LNG Partners L.P., an international provider of marine transportation services for liquefied natural gas, liquefied petroleum gas and crude oil, and Teekay Corp., a provider of international crude oil and petroleum product transportation services (3.5%, 4.1% and 4.6% of total investments at period end, respectively). Positions that detracted most significantly from performance included Excel Maritime Carriers Ltd., a provider of worldwide sea borne transportation services for dry bulk cargo primarily operating in Greece; and two Japanese marine transportation companies, Kawasaki Kisen Kaisha Ltd. and Nippon Yusen KK (2.4%, 1.7% and 2.6% of total investments at period end, respectively).


                                      Semiannual Report | November 30, 2009 | 11


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Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND
PERFORMANCE continued


ROB | Claymore/Robb Report Global Luxury Index ETF


================================================================================
FUND OVERVIEW

THE CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF , NYSE ARCA TICKER: ROB (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robb Report Global Luxury Index (the "Index").

The Index is comprised of no fewer than 20 and up to 100 equity securities traded on major global developed market exchanges, as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of companies whose primary business is the provision of global luxury goods and services. These may include retailers, manufacturers (which may include automobiles, boats, aircraft, and consumer electronics), travel and leisure firms, and investment and other professional services firms. The designation of such firms as "luxury" is determined by the publisher of the Robb Report Magazine, CurtCo Robb Media, LLC (the "Robb Report" or the "Index Provider"). Robb Report generally defines "developed markets" as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The Fund will at all times invest at least 90% of its total assets in common stock and ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser, seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weights in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 30.60%, representing a change in market price to $16.92 on November 30, 2009, from $12.96 on May 31, 2009. On an NAV basis, the Fund generated a total return of 30.71%, representing a change in NAV to $17.11 on November 30, 2009, from $13.09 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Robb Report Global Luxury Index returned 31.27% and the Morgan Stanley Capital International ("MSCI") World Index returned 19.53% for the same period.

The Fund made an annual distribution of $0.1380 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

Since more than half of the Fund's assets are invested in the consumer discretionary sector, positions in this sector generally drive performance. Other sectors represented are financials, consumer staples and industrials. All of the sectors in which the Fund has investments had positive returns for the six-month period ended November 30, 2009. Positions that contributed most significantly to performance included Wynn Resorts, Ltd., a U.S.-based developer, owner and operator of destination casino resorts; The Swatch Group AG, a Swiss producer of watches, jewelry and accessories; and Compagnie Financiere Richemont SA, a Swiss producer of watches, jewelry, writing instruments, leather goods and other luxury items (4.4%, 5.4% and 5.1% of total investments at period end, respectively). Positions that detracted most significantly from performance included Mandarin Oriental International Ltd., a hotel operator headquartered in Hong Kong; Julius Baer Group Ltd., a Swiss private banking group; and Wilmington Trust Corp., a U.S.-based financial holding company (0.8%, 2.6% and 0.5% of total investments at period end, respectively).


12 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


ENY | Claymore/SWM Canadian Energy Income Index ETF


================================================================================
THE CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF, NYSE ARCA TICKER: ENY (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the "Index").

The Index is comprised of 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the "TSX"), NYSE Amex, NASDAQ or NYSE. The universe of companies includes over 25 TSX listed Canadian royalty trusts and 20 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd., ("SWM" or the "Index Provider"). The Index is designed to combine the most profitable and liquid Canadian royalty trusts with the most highly focused and fastest growing oil sands producers using a tactical asset allocation model based on the trend in crude oil prices. The Index allocates between the oil sands and royalty trust constituents according to the current price trend of crude oil. If the current quarter's closing price is above the four-quarter moving average price, crude oil is determined to be in a bull phase. If it is at or below the four-quarter moving average price, crude oil is determined to be in a bear phase. In a bull phase the asset allocation is generally 70% oil sands and 30% income trusts. In a bear phase the asset allocation is generally 30% oil sands and 70% income trusts. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 16.21%, representing a change in market price to $16.40 on November 30, 2009, from $14.38 on May 31, 2009. On an NAV basis, the Fund generated a total return of 18.81%, representing a change in NAV to $16.44 on November 30, 2009, from $14.10 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Sustainable Canadian Energy Income Index returned 19.96% and the S&P/TSX Composite Index ("S&P/TSX") returned 11.99% for the same period.

The Fund made quarterly distributions of $0.156 per share on June 30, 2009 and $0.106 per share on September 30, 2009. The Fund made a quarterly distribution of $$0.114 per share and a supplemental distribution of $0.122 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

During the six-month period ended November 30, 2009, the Fund's investments were split approximately evenly between the oil & gas and the financials sectors. (Investments in energy trusts are classified in the financials sector.) Both sectors contributed to return; the oil & gas sector made the greater contribution. Positions that contributed most significantly to performance included Baytex Energy Trust, an open-end investment trust; Ivanhoe Energy Inc., an international heavy oil development and production company; and Petrobank Energy & Resources Ltd., which is engaged in the exploration for and development and production of oil and natural gas in the Western Canadian Sedimentary Basin and in South America (6.9%, 5.9% and 3.9% of total investments at period end, respectively). Positions that detracted most significantly from performance included Enerplus Resources Fund, an open-end investment trust (4.2% of total investments at period end); Pengrowth Energy Trust, an oil and gas energy trust; and Trilogy Energy Trust, which acquires, develops, produces and sells natural gas, crude oil and natural gas liquids (the two aforementioned holdings were not held in the portfolio at period end.)


                                      Semiannual Report | November 30, 2009 | 13

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


CRO | Claymore/Zacks Country Rotation ETF


================================================================================
FUND OVERVIEW

THE CLAYMORE/ZACKS COUNTRY ROTATION ETF, NYSE ARCA TICKER: CRO
(the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Country Rotation Index (the "Index").

The Index is comprised of 200 stocks selected, based on investment and other criteria, from a universe of international companies listed on developed international market exchanges. Zacks Investment Research, Inc. ("Zacks"), the Fund's index provider, defines developed international markets as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The Index uses a proprietary multi-factor quantitative methodology developed by Zacks to seek to determine those countries with potentially superior risk-return profiles and within those countries select a basket of stocks. The Index is designed to select and weight a group of stocks that have the potential, on a risk-adjusted basis, to outperform the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") and other developed international benchmark indices. The companies in the universe are selected using a proprietary methodology developed by Zacks. The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 18.52%, representing a change in market price to $16.83 on November 30, 2009, from $14.20 on May 31, 2009. On an NAV basis, the Fund generated a total return of 18.91%, representing a change in NAV to $16.79 on November 30, 2009, from $14.12 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Zacks Country Rotation Index returned 19.40% and the MSCI EAFE Index returned 19.65% for the same period.

The Fund made an annual distribution of $0.3840 on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

For the six-month period ended November 30, 2009, the financials sector made the strongest contribution to performance, followed by the industrials sector. All ten industry sectors in which the Fund was invested had positive returns; the sectors that contributed least to the Fund's performance were energy and information technology. Positions that contributed most significantly to performance included Noble Group Ltd., a diversified investment holding company headquartered in Hong Kong; Genting Singapore PLC, a resort development company; and Banco Santander SA, a bank holding company headquartered in Spain (1.4%, 1.1% and 0.9% of total investments at period end, respectively). Positions that detracted most significantly from performance included three Japanese companies: Mizuho Financial Group, Inc., a financial services firm; Hitachi Ltd., a diversified manufacturing company; and Mitsubishi UFJ Financial Group, Inc., a holding company engaged in a range of financial operations (0.5%, 0.4% and 0.6% of total investments at period end, respectively).


14 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


HGI | Claymore/Zacks International Multi-Asset Income Index


================================================================================
FUND OVERVIEW

THE CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF, NYSE ARCA
TICKER: HGI (the "Fund") , seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the "Index").

The Index is comprised of 150 stocks selected, based on investment and other criteria, from a universe of international companies, global REITs, master limited partnerships ("MLPs"), Canadian royalty trusts, American depositary receipts ("ADRs") of emerging market companies and U.S. listed closed-end funds that invest in international companies. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. ("Zacks"), the Fund's index provider. The Index is designed to identify a diversified group of companies with potentially high income and superior risk-return profiles, as determined by Zacks, in an effort to potentially outperform the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE Index") and other benchmark indices on a risk adjusted basis. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Fund will at all times invest at least 90% of its total assets in stocks that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

================================================================================
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2009.

On a market price basis, the Fund generated a total return of 24.95%, representing a change in market price to $17.72 on November 30, 2009, from $14.44 on May 31, 2009. On an NAV basis, the Fund generated a total return of 23.65%, representing a change in NAV to $17.38 on November 30, 2009, from $14.31 on May 31, 2009. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Zacks International Multi-Asset Income Index returned 23.70% and the MSCI EAFE Index returned 19.65% for the same period. The Fund made quarterly distributions of $0.1370 per share on June 30, 2009 and $0.1380 on September 30, 2009. In addition, the Fund made a quarterly distribution of $0.1660 per share on December 31, 2009.

================================================================================
PERFORMANCE ATTRIBUTION

For the six-month period ended November 30, 2009, the financials sector made the strongest contribution to returns, followed by the materials and industrials sectors. All 10 sectors in which the Fund was invested had positive returns; the information technology and consumer discretionary sectors contributed least to the Fund's return.

Positions that contributed most significantly to performance included Danske Bank A/S, a Danish financial institution (not held in portfolio at period end); Penn West Energy Trust, an open-ended Canadian investment trust involved in petroleum and natural gas (3.4% of total investments at period end); and Magyar Telekom Telecommunications PLC (ADR), a provider of telecommunications services in Hungary (not held in portfolio at period end). Positions that detracted most significantly from performance included Ladbrokes PLC, a betting and gaming company based in the U.K. (1.4% of total investments at period end); Harvest Energy Trust, a Canadian energy development trust (not held in portfolio at period end); and Nexen, Inc., a global energy company based in Canada (1.2% of total investments at period end).


                                      Semiannual Report | November 30, 2009 | 15

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


================================================================================
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Claymore ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

EQUITY RISK: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

FOREIGN INVESTMENT RISK: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

SMALL AND MEDIUM-SIZED COMPANY RISK: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

NON-CORRELATION RISK: The Fund's return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

REPLICATION MANAGEMENT RISK: The Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

INDUSTRY RISK: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

EMERGING MARKETS RISK (CUT, FRN, HGI, TAO, HAO): Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

CANADIAN RISK (ENY AND HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

MASTER LIMITED PARTNERSHIP (MLP) RISK (EXB, FRN, HGI AND SEA): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

CHINA INVESTMENT RISK (HAO AND TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT RISK (CRO, CUT, HGI AND TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values.

RISKS OF INVESTING IN FRONTIER SECURITIES (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the index will be especially affected by adverse developments in such country, including the risks described above. Please note: the above risks are a broad overview of the potential risks associated with investing in the Frontier markets. Investing in securities of Frontier countries involves significant risk. The prospectus contains a more detailed discussion of these individual risks and should be evaluated when determining an investor's risk tolerance.

LUXURY RISK (ROB): Depends heavily on the disposable household income and consumer spending of a relatively small segment and therefore could magnify volatility. See prospectus for more information.

IN ADDITION TO THE RISKS DESCRIBED, THERE ARE CERTAIN OTHER RISKS RELATED TO INVESTING IN THE FUNDS. THESE RISKS ARE DESCRIBED FURTHER IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.


16 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 |


Fund SUMMARY & PERFORMANCE | AS OF NOVEMBER 30, 2009 (unaudited)


TAO | Claymore/AlphaShares China Real Estate ETF


FUND STATISTICS
--------------------------------------------------------------
Share Price                                            $18.78
Net Asset Value                                        $18.70
Premium/Discount to NAV                                 0.43%
Net Assets ($000)                                     $84,517
--------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------
                                                        SINCE
                                       SIX    ONE   INCEPTION
(INCEPTION 12/18/07)                MONTHS   YEAR (ANNUALIZED)
--------------------------------------------------------------
CLAYMORE/ALPHASHARES CHINA
REAL ESTATE ETF
  NAV                               10.85% 94.61%     -9.39%
  Market                             8.74% 91.72%     -9.25%
--------------------------------------------------------------
AlphaShares China Real Estate Index 11.37% 96.21%     -8.07%
--------------------------------------------------------------
MSCI China Index                    22.38% 77.95%     -8.50%
--------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value
(NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.74%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.89% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                                   % OF TOTAL
COUNTRY BREAKDOWN                                 INVESTMENTS
--------------------------------------------------------------
China                                                 99.0%
Singapore                                              1.0%
--------------------------------------------------------------

                                                   % OF TOTAL
CURRENCY DENOMINATION                             INVESTMENTS
--------------------------------------------------------------
Hong Kong Dollar                                      92.8%
United States Dollar                                   6.2%
Singapore Dollar                                       1.0%
--------------------------------------------------------------

PORTFOLIO BREAKDOWN                           % OF NET ASSETS
--------------------------------------------------------------
Financials/Real Estate                                99.2%
Industrials                                            0.6%
--------------------------------------------------------------
Total Investments                                     99.8%
Other Assets in excess of Liabilities                  0.2%
--------------------------------------------------------------
NET ASSETS                                           100.0%
--------------------------------------------------------------
                                                   % OF TOTAL
TOP TEN HOLDINGS                                  INVESTMENTS
--------------------------------------------------------------
Wharf Holdings Ltd.                                    5.5%
New World Development Ltd.                             5.3%
Hongkong Land Holdings Ltd.                            5.2%
Henderson Land Development Co. Ltd.                    5.0%
Sino Land Co. Ltd.                                     4.8%
Sun Hung Kai Properties Ltd.                           4.7%
Swire Pacific Ltd. - Class A                           4.5%
Hang Lung Properties Ltd.                              4.4%
Hang Lung Group Ltd.                                   4.4%
Link Real Estate Investment Trust (The) - REIT         4.2%
--------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      Semiannual Report | November 30, 2009 | 17

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF


FUND STATISTICS
-------------------------------------------------------------
Share Price                                           $26.12
Net Asset Value                                       $25.92
Premium/Discount to NAV                                0.77%
Net Assets ($000)                                   $302,750
-------------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------------
                                                       SINCE
                                     SIX     ONE   INCEPTION
(INCEPTION 1/30/08)               MONTHS    YEAR (ANNUALIZED)
-------------------------------------------------------------
CLAYMORE/ALPHASHARES CHINA
SMALL CAP INDEX ETF
  NAV                             25.22%  130.43%      3.89%
  Market                          23.09%  136.77%      4.32%
-------------------------------------------------------------
AlphaShares China Small Cap Index 25.79%  134.42%      5.12%
-------------------------------------------------------------
MSCI China Index                  22.38%   77.95%     -1.94%
-------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value
(NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.64%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.75% while the Fund's annualized gross operating expense ratio was determined to be 0.87% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70% . Without this expense cap, actual returns would be lower.

                                           % OF TOTAL
COUNTRY BREAKDOWN                         INVESTMENTS
-----------------------------------------------------
China                                           98.7%
Singapore                                        1.3%
-----------------------------------------------------

                                           % OF TOTAL
CURRENCY DENOMINATION                     INVESTMENTS
-----------------------------------------------------
Hong Kong Dollar                                81.8%
United States Dollar                            16.3%
Singapore Dollar                                 1.9%
-----------------------------------------------------

PORTFOLIO BREAKDOWN                   % OF NET ASSETS
-----------------------------------------------------
Industrials                                     22.4%
Information Technology                          17.0%
Consumer Discretionary                          16.2%
Financials                                      15.3%
Materials                                       12.0%
Consumer Staples                                 7.3%
Energy                                           4.5%
Health Care                                      3.5%
Utilities                                        1.2%
Telecommunication Services                       0.6%
-----------------------------------------------------
Total Investments                              100.0%
-----------------------------------------------------
Other Assets in excess of Liabilities            0.0%
-----------------------------------------------------
NET ASSETS                                     100.0%
-----------------------------------------------------

                                           % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Citic Pacific Ltd.                               3.9%
Netease.com, ADR                                 2.8%
Ctrip.com International Ltd., ADR                2.8%
Dongfeng Motor Group Co. Ltd.                    2.5%
Yanzhou Coal Mining Co. Ltd.                     2.2%
Jiangxi Copper Co. Ltd.                          2.0%
Sino-Ocean Land Holdings Ltd.                    1.9%
Byd Co. Ltd.                                     1.7%
Alibaba.com Ltd.                                 1.7%
Denway Motors Ltd.                               1.6%
-----------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


18 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued


EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF


FUND STATISTICS
-----------------------------------------------------------
Share Price                                         $13.29
Net Asset Value                                     $13.43
Premium/Discount to NAV                             -1.04%
Net Assets ($000)                                   $3,224
-----------------------------------------------------------

TOTAL RETURNS
-----------------------------------------------------------
                                                     SINCE
                                    SIX    ONE   INCEPTION
(INCEPTION 6/27/07)              MONTHS   YEAR (ANNUALIZED)
-----------------------------------------------------------
CLAYMORE/BEACON GLOBAL
EXCHANGES, BROKERS & ASSET
MANAGERS INDEX ETF
  NAV                             7.79%  46.20%    -19.81%
  Market                          8.22%  47.20%    -20.23%
-----------------------------------------------------------
Beacon Global Exchanges,
Brokers & Assets Managers Index   8.24%  47.81%    -18.24%
-----------------------------------------------------------
Dow Jones World Financials Index 21.74%  35.99%    -22.22%
-----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $24.56 per share for share price returns or initial net asset value
(NAV) of $24.56 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 2.55%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70%, while the Fund's annualized gross operating expense ratio was determined to be 4.44% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                           % OF TOTAL
COUNTRY BREAKDOWN                         INVESTMENTS
-----------------------------------------------------
United States                                   59.1%
Japan                                           10.5%
United Kingdom                                   6.7%
Hong Kong                                        5.1%
Germany                                          4.8%
Canada                                           2.7%
Australia                                        2.4%
Singapore                                        2.1%
Bermuda                                          1.9%
Switzerland                                      1.8%
Spain                                            1.0%
Netherlands                                      0.5%
Sweden                                           0.4%
Mexico                                           0.3%
South Africa                                     0.3%
Italy                                            0.3%
Thailand                                         0.1%
Cayman Islands                                   0.0%
Pakistan                                         0.0%
Iceland                                          0.0%
-----------------------------------------------------

                                           % OF TOTAL
CURRENCY DENOMINATION                     INVESTMENTS
-----------------------------------------------------
United States Dollar                            60.9%
Japanese Yen                                    10.5%
Pound Sterling                                   6.7%
Euro                                             6.5%
Hong Kong Dollar                                 5.2%
All other currencies                            10.2%
-----------------------------------------------------

PORTFOLIO BREAKDOWN                   % OF NET ASSETS
-----------------------------------------------------
Financials                                      98.6%
-----------------------------------------------------
Total Common Stocks                             98.6%
Master Limited Partnerships                      1.3%
Other Assets in excess of Liabilities            0.1%
-----------------------------------------------------
NET ASSETS                                     100.0%
-----------------------------------------------------

                                           % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Goldman Sachs Group, Inc.                        5.5%
Morgan Stanley                                   5.2%
Hong Kong Exchanges and Clearing Ltd.            5.1%
Nomura Holdings, Inc.                            5.1%
Charles Schwab Corp.                             4.9%
Deutsche Boerse AG                               4.8%
CME Group, Inc.                                  4.6%
Bank of New York Mellon Corp.                    4.3%
State Street Corp.                               3.7%
IntercontinentalExchange, Inc.                   3.6%
-----------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      Semiannual Report | November 30, 2009 | 19

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

CUT | Claymore/Beacon Global Timber Index ETF


FUND STATISTICS
--------------------------------------------------------
Share Price                                      $17.56
Net Asset Value                                  $17.45
Premium/Discount to NAV                           0.63%
Net Assets ($000)                               $92,821
--------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------
                                                  SINCE
                                 SIX    ONE   INCEPTION
(INCEPTION 11/9/07)           MONTHS   YEAR (ANNUALIZED)
--------------------------------------------------------
CLAYMORE/BEACON GLOBAL TIMBER
INDEX ETF
  NAV                         20.10%  62.78%    -14.34%
  Market                      19.54%  66.12%    -14.10%
--------------------------------------------------------
Beacon Global Timber Index    21.15%  65.69%    -12.59%
--------------------------------------------------------
Dow Jones World Forestry &
Paper Index                   32.92%  7.74%     -23.69%
--------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value
(NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.08%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.85% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                           % OF TOTAL
COUNTRY BREAKDOWN                         INVESTMENTS
-----------------------------------------------------
United States                                   30.2%
Japan                                           17.6%
Finland                                          9.4%
Sweden                                           8.7%
Canada                                           7.8%
Brazil                                           6.0%
South Africa                                     5.0%
Portugal                                         4.5%
Ireland                                          4.4%
Spain                                            2.4%
Australia                                        2.3%
Bermuda                                          1.7%
-----------------------------------------------------

                                           % OF TOTAL
CURRENCY DENOMINATION                     INVESTMENTS
-----------------------------------------------------
United States Dollar                            36.2%
Euro                                            20.8%
Japanese Yen                                    17.5%
Swedish Krona                                    8.7%
Canadian Dollar                                  7.8%
South African Rand                               5.0%
All other currencies                             4.0%
-----------------------------------------------------

PORTFOLIO BREAKDOWN                   % OF NET ASSETS
-----------------------------------------------------
Materials                                       86.7%
Financials                                       8.9%
Consumer Discretionary                           4.3%
-----------------------------------------------------
Total Investments                               99.9%
Other Assets in excess of Liabilities            0.1%
-----------------------------------------------------
NET ASSETS                                     100.0%
-----------------------------------------------------

                                           % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Fibria Celulose SA - ADR                         6.0%
MeadWestvaco Corp.                               5.5%
Mondi Ltd.                                       5.0%
Sino-Forest Corp.                                5.0%
Stora Enso Oyj - R Shares                        4.8%
UPM-Kymmene Oyj                                  4.6%
Hokuetsu Kishu Paper Co. Ltd.                    4.5%
Weyerhaeuser Co.                                 4.5%
Svenska Cellulosa AB - B Shares                  4.5%
Nippon Paper Group, Inc.                         4.5%
-----------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


20 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

FRN | Claymore/BNY Mellon Frontier Markets ETF


FUND STATISTICS
------------------------------------------------------
Share Price                                    $18.55
Net Asset Value                                $18.31
Premium/Discount to NAV                         1.31%
Net Assets ($000)                             $24,900
------------------------------------------------------

TOTAL RETURNS
------------------------------------------------------
                                                SINCE
                               SIX    ONE   INCEPTION
(INCEPTION 6/12/08)         MONTHS   YEAR (ANNUALIZED)
------------------------------------------------------
CLAYMORE/BNY MELLON
FRONTIER MARKETS ETF
  NAV                       26.36%  54.48%    -17.21%
  Market                    28.11%  55.33%    -16.47%
------------------------------------------------------
The BNY Mellon
New Frontier DR Index       29.42%  53.12%    -15.76%
------------------------------------------------------
MSCI Emerging Markets Index 24.56%  84.50%     -8.77%
------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value
(NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 2.22%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.71% while the Fund's annualized gross operating expense ratio was determined to be 1.23% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                                 % OF TOTAL
COUNTRY BREAKDOWN                               INVESTMENTS
-----------------------------------------------------------
Chile                                                 29.0%
Poland                                                18.1%
Egypt                                                 13.5%
Colombia                                              10.6%
Kazakhstan                                             6.1%
Peru                                                   6.0%
Argentina                                              5.6%
Lebanon                                                3.4%
Nigeria                                                3.2%
Oman                                                   1.5%
Qatar                                                  1.4%
Luxembourg                                             0.6%
Georgia                                                0.5%
Jersey                                                 0.2%
Pakistan                                               0.2%
United Arab Emirates                                   0.1%
-----------------------------------------------------------

                                                 % OF TOTAL
CURRENCY DENOMINATION                           INVESTMENTS
-----------------------------------------------------------
United States                                        100.0%
-----------------------------------------------------------

PORTFOLIO BREAKDOWN                         % OF NET ASSETS
-----------------------------------------------------------
Financials                                            35.5%
Materials                                             16.6%
Utilities                                             13.4%
Energy                                                12.3%
Telecommunication Services                            10.7%
Industrials                                            6.9%
Consumer Staples                                       4.4%
Consumer Discretionary                                 0.1%
-----------------------------------------------------------
Total Investments                                     99.9%
Other Assets in excess of Liabilities                  0.1%
-----------------------------------------------------------
NET ASSETS                                           100.0%
-----------------------------------------------------------

                                                 % OF TOTAL
TOP TEN HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
Bank Pekao SA - GDR                                    7.3%
Empresa Nacional de Electricidad SA - ADR              6.8%
Ecopetrol SA - ADR                                     6.6%
Enersis SA - ADR                                       6.4%
KGHM Polska Miedz SA - GDR                             6.0%
Cia de Minas Buenaventura SA - ADR                     6.0%
KazMunaiGas Exploration Production - GDR               4.8%
Telekomunikacja Polska SA - GDR                        4.8%
Sociedad Quimica y Minera de Chile SA - ADR            4.4%
Orascom Construction Industries - GDR                  4.1%
-----------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      Semiannual Report | November 30, 2009 | 21

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

SEA | Claymore/Delta Global Shipping Index ETF


FUND STATISTICS
---------------------------------------------------------
Share Price                                       $13.21
Net Asset Value                                   $13.17
Premium/Discount to NAV                            0.30%
Net Assets ($000)                               $115,915
---------------------------------------------------------

TOTAL RETURNS
---------------------------------------------------------
                                                   SINCE
                                  SIX    ONE   INCEPTION
(INCEPTION 8/25/08)            MONTHS   YEAR (ANNUALIZED)
---------------------------------------------------------
CLAYMORE/DELTA GLOBAL SHIPPING
INDEX ETF
  NAV                           2.41%  45.00%    -37.27%
  Market                       -2.23%  48.35%    -37.14%
---------------------------------------------------------
Delta Global Shipping Index     2.85%  48.10%    -36.01%
---------------------------------------------------------
MSCI World Index               19.53%  31.59%     -9.13%
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM.THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $25.12 per share for share price returns or initial net asset value
(NAV) of $25.12 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.78%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.74% while the Fund's annualized gross operating expense ratio was determined to be 0.87% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                % OF NET ASSETS
------------------------------------------------------------------
Industrials                                                  58.3%
Energy                                                       41.6%
------------------------------------------------------------------
Total Common Stock and Master Limited Partnerships           99.9%
Other Assets in excess of Liabilities                         0.1%
------------------------------------------------------------------
NET ASSETS                                                  100.0%
------------------------------------------------------------------

                                                        % OF TOTAL
COUNTRY BREAKDOWN                                      INVESTMENTS
------------------------------------------------------------------
Marshall Islands                                             20.4%
Bermuda                                                      17.8%
United States                                                15.0%
China                                                        13.4%
Japan                                                         9.0%
Denmark                                                       8.5%
Belgium                                                       8.4%
Singapore                                                     5.1%
Liberia                                                       2.4%
------------------------------------------------------------------

                                                        % OF TOTAL
CURRENCY DENOMINATION                                  INVESTMENTS
------------------------------------------------------------------
United States Dollar                                         55.6%
Hong Kong Dollar                                             13.4%
Japanese Yen                                                  9.0%
Danish Krone                                                  8.5%
Euro                                                          8.4%
Singapore Dollar                                              5.1%
------------------------------------------------------------------

                                                        % OF TOTAL
TOP TEN HOLDINGS                                       INVESTMENTS
------------------------------------------------------------------
Teekay Corp.                                                  4.6%
D/S Norden                                                    4.4%
Euronav NV                                                    4.4%
Diana Shipping, Inc.                                          4.4%
Frontline Ltd.                                                4.2%
Ship Finance International Ltd.                               4.2%
Teekay LNG Partners LP                                        4.1%
Torm A/S                                                      4.1%
Compagnie Maritime Belge SA                                   4.0%
Tsakos Energy Navigation Ltd.                                 4.0%
------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


22 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

ROB | Claymore/Robb Report Global Luxury Index ETF


FUND STATISTICS
----------------------------------------------------------
Share Price                                        $16.92
Net Asset Value                                    $17.11
Premium/Discount to NAV                            -1.11%
Net Assets ($000)                                  $6,845
----------------------------------------------------------
TOTAL RETURNS
----------------------------------------------------------
                                                    SINCE
                                   SIX    ONE   INCEPTION
(INCEPTION 07/30/07)            MONTHS   YEAR (ANNUALIZED)
----------------------------------------------------------
CLAYMORE/ROBB REPORT GLOBAL
LUXURY INDEX ETF
  NAV                           30.71%  62.93%    -12.20%
  Market                        30.60%  62.34%    -12.61%
----------------------------------------------------------
Robb Report Global Luxury Index 31.27%  64.58%    -10.35%
----------------------------------------------------------
MSCI World Index                19.53%  31.59%    -10.12%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $23.80 per share for share price returns or initial net asset value
(NAV) of $23.80 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 4.75%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.75% while the Fund's annualized gross operating expense ratio was determined to be 4.78% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70% . Without this expense cap, actual returns would be lower.

                                           % OF TOTAL
COUNTRY BREAKDOWN                         INVESTMENTS
-----------------------------------------------------
France                                          28.1%
United States                                   25.1%
Germany                                         13.2%
Switzerland                                     13.0%
Italy                                            7.1%
Japan                                            5.2%
Bermuda                                          4.3%
United Kingdom                                   2.2%
Brazil                                           1.8%
-----------------------------------------------------

                                           % OF TOTAL
CURRENCY DENOMINATION                     INVESTMENTS
-----------------------------------------------------
Euro                                            48.4%
United States Dollar                            28.2%
Swiss Franc                                     13.0%
Japanese Yen                                     5.2%
All other currencies                             5.2%
-----------------------------------------------------

PORTFOLIO BREAKDOWN                   % OF NET ASSETS
-----------------------------------------------------
Consumer Discretionary                          72.7%
Consumer Staples                                10.0%
Financials                                       6.1%
Industrials                                      7.1%
-----------------------------------------------------
Total Common Stock                              95.9%
Preferred Stock                                  3.9%
Rights                                           0.1%
-----------------------------------------------------
Total Investments                               99.9%
-----------------------------------------------------
Other Assets in excess of Liabilities            0.1%
-----------------------------------------------------
NET ASSETS                                     100.0%
-----------------------------------------------------

                                           % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Swatch Group AG (The)                            5.4%
PPR                                              5.1%
Compagnie Financiere Richemont SA                5.1%
Daimler AG                                       4.8%
Christian Dior SA                                4.7%
Pernod-Ricard SA                                 4.7%
Coach, Inc.                                      4.6%
Bayerische Motoren Werke AG                      4.5%
Wynn Resorts Ltd.                                4.4%
Luxottica Group SpA                              4.3%
-----------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      Semiannual Report | November 30, 2009 | 23

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

ENY | Claymore/SWM Canadian Energy Income Index ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                     $16.40
Net Asset Value                                 $16.44
Premium/Discount to NAV                         -0.24%
Net Assets ($000)                              $67,723
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
                                                 SINCE
                                SIX    ONE   INCEPTION
(INCEPTION 7/3/07)            MONTH   YEAR (ANNUALIZED)
-------------------------------------------------------
CLAYMORE/SWM CANADIAN ENERGY
INCOME INDEX ETF
  NAV                        18.81%  33.33%    -11.69%
  Market                     16.21%  38.82%    -11.81%
-------------------------------------------------------
Sustainable Canadian Energy
Income Index                 19.96%  36.52%     -9.74%
-------------------------------------------------------
S&P/TSX Composite Index      11.99%  27.58%     -4.91%
-------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value
(NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.23%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.91% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                   % OF NET ASSETS
-----------------------------------------------------
Energy                                          99.5%
-----------------------------------------------------
Total Investments                               99.5%
Other Assets in excess of Liabilities            0.5%
-----------------------------------------------------
NET ASSETS                                     100.0%
-----------------------------------------------------

                                           % OF TOTAL
COUNTRY BREAKDOWN                         INVESTMENTS
-----------------------------------------------------
Canada                                         100.0%
-----------------------------------------------------

                                           % OF TOTAL
CURRENCY DENOMINATION                     INVESTMENTS
-----------------------------------------------------
Canadian Dollar                                 97.1%
United States Dollar                             2.9%
-----------------------------------------------------

                                           % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Canadian Oil Sands Trust                         7.9%
Suncor Energy, Inc.                              7.4%
Baytex Energy Trust                              6.9%
Penn West Energy Trust                           6.8%
Ivanhoe Energy, Inc.                             5.9%
Imperial Oil Ltd.                                5.2%
Canadian Natural Resources Ltd.                  5.0%
OPTI Canada, Inc.                                4.5%
UTS Energy Corp.                                 4.2%
Enerplus Resources Fund                          4.2%
-----------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


24 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued


CRO | Claymore/Zacks Country Rotation ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                     $16.83
Net Asset Value                                 $16.79
Premium/Discount to NAV                          0.24%
Net Assets ($000)                               $6,714
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
                                                 SINCE
                                SIX    ONE   INCEPTION
(INCEPTION 7/11/07)          MONTHS   YEAR (ANNUALIZED)
-------------------------------------------------------
CLAYMORE/ZACKS COUNTRY
ROTATION ETF
  NAV                        18.91%  38.77%    -13.59%
  Market                     18.52%  38.09%    -13.51%
-------------------------------------------------------
Zacks Country Rotation Index 19.40%  40.56%    -12.30%
-------------------------------------------------------
MSCI EAFE Index              19.65%  37.48%    -12.63%
-------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE,WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS.FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES,PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the ETF at the initial share price of $25.08 per share for share price returns or initial net asset value (NAV) of $25.08 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 3.06%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70%, while the Fund's annualized gross operating expense ratio was determined to be 2.98% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                           % OF TOTAL
COUNTRY BREAKDOWN                         INVESTMENTS
-----------------------------------------------------
Japan                                           24.0%
China                                           17.7%
Singapore                                       15.7%
Australia                                       11.7%
United Kingdom                                   9.0%
Bermuda                                          7.5%
Spain                                            3.3%
Sweden                                           2.8%
Cayman Islands                                   2.1%
Switzerland                                      2.0%
France                                           1.1%
Isle of Man                                      1.1%
United States                                    1.0%
Mauritius                                        1.0%
-----------------------------------------------------

                                           % OF TOTAL
CURRENCY DENOMINATION                     INVESTMENTS
-----------------------------------------------------
Hong Kong Dollar                                25.8%
Japanese Yen                                    24.0%
Singapore Dollar                                19.2%
Australian Dollar                               11.7%
Pound Sterling                                   8.7%
All other currencies                            10.6%
-----------------------------------------------------

PORTFOLIO BREAKDOWN                   % OF NET ASSETS
-----------------------------------------------------
Financials                                      35.0%
Industrials                                     17.6%
Consumer Discretionary                          10.6%
Consumer Staples                                 8.1%
Utilities                                        6.8%
Information Technology                           5.6%
Telecommunication Services                       4.6%
Materials                                        4.6%
Health Care                                      3.1%
Energy                                           2.9%
Exchange Traded Funds                            0.8%
-----------------------------------------------------
Total Investments                               99.7%
Other Assets in excess of Liabilities            0.3%
-----------------------------------------------------
NET ASSETS                                     100.0%
-----------------------------------------------------

                                           % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Noble Group Ltd.                                 1.4%
Genting Singapore PLC                            1.1%
Li & Fung Ltd.                                   1.1%
United Overseas Bank Ltd.                        1.0%
BOC Hong Kong Holdings Ltd.                      1.0%
Golden Agri-Resources Ltd.                       1.0%
Olam International Ltd.                          1.0%
CapitaMall Trust                                 0.9%
DBS Group Holdings Ltd.                          0.9%
Ascendas Real Estate Investment Trust            0.9%
-----------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      Semiannual Report | November 30, 2009 | 25

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF


FUND STATISTICS
----------------------------------------------------------
Share Price                                        $17.72
Net Asset Value                                    $17.38
Premium/Discount to NAV                             1.96%
Net Assets ($000)                                 $34,767
----------------------------------------------------------

TOTAL RETURNS
----------------------------------------------------------
                                                    SINCE
                                   SIX    ONE   INCEPTION
(INCEPTION 7/11/07)             MONTHS   YEAR (ANNUALIZED)
----------------------------------------------------------
CLAYMORE/ZACKS INTERNATIONAL
MULTI-ASSET INCOME INDEX ETF
  NAV                           23.65%  53.88%    -10.00%
  Market                        24.95%  59.99%     -9.28%
----------------------------------------------------------
Zacks International Multi-Asset
Income Index                    23.70%  53.01%     -9.64%
----------------------------------------------------------
MSCI EAFE Index                 19.65%  37.48%    -12.63%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMP- TION OF FUND SHARES IS NOT REFLECTED IN THE TOTAL RETURNS. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.CLAYMORE.COM. THE INVESTMENT RETURN AND PRIN- CIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE WITH CHANGES IN THE MARKET CONDITIONS AND OTHER FACTORS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 2.14%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 1.18% . There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                           % OF TOTAL
COUNTRY BREAKDOWN                         INVESTMENTS
-----------------------------------------------------
United Kingdom                                  18.4%
Canada                                          10.7%
United States                                   10.2%
France                                           8.1%
China                                            5.7%
Mexico                                           4.9%
Japan                                            4.6%
Germany                                          4.1%
Netherlands                                      3.9%
Brazil                                           3.3%
Australia                                        3.1%
Switzerland                                      2.7%
Chile                                            2.3%
Taiwan                                           2.1%
Luxembourg                                       1.8%
Spain                                            1.7%
Columbia                                         1.4%
Greece                                           1.4%
Sweden                                           1.2%
Israel                                           1.1%
Finland                                          0.8%
India                                            0.8%
Norway                                           0.8%
South Africa                                     0.8%
Italy                                            0.7%
Portugal                                         0.7%
Turkey                                           0.7%
Singapore                                        0.6%
Austria                                          0.5%
Bermuda                                          0.4%
Jersey                                           0.3%
Argentina                                        0.2%
-----------------------------------------------------

PORTFOLIO BREAKDOWN                   % OF NET ASSETS
-----------------------------------------------------
Energy                                          12.1%
Financials                                       9.6%
Telecommunication Services                       9.3%
Consumer Staples                                 9.2%
Industrials                                      8.7%
Materials                                        8.0%
Consumer Discretionary                           6.1%
Information Technology                           5.8%
Health Care                                      5.7%
Utilities                                        4.5%
-----------------------------------------------------
Total Common Stock                              79.0%
-----------------------------------------------------
Closed End Funds                                 9.9%
Income Trusts                                    6.2%
Preferred Stock                                  4.6%
-----------------------------------------------------
Total Investments                               99.7%
-----------------------------------------------------
Other Assets in Excess of Liabilities            0.3%
-----------------------------------------------------
NET ASSETS                                     100.0%
-----------------------------------------------------


26 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)


                                                 % OF TOTAL
CURRENCY DENOMINATION                           INVESTMENTS
-----------------------------------------------------------
United States Dollar                                  39.3%
Euro                                                  22.1%
Pound Sterling                                        18.1%
Hong Kong Dollar                                       5.1%
Japanese Yen                                           4.6%
Australian Dollar                                      3.3%
Swiss Franc                                            2.7%
Canadian Dollar                                        2.2%
Swedish Krona                                          1.2%
Norwegian Krone                                        0.8%
Singapore Dollar                                       0.6%
-----------------------------------------------------------
                                                 % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
-----------------------------------------------------------
Penn West Energy Trust                                 3.4%
Enerplus Resources Fund                                2.8%
Grupo Aeroportuario del Sureste SAB de CV, ADR         1.9%
BanColombia SA, ADR                                    1.4%
Ladbrokes PLC                                          1.4%
Telecomunicacoes de Sao Paulo SA, ADR                  1.4%
BT Group PLC                                           1.3%
Koninklijke DSM NV                                     1.3%
Yanzhou Coal Mining Co. Ltd. - Class H                 1.2%
Rexam PLC                                              1.2%
-----------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      Semiannual Report | November 30, 2009 | 27

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The"Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

TAO | Claymore/AlphaShares China Real Estate ETF(6)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%           103        20.93%
Between 1.5% and 2.0%        42         8.54%
Between 1.0% and 1.5%        42         8.54%
Between 0.5% and 1.0%        57        11.58%
Between -0.5% and 0.5%       92        18.70%
Between -0.5% and -1.0%      44         8.94%
Between -1.0% and -1.5%      32         6.50%
Between -1.5% and -2.0%      20         4.07%
Below -2.0%                  60        12.20%
-----------------------------------------------

HAO | Claymore/AlphaShares China Small Cap Index ETF(7)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%           101        21.77%
Between 1.5% and 2.0%        49        10.56%
Between 1.0% and 1.5%        53        11.42%
Between 0.5% and 1.0%        52        11.21%
Between -0.5% and 0.5%       92        19.83%
Between -0.5% and -1.0%      40         8.62%
Between -1.0% and -1.5%      15         3.23%
Between -1.5% and -2.0%      17         3.66%
Below -2.0%                  45         9.70%
-----------------------------------------------

FRN | Claymore/BNY Mellon Frontier Markets ETF(8)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%           125        33.69%
Between 1.5% and 2.0%        32         8.63%
Between 1.0% and 1.5%        49        13.21%
Between 0.5% and 1.0%        37         9.97%
Between -0.5% and 0.5%       50        13.48%
Between -0.5% and -1.0%      15         4.04%
Between -1.0% and -1.5%      16         4.31%
Between -1.5% and -2.0%      17         4.58%
Below -2.0%                  30         8.09%
-----------------------------------------------

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF(1)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%             7         1.14%
Between 1.5% and 2.0%         2         0.32%
Between 1.0% and 1.5%        26         4.24%
Between 0.5% and 1.0%        89        14.52%
Between -0.5% and 0.5%      380        61.99%
Between -0.5% and -1.0%      50         8.16%
Between -1.0% and -1.5%      28         4.57%
Between -1.5% and -2.0%      15         2.45%
Below -2.0%                  16         2.61%
-----------------------------------------------


28 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

CUT | Claymore/Beacon Global Timber Index ETF(5)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%            19         3.67%
Between 1.5% and 2.0%        20         3.86%
Between 1.0% and 1.5%        61        11.78%
Between 0.5% and 1.0%       115        22.20%
Between -0.5% and 0.5%      205        39.58%
Between -0.5% and -1.0%      28         5.40%
Between -1.0% and -1.5%      32         6.18%
Between -1.5% and -2.0%      17         3.28%
Below -2.0%                  21         4.05%
-----------------------------------------------

SEA | Claymore/Delta Global Shipping Index ETF(9)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%            17         5.31%
Between 1.5% and 2.0%        13         4.06%
Between 1.0% and 1.5%        31         9.69%
Between 0.5% and 1.0%        49        15.32%
Between -0.5% and 0.5%      144        45.00%
Between -0.5% and -1.0%      28         8.75%
Between -1.0% and -1.5%      17         5.31%
Between -1.5% and -2.0%       8         2.50%
Below -2.0%                  13         4.06%
-----------------------------------------------

ROB | Claymore/Robb Report Global Luxury Index ETF(4)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%            30         5.10%
Between 1.5% and 2.0%        12         2.04%
Between 1.0% and 1.5%        35         5.95%
Between 0.5% and 1.0%        91        15.48%
Between -0.5% and 0.5%      259        44.05%
Between -0.5% and -1.0%      67        11.40%
Between -1.0% and -1.5%      42         7.14%
Between -1.5% and -2.0%      22         3.74%
Below -2.0%                  30         5.10%
-----------------------------------------------

ENY | Claymore/SWM Canadian Energy Income Index ETF(2)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%            39         6.40%
Between 1.5% and 2.0%        17         2.79%
Between 1.0% and 1.5%        45         7.39%
Between 0.5% and 1.0%        84        13.79%
Between -0.5% and 0.5%      330        54.19%
Between -0.5% and -1.0%      62        10.18%
Between -1.0% and -1.5%      13         2.14%
Between -1.5% and -2.0%       8         1.31%
Below -2.0%                  11         1.81%
-----------------------------------------------

CRO | Claymore/Zacks Country Rotation ETF(3)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%            40         6.62%
Between 1.5% and 2.0%        29         4.80%
Between 1.0% and 1.5%        56         9.27%
Between 0.5% and 1.0%        90        14.90%
Between -0.5% and 0.5%      215        35.60%
Between -0.5% and -1.0%      80        13.25%
Between -1.0% and -1.5%      40         6.62%
Between -1.5% and -2.0%      26         4.30%
Below -2.0%                  28         4.64%
-----------------------------------------------

HGI | Claymore/Zacks International Multi-Asset Income Index ETF(3)

                         NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE  OF DAYS OF   TOTAL DAYS
-----------------------------------------------
Greater than 2.0%            53         8.78%
Between 1.5% and 2.0%        38         6.29%
Between 1.0% and 1.5%        71        11.75%
Between 0.5% and 1.0%       101        16.72%
Between -0.5% and 0.5%      183        30.30%
Between -0.5% and -1.0%      54         8.94%
Between -1.0% and -1.5%      43         7.12%
Between -1.5% and -2.0%      21         3.48%
Below -2.0%                  40         6.62%
-----------------------------------------------

1 Commenced operations June 27, 2007.

2 Commenced operations July 3, 2007.

3 Commenced operations July 11, 2007.

4 Commenced operations July 30, 2007.

5 Commenced operations November 9, 2007

6 Commenced operations December 18, 2007.

7 Commenced operations January 30, 2008.

8 Commenced operations June 12, 2008.

9 Commenced operations August 25, 2008.


                                      Semiannual Report | November 30, 2009 | 29

Claymore Exchange-Traded Fund Trust 2


Overview of FUND EXPENSES | AS OF NOVEMBER 30, 2009 (unaudited)


As a shareholder of Claymore/AlphaShares China Real Estate ETF; Claymore/AlphaShares China Small Cap Index ETF; Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF; Claymore/Beacon Global Timber Index ETF; Claymore/BNY Mellon Frontier Markets ETF; Claymore/Delta Global Shipping Index ETF; Claymore/Robb Report Global Luxury Index ETF; Claymore/SWM Canadian Energy Income Index ETF; Claymore/Zacks Country Rotation ETF; and Claymore/Zacks International Multi-Asset Income Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended November 30, 2009.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                ANNUALIZED EXPENSE           EXPENSES
                                                      BEGINNING         ENDING       RATIO FOR THE        PAID DURING
                                                  ACCOUNT VALUE  ACCOUNT VALUE    SIX MONTHS ENDED           PERIOD(1)
---------------------------------------------------------------------------------------------------------------------
                                                                                                             6/01/09-
                                                       6/01/09      11/30/09              11/30/09           11/30/09
---------------------------------------------------------------------------------------------------------------------
CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF(2)
  Actual                                             $ 1,000.00    $ 1,108.48                0.70%       $       3.70
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.56                0.70%               3.55

CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF(2)
  Actual                                               1,000.00      1,252.17                0.75%               4.23
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.31                0.75%               3.80

CLAYMORE/BEACON GLOBAL EXCHANGES, BROKERS & ASSET
MANAGERS INDEX ETF(2)
  Actual                                               1,000.00      1,077.85                0.70%               3.65
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.56                0.70%               3.55

CLAYMORE/BEACON GLOBAL TIMBER INDEX ETF(2)
  Actual                                               1,000.00      1,200.96                0.70%               3.86
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.56                0.70%               3.55

CLAYMORE/BNY MELLON FRONTIER MARKETS ETF(2)
  Actual                                               1,000.00      1,263.63                0.71%               4.03
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.51                0.71%               3.60

CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF(2)
  Actual                                               1,000.00      1,024.06                0.74%               3.76
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.36                0.74%               3.75

CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF(2)
  Actual                                               1,000.00      1,307.10                0.75%               4.34
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.31                0.75%               3.80

CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF(2)
  Actual                                               1,000.00      1,188.10                0.70%               3.84
  Hypothetical (5% annual return before expenses)      1,000.00      1,021.56                0.70%               3.55
---------------------------------------------------------------------------------------------------------------------


30 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | OVERVIEW OF FUND EXPENSES (unaudited) continued

                                                                                          ANNUALIZED EXPENSE         EXPENSES
                                                               BEGINNING         ENDING        RATIO FOR THE      PAID DURING
                                                           ACCOUNT VALUE  ACCOUNT VALUE     SIX MONTHS ENDED         PERIOD(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                6/01/09      11/30/09          11/30/09    6/01/09 - 11/30/09
-----------------------------------------------------------------------------------------------------------------------------
CLAYMORE/ZACKS COUNTRY ROTATION ETF(2)
  Actual                                                      $ 1,000.00    $ 1,189.10            0.70%       $       3.84
  Hypothetical (5% annual return before expenses)               1,000.00      1,021.56            0.70%               3.55

CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF(2)
  Actual                                                        1,000.00      1,236.48            0.70%               3.92
  Hypothetical (5% annual return before expenses)               1,000.00      1,021.56            0.70%               3.55
-----------------------------------------------------------------------------------------------------------------------------

1 Actual and hypothetical expenses are calculated using the annualized expense ratio.This represents the ongoing expenses of the Fund as a percentage of net assets for the six-months ended November 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying the result by 183/365.

2 The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.


Assumes all dividends and distributions were reinvested.


                                      Semiannual Report | November 30, 2009 | 31

Claymore Exchange-Traded Fund Trust 2

Portfolio of INVESTMENTS | NOVEMBER 30, 2009 (unaudited)

TAO | Claymore/AlphaShares China Real Estate ETF

   NUMBER
OF SHARES  DESCRIPTION                                                    VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 99.8%
           CHINA -- 98.8%
1,286,000  Agile Property Holdings Ltd.                           $   1,772,157
1,670,000  Champion Real Estate Investment Trust -- REIT                685,225
  245,000  Cheung Kong Holdings Ltd.                                  3,079,037
1,628,000  China Overseas Land & Investment Ltd.                      3,499,607
1,494,000  China Resources Land Ltd.                                  3,466,013
  604,000  Chinese Estates Holdings Ltd.                              1,017,818
5,213,000  Country Garden Holdings Co.                                1,970,812
   41,098  E-House China Holdings Ltd., ADR (a)                         799,356
2,270,000  Franshion Properties China Ltd.                              784,966
  271,000  Great Eagle Holdings Ltd.                                    708,083
3,422,000  Guangzhou Investment Co. Ltd.                                966,972
  920,400  Guangzhou R&F Properties Co. Ltd. -- Class H               1,612,747
  755,000  Hang Lung Group Ltd.                                       3,696,993
1,021,000  Hang Lung Properties Ltd.                                  3,728,225
  592,000  Henderson Land Development Co. Ltd.                        4,178,293
  890,000  Hongkong Land Holdings Ltd.                                4,405,500
  637,500  Hopewell Holdings Ltd.                                     2,011,171
  546,000  Hopson Development Holdings Ltd.                             907,399
  556,000  Hysan Development Co. Ltd.                                 1,596,227
  607,000  Kerry Properties Ltd.                                      3,081,934
  993,000  KWG Property Holding Ltd.                                    748,259
1,391,000  Link Real Estate Investment Trust (The) -- REIT            3,503,457
  238,000  Neo-China Land Group Holdings Ltd. (b)                        78,001
1,525,200  New World China Land Ltd.                                    592,357
2,155,000  New World Development Ltd.                                 4,432,263
4,024,000  Renhe Commercial Holdings Co. Ltd.                           804,784
1,678,000  Shenzhen Investment Ltd.                                     742,636
1,285,000  Shimao Property Holdings Ltd.                              2,440,624
1,823,300  Shui On Land Ltd.                                          1,075,138
  854,000  Shun Tak Holdings Ltd.                                       528,919
2,138,000  Sino Land Co. Ltd.                                         4,060,742
2,960,000  Sino-Ocean Land Holdings Ltd.                              2,952,304
1,690,500  SOHO China Ltd.                                              909,580
  270,000  Sun Hung Kai Properties Ltd.                               4,002,890
  329,500  Swire Pacific Ltd. -- Class A                              3,781,737
  867,500  Swire Pacific Ltd. -- Class B                              1,820,036
  868,000  Wharf Holdings Ltd.                                        4,681,509
  749,000  Wheelock & Co. Ltd.                                        2,420,914
--------------------------------------------------------------------------------
                                                                     83,544,685
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
           SINGAPORE -- 1.0%
  518,000  Yanlord Land Group Ltd.                               $      822,727
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.8%
           (Cost $74,478,427)                                        84,367,412
           Other Assets in excess of Liabilities -- 0.2%                149,690
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                  $   84,517,102
================================================================================

ADR -- American Depositary Receipt

REIT -- Real Estate Investment Trust

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $78,001 which represents 0.1% of net assets.


See notes to financial statements.

32 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 100.0%
           CONSUMER DISCRETIONARY -- 16.2%
2,476,000  AviChina Industry & Technology Co. (a)                 $   1,015,939
5,281,000  China Dongxiang Group Co.                                  3,856,759
3,084,000  China Hongxing Sports Ltd.                                   389,633
4,624,000  China Travel International Investment Hong Kong Ltd.       1,240,998
  115,622  Ctrip.com International Ltd., ADR (a)                      8,480,874
8,028,000  Denway Motors Ltd.                                         4,930,650
4,926,000  Dongfeng Motor Group Co. Ltd.                              7,563,647
  138,379  Focus Media Holding Ltd., ADR (a)                          1,738,040
  790,000  Golden Eagle Retail Group Ltd.                             1,736,947
   39,637  Home Inns & Hotels Management, Inc., ADR (a)               1,392,448
  914,000  Intime Department Store Group Co. Ltd.                       765,386
1,241,000  Li Ning Co. Ltd.                                           4,075,205
  888,000  Minth Group Ltd.                                           1,260,363
   65,577  New Oriental Education & Technology Group, ADR (a)         4,676,296
2,248,500  Parkson Retail Group Ltd.                                  3,742,592
  584,000  Ports Design Ltd.                                          1,586,189
2,416,000  Shanghai Jin Jiang International Hotels Group Co. Ltd.       729,462
--------------------------------------------------------------------------------
                                                                     49,181,428
--------------------------------------------------------------------------------
           CONSUMER STAPLES -- 7.3%
  106,933  American Oriental Bioengineering, Inc. (a)                   428,801
3,928,640  Chaoda Modern Agriculture Holdings Ltd.                    3,452,067
2,826,000  China Agri-Industries Holdings Ltd.                        3,573,453
1,230,000  China Foods Ltd.                                           1,015,722
  831,000  China Green Holdings Ltd.                                    802,034
  896,500  China Huiyuan Juice Group Ltd.                               552,927
1,609,000  China Yurun Food Group Ltd.                                3,944,569
2,410,000  Global Bio-Chem Technology Group Co. Ltd.                    547,293
  593,000  Hsu Fu Chi International Ltd.                                856,225
  366,000  Lianhua Supermarket Holdings Co. Ltd.                        870,827
1,038,000  People's Food Holdings Ltd.                                  445,880
2,716,000  Pine Agritech Ltd. (a)                                       313,728
  528,000  Tsingtao Brewery Co. Ltd.                                  2,663,794
1,634,000  Uni-President China Holdings Ltd.                          1,115,315
  971,000  Wumart Stores, Inc.                                        1,603,685
--------------------------------------------------------------------------------
                                                                     22,186,320
--------------------------------------------------------------------------------
           ENERGY -- 4.5%
2,644,000  China Oilfield Services Ltd.                               3,070,392
3,358,000  CNPC Hong Kong Ltd.                                        3,773,886
3,390,000  Yanzhou Coal Mining Co. Ltd.                               6,753,624
--------------------------------------------------------------------------------
                                                                     13,597,902
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                    VALUE
--------------------------------------------------------------------------------
           FINANCIALS -- 15.3%
2,468,000  Agile Property Holdings Ltd.                           $   3,400,997
1,798,000  Beijing Capital Land Ltd.                                    951,182
1,272,000  China Everbright Ltd.                                      3,023,198
1,236,800  China Taiping Insurance Holdings Co. Ltd. (a)              4,787,520
9,892,000  Country Garden Holdings Co.                                3,739,742
   78,098  E-House China Holdings Ltd., ADR (a)                       1,519,006
4,290,000  Franshion Properties China Ltd.                            1,483,481
1,079,500  Greentown China Holdings Ltd.                              1,704,881
6,498,000  Guangzhou Investment Co. Ltd.                              1,836,173
1,741,600  Guangzhou R&F Properties Co. Ltd.                          3,051,674
1,879,500  KWG Property Holding Ltd.                                  1,416,267
3,068,000  PICC Property & Casualty Co. Ltd. (a)                      2,474,146
7,652,000  Renhe Commercial Holdings Co. Ltd.                         1,530,370
3,164,000  Shenzhen Investment Ltd.                                   1,400,298
2,439,500  Shimao Property Holdings Ltd.                              4,633,386
5,627,000  Sino-Ocean Land Holdings Ltd.                              5,612,370
3,205,500  Soho China Ltd.                                            1,724,732
6,574,000  United Energy Group Ltd. (a)                                 360,503
  990,000  Yanlord Land Group Ltd. (Singapore)                        1,572,393
--------------------------------------------------------------------------------
                                                                     46,222,319
--------------------------------------------------------------------------------
           HEALTH CARE -- 3.5%
   40,546  China Medical Technologies, Inc., ADR                        535,613
1,280,000  China Pharmaceutical Group Ltd.                              723,392
  130,177  Mindray Medical International Ltd., ADR                    3,941,760
  896,000  Shandong Weigao Group Medical Polymer Co. Ltd.             3,167,732
   46,227  Simcere Pharmaceutical Group, ADR (a)                        367,042
  101,772  WuXi PharmaTech Cayman, Inc., ADR (a)                      1,773,886
--------------------------------------------------------------------------------
                                                                     10,509,425
--------------------------------------------------------------------------------
           INDUSTRIALS -- 22.4%
3,774,000  Air China Ltd. (a)                                         2,722,097
  852,000  Anhui Expressway Co.                                         573,852
3,236,000  Beijing Capital International Airport Co. Ltd. (a)         2,246,367
5,154,000  China Eastern Airlines Corp. Ltd. (a)                      1,921,906
2,379,000  China Everbright International Ltd.                        1,135,759
2,221,000  China National Materials Co. Ltd.                          1,630,612
6,459,000  China Shipping Container Lines Co. Ltd. (a)                2,375,199
2,246,000  China Shipping Development Co. Ltd.                        3,297,933
2,812,000  China South Locomotive and Rolling Stock Corp.             1,923,008
4,255,000  China Southern Airlines Co. Ltd. (a)                       1,421,966
1,866,000  China State Construction International Holdings Ltd.         799,355
4,430,000  Citic Pacific Ltd.                                        11,717,838
2,810,000  Citic Resources Holdings Ltd. (a)                            826,668
1,926,000  COSCO Pacific Ltd.                                         2,683,922


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 33

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF (continued)

NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            INDUSTRIALS (CONTINUED)
   293,200  Dongfang Electric Corp. Ltd.                          $   1,539,743
 2,452,000  Guangshen Railway Co. Ltd.                                  964,962
 1,338,000  GZI Transportation Ltd.                                     540,369
 1,168,000  Harbin Power Equipment Co. Ltd.                           1,067,004
 2,100,000  Jiangsu Expressway Co. Ltd.                               1,861,512
 2,284,000  Lonking Holdings Ltd.                                     1,423,420
 5,374,000  Shanghai Electric Group Co. Ltd.                          2,523,998
   893,000  Shanghai Industrial Holdings Ltd.                         4,470,675
 1,274,000  Shenzhen Expressway Co. Ltd.                                575,344
15,822,500  Shenzhen International Holdings                           1,184,112
 1,532,000  Sichuan Expressway Co. Ltd.                                 780,811
 2,670,000  Sinotrans Ltd.                                              692,464
 2,198,000  Sinotrans Shipping Ltd.                                   1,020,987
 1,136,500  Sinotruk Hong Kong Ltd.                                   1,352,042
   188,065  Suntech Power Holdings Co. Ltd., ADR (a)                  2,811,572
   866,000  Tianjin Development Holdings                                592,221
   359,000  Weichai Power Co. Ltd.                                    3,003,961
 2,501,000  Yangzijiang Shipbuilding Holdings Ltd. (Singapore)        2,220,864
 2,456,000  Zhejiang Expressway Co. Ltd.                              2,398,911
   795,000  Zhuzhou CSR Times Electric Co. Ltd.                       1,602,279
--------------------------------------------------------------------------------
                                                                     67,903,733
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 17.0%
 1,124,000  AAC Acoustic Technologies Holdings, Inc.                  1,569,219
 2,212,000  Alibaba.com Ltd. (a)                                      5,051,825
    55,181  AsiaInfo Holdings, Inc. (a)                               1,356,901
   591,000  Byd Co. Ltd. (a)                                          5,166,384
 1,326,500  BYD Electronic International Co. Ltd. (a)                 1,095,411
    65,227  China Digital TV Holding Co. Ltd., ADR                      393,319
   789,000  Digital China Holdings Ltd.                                 928,457
   163,183  Giant Interactive Group, Inc., ADR                        1,147,176
 1,007,500  Kingboard Chemical Holdings Ltd.                          4,049,422
   892,000  Kingsoft Corp Ltd.                                          667,548
 6,498,000  Lenovo Group Ltd.                                         3,747,806
   223,013  Netease.com, ADR (a)                                      8,528,017
37,598,000  Semiconductor Manufacturing International Corp. (a)       2,328,605
    62,184  Shanda Interactive Entertainment Ltd., ADR (a)            3,099,250
    93,270  Sina Corp. (a)                                            4,221,400
    51,535  Sohu.com, Inc. (a)                                        2,873,592
    17,018  The9 Ltd., ADR                                              128,486
 2,196,000  TPV Technology Ltd.                                       1,255,238
 1,066,000  Travelsky Technology Ltd.                                 1,001,333
   501,308  ZTE Corp.                                                 2,839,612
--------------------------------------------------------------------------------
                                                                     51,449,001
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
           MATERIALS -- 12.0%
1,890,000  Angang Steel Co. Ltd.                                $     3,814,068
  716,500  Asia Cement China Holdings Corp.                             408,628
3,076,000  China BlueChemical Ltd.                                    1,635,210
2,300,000  China Molybdenum Co. Ltd.                                  1,905,253
2,326,000  China National Building Material Co. Ltd.                  4,477,838
3,259,000  China Shanshui Cement Group Ltd.                           2,140,386
  391,000  FerroChina Ltd. (a) (b)                                           --
2,830,000  Hunan Non-Ferrous Metal Corp. Ltd. (a)                     1,110,069
2,385,000  Jiangxi Copper Co. Ltd.                                    6,087,018
  722,000  Lee & Man Paper Manufacturing Ltd.                         1,846,421
2,972,000  Maanshan Iron & Steel (a)                                  2,013,251
2,314,000  Nine Dragons Paper Holdings Ltd.                           4,221,849
6,176,000  Shougang Concord International Enterprises Co. Ltd.        1,203,301
3,028,000  Sinofert Holdings Ltd.                                     1,547,180
3,990,000  Sinopec Shanghai Petrochemical Co. Ltd. (a)                1,559,931
2,390,000  Sinopec Yizheng Chemical Fibre Co. Ltd. (a)                  669,187
  812,000  Zhaojin Mining Industry Co. Ltd.                           1,529,674
--------------------------------------------------------------------------------
                                                                     36,169,264
--------------------------------------------------------------------------------
           TELECOMMUNICATION SERVICES -- 0.6%
3,410,000  China Communications Services Corp. Ltd.                   1,742,366
--------------------------------------------------------------------------------
           UTILITIES -- 1.2%
2,774,000  China Power International Development Ltd. (a)               748,071
4,148,000  Guangdong Investment Ltd.                                  2,306,778
2,450,000  Huadian Power International Co. (a)                          692,309
--------------------------------------------------------------------------------
                                                                      3,747,158
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost $261,174,029)                                      302,708,916
           Other Assets in excess of Liabilities -- 0.0%                 40,676
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                 $   302,749,592
================================================================================

ADR -- American Depositary Receipt

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $0 which represents 0.0% of net assets.


Securities are classified by sectors that represent broad groupings of related industries.


See notes to financial statements.

34 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 98.6%
           AUSTRALIA -- 2.4%
    2,509  ASX Ltd.                                                  $   75,926
--------------------------------------------------------------------------------
           BERMUDA -- 1.9%
    2,415  Invesco Ltd.                                                  53,734
    1,000  MF Global Ltd. (a)                                             6,290
--------------------------------------------------------------------------------
                                                                          60,024
--------------------------------------------------------------------------------
           CANADA -- 2.7%
      423  AGF Management Ltd. -- Class B                                 6,713
      925  CI Financial Corp.                                            16,934
      552  GMP Capital, Inc.                                              6,388
      614  IGM Financial, Inc.                                           23,692
    1,092  TMX Group, Inc.                                               30,960
      331  Uranium Participation Corp. (a)                                2,066
--------------------------------------------------------------------------------
                                                                         86,753
--------------------------------------------------------------------------------
           CAYMAN ISLANDS -- 0.0%
   24,000  Get Nice Holdings Ltd.                                         1,486
--------------------------------------------------------------------------------
           GERMANY -- 4.8%
    1,844  Deutsche Boerse AG                                           153,623
--------------------------------------------------------------------------------
           HONG KONG -- 5.1%
    9,300  Hong Kong Exchanges and Clearing Ltd.                        165,837
--------------------------------------------------------------------------------
           ICELAND -- 0.0%
  241,643  Straumur-Burdaras Fjarfestingabanki hf (a) (b)                    --
--------------------------------------------------------------------------------
           ITALY -- 0.3%
      622  Azimut Holding SpA                                             8,124
--------------------------------------------------------------------------------
           JAPAN -- 10.5%
   16,000  Daiwa Securities Group, Inc.                                  86,366
      200  Jafco Co. Ltd.                                                 4,817
        3  kabu.com Securities Co. Ltd.                                   2,922
    1,100  Matsui Securities Co. Ltd.                                     7,470
    5,000  Mizuho Securities Co. Ltd.                                    16,368
       12  Monex Group, Inc.                                              4,423
   22,600  Nomura Holdings, Inc.                                        163,181
    2,000  Okasan Securities Group, Inc.                                 10,076
        4  Osaka Securities Exchange Co. Ltd.                            20,013
       94  SBI Holdings, Inc.                                            15,909
    2,000  Tokai Tokyo Financial Holdings                                 7,104
--------------------------------------------------------------------------------
                                                                        338,649
--------------------------------------------------------------------------------
           MEXICO -- 0.3%
    8,700  Bolsa Mexicana de Valores SA de CV (a)                        10,922
--------------------------------------------------------------------------------
           NETHERLANDS -- 0.5%
      771  BinckBank NV                                                  14,886
--------------------------------------------------------------------------------
           PAKISTAN -- 0.0%
    4,100  Jahangir Siddiqui & Co. Ltd.                                   1,471
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           SINGAPORE -- 2.1%
   12,000  Singapore Exchange Ltd.                                   $   68,094
--------------------------------------------------------------------------------
           SOUTH AFRICA -- 0.3%
    1,262  JSE Ltd.                                                      10,239
--------------------------------------------------------------------------------
           SPAIN -- 1.0%
      946  Bolsas y Mercados Espanoles SA                                33,376
--------------------------------------------------------------------------------
           SWEDEN -- 0.4%
      581  Ratos AB -- Class B                                           14,423
--------------------------------------------------------------------------------
           SWITZERLAND -- 1.8%
      386  EFG International AG                                           6,207
    1,200  Julius Baer Group Ltd.                                        39,612
       89  Partners Group Holding AG                                     10,901
--------------------------------------------------------------------------------
                                                                         56,720
--------------------------------------------------------------------------------
           THAILAND -- 0.1%
   10,700  Asia Plus Securities PCL                                         534
   21,100  Country Group Securities PCL (a)                                 698
    2,600  Kim Eng Securities Thailand PCL                                  939
--------------------------------------------------------------------------------
                                                                          2,171
--------------------------------------------------------------------------------
           UNITED KINGDOM -- 6.7%
    5,630  3i Group PLC                                                  24,919
    5,821  Aberdeen Asset Management PLC                                 13,374
    2,068  Ashmore Group PLC                                              8,892
      360  Climate Exchange PLC (Isle of Man) (a)                         4,537
    5,371  ICAP PLC                                                      38,104
    2,284  Intermediate Capital Group PLC                                10,177
    3,155  London Stock Exchange Group PLC                               38,962
    9,932  Man Group PLC                                                 51,897
      733  Schroders PLC                                                 13,822
    2,190  Tullett Prebon PLC                                            11,472
--------------------------------------------------------------------------------
                                                                        216,156
--------------------------------------------------------------------------------
           UNITED STATES -- 57.7%
      243  Affiliated Managers Group, Inc. (a)                           15,846
    1,064  Allied Capital Corp.                                           3,767
    1,660  American Capital Ltd.                                          4,880
    1,480  Ameriprise Financial, Inc.                                    56,418
      959  Apollo Investment Corp.                                        9,226
      579  Ares Capital Corp.                                             6,728
    5,242  Bank of New York Mellon Corp.                                139,647
      147  BlackRock, Inc.                                               33,381
      117  Calamos Asset Management, Inc. -- Class A                      1,230
    8,564  Charles Schwab Corp.                                         156,978
      448  CME Group, Inc.                                              147,047
      103  Cohen & Steers, Inc.                                           1,971
   14,461  E*Trade Financial Corp. (a)                                   23,716


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 35

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF (continued)


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           UNITED STATES (CONTINUED)
      687  Eaton Vance Corp.                                      $      20,706
      135  Evercore Partners, Inc. -- Class A                             4,186
      514  Federated Investors, Inc. -- Class B                          13,251
      610  Fortress Investment Group LLC -- Class A (a)                   2,452
      868  Franklin Resources, Inc.                                      93,770
       35  GAMCO Investors, Inc. -- Class A                               1,608
      652  GFI Group, Inc.                                                3,169
      892  GLG Partners, Inc. (a)                                         2,631
    1,041  Goldman Sachs Group, Inc.                                    176,616
      205  Greenhill & Co., Inc.                                         16,738
    1,074  IntercontinentalExchange, Inc. (a)                           114,692
      438  Investment Technology Group, Inc. (a)                          7,994
    1,060  Janus Capital Group, Inc.                                     13,875
    1,231  Jefferies Group, Inc. (a)                                     28,867
      304  KBW, Inc. (a)                                                  7,475
      946  Knight Capital Group, Inc. -- Class A (a)                     13,849
      497  LaBranche & Co., Inc. (a)                                      1,317
      943  Legg Mason, Inc.                                              26,677
      517  MarketAxess Holdings, Inc.                                     6,437
    5,291  Morgan Stanley                                               167,090
    2,085  Nasdaq OMX Group, Inc. (a)                                    38,948
    1,401  Northern Trust Corp.                                          69,350
    3,820  NYSE Euronext                                                 96,570
      436  optionsXpress Holdings, Inc.                                   6,671
      118  Penson Worldwide, Inc. (a)                                     1,058
      164  Piper Jaffray Cos. (a)                                         7,109
      278  Prospect Capital Corp.                                         3,025
      993  Raymond James Financial, Inc.                                 24,120
      761  SEI Investments Co.                                           13,325
    2,870  State Street Corp.                                           118,531
      303  Stifel Financial Corp. (a)                                    16,277
      246  SWS Group, Inc.                                                3,060
    1,487  T Rowe Price Group, Inc.                                      72,759
    2,532  TD Ameritrade Holding Corp. (a)                               49,728
        1  Teton Advisors, Inc. -- Class B (a) (b)                            1
      322  TradeStation Group, Inc. (a)                                   2,370
      499  Waddell & Reed Financial, Inc. -- Class A                     14,536
--------------------------------------------------------------------------------
                                                                      1,861,673
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS -- 98.6%
           (Cost $4,978,914)                                          3,180,553
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
           MASTER LIMITED PARTNERSHIPS -- 1.3%
           UNITED STATES -- 1.3%
      542  AllianceBernstein Holding L.P.                         $      13,713
    1,572  Blackstone Group L.P.                                         21,756
      439  Och-Ziff Capital Management Group LLC -- Class A               5,136
--------------------------------------------------------------------------------
           TOTAL MASTER LIMITED PARTNERSHIPS
           (Cost $52,095)                                                40,605
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.9%
           (Cost $5,031,009)                                          3,221,158
           Other Assets in excess of Liabilities -- 0.1%                  3,168
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                   $   3,224,326
================================================================================


AB -- Stock Company

AG -- Corporation

hf -- Limited Liability Company

LLC -- Limited Liability Company

L.P. -- Limited Partnership

NV -- Publicly Traded Company

PCL -- Public Company Limited

PLC -- Public Limited Company

SA -- Corporation

SpA -- Joint Stock Company

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $1 which represents 0.0% of net assets.


See notes to financial statements.

36 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CUT | Claymore/Beacon Global Timber Index ETF


   NUMBER
OF SHARES  DESCRIPTION                                                 VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 99.9%
           AUSTRALIA -- 2.3%
 2,610,067 Gunns Ltd.                                             $   2,162,158
--------------------------------------------------------------------------------
           BERMUDA -- 1.7%
38,562,000 China Grand Forestry Green Resources Group Ltd. (a)        1,567,328
--------------------------------------------------------------------------------
           BRAZIL -- 6.0%
   315,810 Fibria Celulose SA -- ADR                                  5,532,992
--------------------------------------------------------------------------------
           CANADA -- 7.8%
   164,494 Canfor Corp. (a)                                           1,132,773
   264,169 Sino-Forest Corp. (a)                                      4,628,126
    48,655 West Fraser Timber Co., Ltd.                               1,453,766
--------------------------------------------------------------------------------
                                                                      7,214,665
--------------------------------------------------------------------------------
           FINLAND -- 9.4%
   586,489 Stora Enso OYJ -- R Shares                                 4,481,875
   334,656 UPM-Kymmene OYJ                                            4,255,632
--------------------------------------------------------------------------------
                                                                      8,737,507
--------------------------------------------------------------------------------
           IRELAND -- 4.4%
   504,561 Smurfit Kappa Group PLC                                    4,128,500
--------------------------------------------------------------------------------
           JAPAN -- 17.5%
   833,500 Hokuetsu Kishu Paper Co., Ltd.                             4,208,863
   152,900 Nippon Paper Group, Inc.                                   4,179,923
   907,000 OJI Paper Co., Ltd.                                        3,874,584
   535,700 Sumitomo Forestry Co., Ltd.                                4,023,424
--------------------------------------------------------------------------------
                                                                     16,286,794
--------------------------------------------------------------------------------
           PORTUGAL -- 4.5%
 1,468,437 Portucel Empresa Produtora de Pasta e Papel SA             4,166,767
--------------------------------------------------------------------------------
           SOUTH AFRICA -- 5.0%
   843,660 Mondi Ltd.                                                 4,654,050
--------------------------------------------------------------------------------
           SPAIN -- 2.4%
   565,810 Grupo Empresarial Ence SA                                  2,234,130
--------------------------------------------------------------------------------
           SWEDEN -- 8.7%
   155,877 Holmen AB -- B Shares                                      3,824,888
   306,127 Svenska Cellulosa AB -- B Shares                           4,204,801
--------------------------------------------------------------------------------
                                                                      8,029,689
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           UNITED STATES -- 30.2%
   11,873  Deltic Timber Corp.                                   $      453,786
   27,681  Domtar Corp. (a)                                           1,561,762
   47,449  Greif, Inc. -- Class A                                     2,650,501
  105,878  International Paper Co.                                    2,694,595
  185,576  MeadWestvaco Corp.                                         5,079,215
   83,241  Plum Creek Timber Co., Inc. -- REIT                        2,870,982
   49,148  Potlatch Corp. -- REIT                                     1,446,917
   98,960  Rayonier, Inc. -- REIT                                     3,932,670
   93,468  Sonoco Products Co.                                        2,633,928
   50,224  Wausau Paper Corp.                                           509,774
  108,057  Weyerhaeuser Co.                                           4,207,740
--------------------------------------------------------------------------------
                                                                     28,041,870
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.9%
           (Cost $80,018,900)                                        92,756,450
           Other Assets in excess of Liabilities -- 0.1%                 64,897
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                  $   92,821,347
================================================================================


AB -- Corporation

ADR -- American Depositary Receipt

OYJ -- Publicly Traded Company

PLC -- Public Limited Company

REIT -- Real Estate Investment Trust

SA -- Corporation

(a)  Non-income producing security.


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 37

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

FRN | Claymore/BNY Mellon Frontier Markets ETF


   NUMBER
OF SHARES  DESCRIPTION                                                    VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 95.1%
           ARGENTINA -- 5.6%
   12,890  Banco Macro SA -- ADR                                   $    351,768
   13,188  Cresud SACIF y A -- ADR                                      184,761
    7,443  Empresa Distribuidora Y Comercializadora Norte -- ADR (a)     51,580
   28,143  Grupo Financiero Galicia SA -- ADR (a)                       150,565
    8,822  IRSA Inversiones y Representaciones SA -- GDR                 72,605
   10,273  Petrobras Energia SA -- ADR                                  172,175
   25,982  Telecom Argentina SA -- ADR (a)                              420,389
--------------------------------------------------------------------------------
                                                                      1,403,843
--------------------------------------------------------------------------------
           CHILE -- 28.3%
    5,938  Banco de Chile -- ADR                                        307,885
   13,517  Banco Santander Chile -- ADR                                 821,834
    7,747  Cia Cervecerias Unidas SA -- ADR                             279,279
    6,986  CorpBanca SA -- ADR                                          256,037
   35,121  Empresa Nacional de Electricidad SA -- ADR                 1,698,803
   82,622  Enersis SA -- ADR                                          1,585,516
   45,379  Lan Airlines SA -- ADR                                       699,744
   28,815  Sociedad Quimica y Minera de Chile SA -- ADR               1,088,631
    7,456  Vina Concha y Toro SA -- ADR                                 300,626
--------------------------------------------------------------------------------
                                                                      7,038,355
--------------------------------------------------------------------------------
           COLOMBIA -- 6.6%
   65,678  Ecopetrol SA -- ADR                                        1,629,471
--------------------------------------------------------------------------------
           EGYPT -- 13.4%
   88,776  Commercial International Bank -- GDR                         825,617
   41,954  Egyptian Financial Group-Hermes Holding -- GDR               440,517
   25,206  Orascom Construction Industries -- GDR                     1,027,144
   29,612  Orascom Telecom Holding SAE -- GDR                           710,688
   23,322  Telecom Egypt -- GDR (b)                                     343,067
--------------------------------------------------------------------------------
                                                                      3,347,033
--------------------------------------------------------------------------------
           GEORGIA -- 0.5%
   15,191  Bank of Georgia JSC -- GDR (a)                               129,123
--------------------------------------------------------------------------------
           JERSEY -- 0.2%
    7,293  KazakhGold Group Ltd. -- GDR (a)                              58,344
--------------------------------------------------------------------------------
           KAZAKHSTAN -- 6.1%
   38,525  Halyk Savings Bank of Kazakhstan JSC -- GDR (a)              319,757
   49,629  KazMunaiGas Exploration Production -- GDR                  1,196,059
--------------------------------------------------------------------------------
                                                                      1,515,816
--------------------------------------------------------------------------------
           LEBANON -- 3.4%
   33,542  Solidere -- GDR                                              836,873
--------------------------------------------------------------------------------
           LUXEMBOURG -- 0.6%
   11,976  MHP SA -- GDR (a)                                            137,724
--------------------------------------------------------------------------------
           NIGERIA -- 3.2%
  129,927  Guaranty Trust Bank PLC -- GDR                               805,546
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
           OMAN -- 1.5%
   47,449  Bank Muscat SAOG -- GDR (b)                           $      379,592
--------------------------------------------------------------------------------
           PAKISTAN- 0.2%
    4,301  Oil & Gas Development Co. Ltd. -- GDR (b)                     54,795
--------------------------------------------------------------------------------
           PERU -- 6.0%
   37,019  Cia de Minas Buenaventura SA -- ADR                        1,486,313
--------------------------------------------------------------------------------
           POLAND -- 18.0%
   28,462  Bank Pekao SA -- GDR (a) (b)                               1,809,329
   19,450  KGHM Polska Miedz SA -- GDR                                1,497,650
  215,347  Telekomunikacja Polska SA -- GDR                           1,184,409
--------------------------------------------------------------------------------
                                                                      4,491,388
--------------------------------------------------------------------------------
           QATAR -- 1.4%
   93,427  Commercial Bank of Qatar -- GDR (b)                          345,680
--------------------------------------------------------------------------------
           UNITED ARAB EMIRATES -- 0.1%
    6,631  Kingdom Hotel Investments -- GDR (a) (b)                      21,617
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK -- 95.1%
           (Cost $23,323,172)                                        23,681,513
--------------------------------------------------------------------------------
           PREFERRED STOCKS -- 4.8%
           CHILE -- 0.8%
    9,941  Embotelladora Andina SA -- Class B Preference Shares -- ADR  186,791
--------------------------------------------------------------------------------
           COLOMBIA -- 4.0%
   23,342  BanColombia SA -- Preference Shares -- ADR                 1,001,372
--------------------------------------------------------------------------------
           TOTAL PREFERRED STOCK -- 4.8%
           (Cost $895,839)                                            1,188,163
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.9%
           (Cost $24,219,011)                                        24,869,676
           Other Assets in excess of Liabilities -- 0.1%                 30,640
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                  $   24,900,316
================================================================================


ADR -- American Depositary Receipt

AS -- Joint Stock Company

GDR -- Global Depositary Receipt

JSC -- Joint Stock Company

PLC -- Public Limited Company

SA -- Corporation

SAE -- Corporation

SAOG -- Joint Stock Company

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $2,954,080 which represents 11.9% of net assets.


See notes to financial statements.

38 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

SEA | Claymore/Delta Global Shipping Index ETF


   NUMBER
OF SHARES  DESCRIPTION                                                 VALUE
--------------------------------------------------------------------------------
           COMMON STOCK -- 95.8%
           BELGIUM -- 8.4%
  146,593  Compagnie Maritime Belge SA                            $   4,654,850
  239,456  Euronav NV                                                 5,119,385
--------------------------------------------------------------------------------
                                                                      9,774,235
--------------------------------------------------------------------------------
           BERMUDA -- 17.8%
  180,488  Frontline Ltd.                                             4,903,859
  275,098  Golar LNG Ltd.                                             3,457,982
  210,744  Knightsbridge Tankers Ltd.                                 2,752,317
  373,267  Ship Finance International Ltd.                            4,867,402
  278,584  Tsakos Energy Navigation Ltd.                              4,635,638
--------------------------------------------------------------------------------
                                                                     20,617,198
--------------------------------------------------------------------------------
           CHINA -- 13.4%
3,204,500  China COSCO Holdings Co. Ltd. -- Class H                   4,225,723
7,335,000  China Shipping Container Lines Co. Ltd. -- Class H         2,697,335
2,946,000  China Shipping Development Co. Ltd. -- Class H             4,325,785
5,610,000  Pacific Basin Shipping Ltd.                                4,249,040
--------------------------------------------------------------------------------
                                                                     15,497,883
--------------------------------------------------------------------------------
           DENMARK -- 8.5%
  124,235  D/S Norden                                                 5,138,028
  447,935  Torm A/S                                                   4,699,124
--------------------------------------------------------------------------------
                                                                      9,837,152
--------------------------------------------------------------------------------
           JAPAN -- 8.9%
  669,000  Kawasaki Kisen Kaisha Ltd.                                 1,949,260
  446,000  Mitsui OSK Lines Ltd.                                      2,500,644
  957,000  Nippon Yusen KK                                            2,988,369
1,068,000  Shinwa Kaiun Kaisha Ltd.                                   2,938,255
--------------------------------------------------------------------------------
                                                                     10,376,528
--------------------------------------------------------------------------------
           LIBERIA -- 2.4%
  396,595  Excel Maritime Carriers Ltd.                               2,740,471
--------------------------------------------------------------------------------
           MARSHALL ISLANDS -- 16.3%
  326,116  Diana Shipping, Inc.                                       5,071,104
  765,823  Navios Maritime Holdings, Inc.                             4,426,457
  451,202  Seaspan Corp.                                              4,105,938
  220,297  Teekay Corp.                                               5,287,128
--------------------------------------------------------------------------------
                                                                     18,890,627
--------------------------------------------------------------------------------
           SINGAPORE -- 5.1%
4,620,000  Cosco Corp. Singapore Ltd.                                 3,568,855
2,170,000  Neptune Orient Lines Ltd.                                  2,365,592
--------------------------------------------------------------------------------
                                                                      5,934,447
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           UNITED STATES -- 15.0%
  120,098  Alexander & Baldwin, Inc.                             $    3,668,994
  515,423  Eagle Bulk Shipping, Inc.                                  2,917,294
  127,884  Genco Shipping & Trading Ltd.                              3,002,716
  547,809  General Maritime Corp.                                     3,873,010
  103,678  Overseas Shipholding Group, Inc.                           3,971,904
--------------------------------------------------------------------------------
                                                                     17,433,918
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS -- 95.8%
           (Cost $108,830,775)                                      111,102,459
--------------------------------------------------------------------------------
           MASTER LIMITED PARTNERSHIPS -- 4.1%
           MARSHALL ISLANDS -- 4.1%
  193,763  Teekay LNG Partners LP
           (Cost $3,727,667)                                          4,720,067
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.9%
           (Cost $112,558,442)                                      115,822,526
           Other Assets in excess of Liabilities -- 0.1%                 92,065
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                  $  115,914,591
================================================================================


A/S  Limited Liability Stock Company

KK   Joint Stock Company

LP   Limited Partnership

NV   Publicly Traded Company

SA   Corporation


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 39

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

ROB | Claymore/Robb Report Global Luxury Index ETF


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 95.9%
           BERMUDA -- 4.3%
   42,000  Mandarin Oriental International Ltd.                    $     53,340
    4,500  Orient-Express Hotels Ltd. -- Class A                         37,620
  112,000  Shangri-La Asia Ltd.                                         202,897
--------------------------------------------------------------------------------
                                                                        293,857
--------------------------------------------------------------------------------
           BRAZIL -- 1.8%
    6,103  Empresa Brasileira de Aeronautica SA, ADR (a)                124,074
--------------------------------------------------------------------------------
           FRANCE -- 28.0%
    3,159  Christian Dior SA                                            320,137
      368  Dassault Aviation SA                                         282,326
    1,802  Hermes International                                         256,205
    2,844  LVMH Moet Hennessy Louis Vuitton SA                          296,156
    3,732  Pernod-Ricard SA                                             318,197
    2,905  PPR                                                          351,531
    1,794  Remy Cointreau SA                                             90,230
--------------------------------------------------------------------------------
                                                                      1,914,782
--------------------------------------------------------------------------------
           GERMANY -- 9.3%
    6,587  Bayerische Motoren Werke AG                                  310,774
    6,489  Daimler AG                                                   328,509
--------------------------------------------------------------------------------
                                                                        639,283
--------------------------------------------------------------------------------
           ITALY -- 7.1%
   11,508  Bulgari SpA                                                  106,343
   11,957  Luxottica Group SpA                                          297,638
    1,065  Tod's SpA                                                     80,475
--------------------------------------------------------------------------------
                                                                        484,456
--------------------------------------------------------------------------------
           JAPAN -- 5.2%
   13,900  Shiseido Co Ltd.                                             275,434
   15,000  TOTO Ltd.                                                     81,142
--------------------------------------------------------------------------------
                                                                        356,576
--------------------------------------------------------------------------------
           SWITZERLAND -- 13.0%
   10,680  Compagnie Financiere Richemont SA                            345,418
    5,298  Julius Baer Group Ltd.                                       174,885
    1,455  Swatch Group AG (The)                                        366,412
--------------------------------------------------------------------------------
                                                                        886,715
--------------------------------------------------------------------------------
           UNITED KINGDOM -- 2.2%
   16,226  Burberry Group PLC                                           151,782
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           UNITED STATES -- 25.0%
    9,108  Coach, Inc.                                            $     316,503
    8,271  Nordstrom, Inc.                                              276,665
    4,323  Northern Trust Corp.                                         213,989
    3,768  Polo Ralph Lauren Corp.                                      289,571
    6,014  Saks, Inc. (a)                                                36,745
    2,477  Sotheby's                                                     46,989
    4,641  Tiffany & Co.                                                198,078
    2,566  Wilmington Trust Corp.                                        31,485
    4,711  Wynn Resorts Ltd. (a)                                        304,048
--------------------------------------------------------------------------------
                                                                      1,714,073
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS -- 95.9%
           (Cost $8,205,633)                                          6,565,598
--------------------------------------------------------------------------------
           PREFERRED STOCK -- 3.9%
           GERMANY -- 3.9%
    3,848  Porsche Automobil Holding SE
           (Cost $487,136)                                              267,773
--------------------------------------------------------------------------------
           RIGHTS -- 0.1%
           FRANCE -- 0.1%
    2,971  Pernod-Ricard SA (a)
           (Cost $0)                                                      5,066
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.9%
           (Cost -- $8,692,769)                                       6,838,437
           Other Assets in excess of Liabilities -- 0.1%                  6,858
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                   $   6,845,295
================================================================================


ADR -- American Depositary Receipt

AG -- Stock Corporation

PLC -- Public Limited Company

SA -- Corporation

SE -- Stock Corporation

SpA -- Joint Stock Company

(a)  Non-income producing security.


See notes to financial statements.

40 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 l PORTFOLIO OF INVESTMENTS (unaudited) continued

ENY | Claymore/SWM Canadian Energy Income Index ETF


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 57.3%
           CANADA -- 57.3%
  923,935  BlackPearl Resources, Inc. (a)                         $   2,147,158
   50,366  Canadian Natural Resources Ltd.                            3,366,651
   93,013  Cenovus Energy, Inc. (a)                                   2,365,358
1,852,936  Connacher Oil and Gas Ltd. (a)                             1,827,890
   56,903  Crescent Point Energy Corp.                                2,133,626
   10,505  EnCana Corp.                                                 563,688
   65,325  Husky Energy, Inc.                                         1,716,389
   91,428  Imperial Oil Ltd.                                          3,516,628
1,487,228  Ivanhoe Energy, Inc. (a)                                   3,978,167
   72,890  Nexen, Inc.                                                1,716,726
1,617,019  Oilsands Quest, Inc. (a)                                   1,956,593
1,533,701  OPTI Canada, Inc. (a)                                      3,011,393
   55,388  Petrobank Energy & Resources Ltd. (a)                      2,642,653
  138,976  Suncor Energy, Inc.                                        4,996,149
1,442,024  UTS Energy Corp. (a)                                       2,831,387
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS
           (Cost $33,141,014)                                        38,770,456
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           INCOME TRUSTS -- 42.2%
           CANADA -- 42.2%
  105,049  ARC Energy Trust                                      $    2,017,778
  180,477  Baytex Energy Trust                                        4,651,231
   91,282  Bonavista Energy Trust                                     1,811,354
  192,322  Canadian Oil Sands Trust                                   5,335,944
  219,474  Daylight Resources Trust                                   1,873,622
  123,554  Enerplus Resources Fund                                    2,830,286
  186,442  NAL Oil & Gas Trust                                        2,249,506
  261,876  Penn West Energy Trust                                     4,595,405
  181,812  Peyto Energy Trust                                         2,031,535
   40,953  Vermilion Energy Trust                                     1,189,841
--------------------------------------------------------------------------------
           TOTAL INCOME TRUSTS
           (Cost $22,634,153)                                        28,586,502
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.5%
           (Cost $55,775,167)                                        67,356,958
           Other Assets in excess of Liabilities -- 0.5%                366,067
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                  $   67,723,025
================================================================================


(a)  Non-income producing security.


See notes to financial statements.

Semiannual Report | November 30, 2009 | 41

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF


   NUMBER
OF SHARES  DESCRIPTION                                                 VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 98.9%
           AUSTRALIA -- 11.6%
    1,695  AGL Energy Ltd.                                           $   21,473
    7,346  AMP Ltd.                                                      41,555
    2,236  Australia & New Zealand Banking Group Ltd.                    45,335
    1,337  BHP Billiton Ltd.                                             50,544
    6,046  Brambles Ltd.                                                 36,526
      989  Commonwealth Bank of Australia                                47,799
      812  CSL Ltd.                                                      23,442
    7,256  Foster's Group Ltd.                                           37,327
    9,794  Insurance Australia Group Ltd.                                35,143
      375  Macquarie Group Ltd.                                          16,476
    1,615  National Australia Bank Ltd.                                  42,309
      720  Newcrest Mining Ltd.                                          24,247
    1,602  Origin Energy Ltd.                                            22,890
    1,226  QBE Insurance Group Ltd.                                      24,958
      234  Rio Tinto Ltd.                                                15,349
    1,624  Santos Ltd.                                                   21,882
    5,894  Suncorp-Metway Ltd.                                           47,369
   14,909  Telstra Corp Ltd.                                             46,536
    1,112  Wesfarmers Ltd.                                               30,312
    3,175  Westfield Group -- REIT                                       35,485
    2,457  Westpac Banking Corp.                                         54,291
      547  Woodside Petroleum Ltd.                                       24,409
    1,371  Woolworths Ltd.                                               35,201
--------------------------------------------------------------------------------
                                                                        780,858
--------------------------------------------------------------------------------
           BERMUDA -- 7.4%
    7,000  Cheung Kong Infrastructure Holdings Ltd.                      25,967
   24,000  Chinese Estates Holdings Ltd.                                 40,443
    6,046  Esprit Holdings Ltd.                                          40,642
    8,500  Kerry Properties Ltd.                                         43,157
   18,000  Li & Fung Ltd.                                                72,463
   42,000  Noble Group Ltd.                                              93,997
   17,000  NWS Holdings Ltd.                                             33,210
   65,000  Pacific Basin Shipping Ltd.                                   49,231
   30,000  Shangri-La Asia Ltd.                                          54,347
   16,000  Yue Yuen Industrial Holdings Ltd.                             45,109
--------------------------------------------------------------------------------
                                                                        498,566
--------------------------------------------------------------------------------
           CAYMAN ISLANDS -- 2.1%
    3,200  ASM Pacific Technology Ltd.                                   26,157
   65,000  Foxconn International Holdings Ltd. (a)                       56,109
   14,000  Kingboard Chemical Holdings Ltd.                              56,270
--------------------------------------------------------------------------------
                                                                        138,536
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
           CHINA -- 17.7%
   14,000  Bank of East Asia Ltd.                                    $   60,605
   29,000  BOC Hong Kong Holdings Ltd.                                   66,530
   33,000  Cathay Pacific Airways Ltd.                                   56,376
    4,000  Cheung Kong Holdings Ltd.                                     50,270
    7,000  CLP Holdings Ltd.                                             47,464
    8,000  Hang Lung Group Ltd.                                          39,173
   13,000  Hang Lung Properties Ltd.                                     47,470
    2,500  Hang Seng Bank Ltd.                                           36,580
    6,000  Henderson Land Development Co. Ltd.                           42,348
   22,000  Hong Kong & China Gas Co. Ltd.                                52,231
     800   Hong Kong Aircraft Engineerg Co. Ltd.                         10,622
    2,400  Hong Kong Exchanges and Clearing Ltd.                         42,796
    8,500  Hongkong Electric Holdings Ltd.                               46,173
   12,000  Hopewell Holdings Ltd.                                        37,857
    7,000  Hutchison Whampoa Ltd.                                        47,328
   16,000  Hysan Development Co. Ltd.                                    45,935
   23,500  Link (The) -- REIT                                            59,189
   14,500  MTR Corp.                                                     49,299
   24,000  New World Development Ltd.                                    49,362
   24,000  Sino Land Co. Ltd.                                            45,584
    4,000  Sun Hung Kai Properties Ltd.                                  59,302
    3,500  Swire Pacific Ltd.                                            40,170
    7,000  Television Broadcasts Ltd.                                    31,974
   11,000  Wharf Holdings Ltd.                                           59,328
   13,000  Wheelock & Co. Ltd.                                           42,019
    2,000  Wing Hang Bank Ltd.                                           20,696
--------------------------------------------------------------------------------
                                                                      1,186,681
--------------------------------------------------------------------------------
           FRANCE -- 1.1%
      512  AXA SA                                                        12,199
      138  BNP Paribas                                                   11,395
      389  France Telecom SA                                             10,118
      242  GDF Suez                                                      10,104
      150  Sanofi-Aventis SA                                             11,332
      165  Total SA                                                      10,209
      361  Vivendi                                                       10,401
--------------------------------------------------------------------------------
                                                                         75,758
--------------------------------------------------------------------------------
           ISLE OF MAN -- 1.1%
   97,000  Genting Singapore PLC (a)                                     74,931
--------------------------------------------------------------------------------


See notes to financial statements.

42 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF (continued)


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           JAPAN -- 24.0%
      500  Astellas Pharma, Inc.                                     $   18,515
    1,800  Bridgestone Corp.                                             28,731
      800  Canon, Inc.                                                   30,925
        2  Central Japan Railway Co.                                     14,510
    1,200  Chubu Electric Power Co., Inc.                                30,785
    1,400  Daiichi Sankyo Co. Ltd.                                       27,514
      700  Denso Corp.                                                   19,624
      300  East Japan Railway Co.                                        21,243
      100  Fanuc Ltd.                                                     8,288
      600  FUJIFILM Holdings Corp.                                       16,403
   11,000  Hitachi Ltd.                                                  29,880
    1,300  Honda Motor Co. Ltd.                                          40,745
    5,000  ITOCHU Corp.                                                  34,419
        3  Japan Tobacco, Inc.                                            8,908
      500  JFE Holdings, Inc.                                            16,484
    1,200  Kansai Electric Power Co., Inc. (The)                         29,950
    1,000  Kao Corp.                                                     24,610
        2  KDDI Corp.                                                    10,842
    8,000  Kintetsu Corp.                                                30,925
    3,000  Kirin Holdings Co. Ltd.                                       49,173
    1,900  Komatsu Ltd.                                                  37,451
      100  Kyocera Corp.                                                  7,987
      800  Kyushu Electric Power Co., Inc.                               17,635
    1,900  Mitsubishi Corp.                                              43,009
    6,000  Mitsubishi Electric Corp.                                     42,487
    2,000  Mitsubishi Estate Co. Ltd.                                    31,226
   10,000  Mitsubishi Heavy Industries Ltd.                              32,736
    7,400  Mitsubishi UFJ Financial Group, Inc.                          41,405
    2,900  Mitsui & Co. Ltd.                                             38,512
    2,000  Mitsui Fudosan Co. Ltd.                                       34,593
      600  Mitsui Sumitomo Insurance Group Holdings, Inc.                15,811
   19,400  Mizuho Financial Group, Inc.                                  36,483
      200  Murata Manufacturing Co. Ltd.                                  9,542
      100  Nintendo Co. Ltd.                                             24,621
   12,000  Nippon Steel Corp.                                            44,715
      400  Nippon Telegraph & Telephone Corp.                            17,413
    6,300  Nissan Motor Co. Ltd.                                         45,781
    4,900  Nomura Holdings, Inc.                                         35,380
        6  NTT DoCoMo, Inc.                                               9,124
    2,500  Panasonic Corp.                                               32,242
    2,000  Ricoh Co. Ltd.                                                26,722
      200  Secom Co. Ltd.                                                 9,380
    1,100  Seven & I Holdings Co. Ltd.                                   24,683


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
    3,000  Sharp Corp.                                             $     34,407
      400  Shin-Etsu Chemical Co. Ltd.                                   21,777
    1,500  Softbank Corp.                                                36,044
    1,000  Sony Corp.                                                    26,989
    2,700  Sumitomo Corp.                                                26,641
   17,000  Sumitomo Metal Industries Ltd.                                43,218
      700  Sumitomo Mitsui Financial Group, Inc.                         23,159
      700  Takeda Pharmaceutical Co. Ltd.                                29,253
      900  Tohoku Electric Power Co. Ltd.                                19,088
      900  Tokio Marine Holdings, Inc.                                   25,962
    1,100  Tokyo Electric Power Co. Inc. (The)                           29,752
      200  Tokyo Electron Ltd.                                           10,958
   10,000  Tokyo Gas Co. Ltd.                                            41,326
   10,000  Toshiba Corp.                                                 53,166
      900  Toyota Motor Corp.                                            35,939
--------------------------------------------------------------------------------
                                                                      1,609,091
--------------------------------------------------------------------------------
           MAURITIUS -- 1.0%
  198,690  Golden Agri-Resources Ltd.                                    65,984
--------------------------------------------------------------------------------
           SINGAPORE -- 15.6%
   44,000  Ascendas Real Estate Investment Trust -- REIT                 61,625
   17,000  CapitaLand Ltd.                                               49,460
   50,000  CapitaMall Trust -- REIT                                      62,087
    6,000  City Developments Ltd.                                        43,317
   51,000  ComfortDelgro Corp. Ltd.                                      54,492
    6,000  DBS Group Holdings Ltd.                                       62,029
   13,000  Fraser and Neave Ltd.                                         37,353
    2,000  Jardine Cycle & Carriage Ltd.                                 35,057
    9,000  Keppel Corp. Ltd.                                             52,630
   34,000  Olam International Ltd.                                       64,556
    9,000  Oversea-Chinese Banking Corp. Ltd.                            54,449
   21,000  SembCorp Industries Ltd.                                      56,095
   17,000  SembCorp Marine Ltd.                                          42,956
    5,000  Singapore Airlines Ltd.                                       48,009
    7,000  Singapore Exchange Ltd.                                       39,721
   22,000  Singapore Press Holdings Ltd.                                 59,243
   28,000  Singapore Technologies Engineering Ltd.                       61,250
   22,000  Singapore Telecommunications Ltd.                             46,536
    5,000  United Overseas Bank Ltd.                                     68,007
   11,000  Wilmar International Ltd.                                     50,031
--------------------------------------------------------------------------------
                                                                      1,048,903
--------------------------------------------------------------------------------


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 43

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF (continued)


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           SPAIN -- 3.3%
      504  Abertis Infraestructuras SA                               $   11,483
      183  ACS Actividades de Construccion y Servicios SA                 9,108
    1,563  Banco Bilbao Vizcaya Argentaria SA                            29,438
    2,180  Banco Popular Espanol SA                                      18,459
    3,500  Banco Santander SA                                            59,956
      528  Gas Natural SDG SA                                            10,951
    2,223  Iberdrola SA                                                  21,093
      211  Inditex SA                                                    13,441
      424  Repsol YPF SA                                                 11,649
    1,321  Telefonica SA                                                 37,920
--------------------------------------------------------------------------------
                                                                        223,498
--------------------------------------------------------------------------------
           SWEDEN -- 2.8%
      200  Hennes & Mauritz AB -- Class B                                11,798
    3,572  Nordea Bank AB                                                36,951
    2,329  Sandvik AB                                                    27,375
      490  Svenska Handelsbanken AB -- Class A                           14,015
    3,056  Telefonaktiebolaget LM Ericsson -- Class B                    29,295
    5,546  TeliaSonera AB                                                39,279
    2,965  Volvo AB -- Class B                                           28,105
--------------------------------------------------------------------------------
                                                                        186,818
--------------------------------------------------------------------------------
           SWITZERLAND -- 2.0%
    1,158  ABB Ltd.                                                      21,217
      213  Credit Suisse Group AG                                        11,029
      523  Nestle SA                                                     24,727
      477  Novartis AG                                                   26,480
       70  Roche Holding AG                                              11,452
       39  Syngenta AG                                                   10,342
    1,271  UBS AG                                                        19,718
       51  Zurich Financial Services AG                                  10,990
--------------------------------------------------------------------------------
                                                                        135,955
--------------------------------------------------------------------------------
           UNITED KINGDOM -- 9.0%
      332  Anglo American PLC                                            14,182
      229  AstraZeneca PLC                                               10,211
    3,443  BAE Systems PLC                                               18,539
    5,932  Barclays PLC                                                  28,460
    1,043  BG Group PLC                                                  18,880
      798  BHP Billiton PLC                                              24,326
    4,504  BP PLC                                                        42,472
      697  British American Tobacco PLC                                  21,127
    7,174  Centrica PLC                                                  29,975
    1,396  Diageo PLC                                                    23,482
    1,694  GlaxoSmithKline PLC                                           34,945
    4,136  HSBC Holdings PLC                                             47,988


   NUMBER
OF SHARES DESCRIPTION                                          VALUE
--------------------------------------------------------------------------------
      368  Imperial Tobacco Group PLC                             $      10,677
   38,302  Lloyds Banking Group PLC                                      34,666
    1,966  National Grid PLC                                             21,310
      220  Reckitt Benckiser Group PLC                                   11,192
      256  Rio Tinto PLC                                                 12,973
      703  Royal Dutch Shell PLC -- Class B                              20,040
      706  Royal Dutch Shell PLC -- Class A                              20,976
      465  SABMiller PLC                                                 13,507
      469  Standard Chartered PLC                                        11,422
    4,837  Tesco PLC                                                     33,578
      406  Unilever PLC                                                  11,887
   24,801  Vodafone Group PLC                                            55,801
    1,720  Xstrata PLC                                                   30,175
--------------------------------------------------------------------------------
                                                                        602,791
--------------------------------------------------------------------------------
           UNITED STATES -- 0.2%
       93  Synthes, Inc.                                                 12,233
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS -- 98.9%
           (Cost -- $6,102,162)                                       6,640,603
--------------------------------------------------------------------------------
           EXCHANGE-TRADED FUNDS -- 0.8%
           UNITED STATES -- 0.8%
    1,810  SPDR MSCI ACWI ex-US ETF
           (Cost -- $50,845)                                             56,237
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.7%
           (Cost $6,153,007)                                          6,696,840
           Other Assets in excess of Liabilities -- 0.3%                 17,326
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                   $   6,714,166
================================================================================


AB -- Publicly Traded Company

AG -- Corporation

PLC -- Public Limited Company

REIT -- Real Estate Investment Trust

SA -- Corporation

(a)  Non-income producing security.


See notes to financial statements.

44 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 79.0%
           ARGENTINA -- 0.2%
    2,109  YPF SA, ADR                                             $     78,645
--------------------------------------------------------------------------------
           AUSTRALIA -- 3.1%
   40,067  Amcor Ltd.                                                   216,751
   10,580  Australia & New Zealand Banking Group Ltd.                   214,509
    8,188  National Australia Bank Ltd.                                 214,504
   17,395  Santos Ltd.                                                  234,379
    8,258  Westpac Banking Corp.                                        182,473
--------------------------------------------------------------------------------
                                                                      1,062,616
--------------------------------------------------------------------------------
           AUSTRIA -- 0.5%
   10,499  Telekom AG                                                   182,532
--------------------------------------------------------------------------------
           BERMUDA -- 0.4%
  236,000  First Pacific Co.                                            136,725
--------------------------------------------------------------------------------
           BRAZIL -- 1.2%
    7,086  CPFL Energia SA, ADR                                         406,807
--------------------------------------------------------------------------------
           CANADA -- 4.5%
    6,087  Canadian Natural Resources Ltd.                              408,681
    6,651  EnCana Corp.                                                 356,886
   17,326  Nexen, Inc.                                                  408,067
   21,938  Talisman Energy, Inc.                                        383,037
--------------------------------------------------------------------------------
                                                                      1,556,671
--------------------------------------------------------------------------------
           CHILE -- 1.2%
    2,528  Empresa Nacional de Electricidad SA, ADR                     122,279
    4,330  Sociedad Quimica y Minera SA, ADR                            163,587
    3,068  Vina Concha y Toro SA, ADR                                   123,702
--------------------------------------------------------------------------------
                                                                        409,568
--------------------------------------------------------------------------------
           CHINA -- 5.6%
   18,000  Cheung Kong Holdings Ltd.                                    226,215
   51,000  CLP Holdings Ltd.                                            345,806
    2,187  CNOOC Ltd., ADR                                              338,854
  430,000  Guangshen Railway Co. Ltd. -- Class H                        169,222
   14,600  Hang Seng Bank Ltd.                                          213,627
   21,500  Swire Pacific Ltd. -- Class A                                246,760
  212,000  Yanzhou Coal Mining Co. Ltd. -- Class H                      422,350
--------------------------------------------------------------------------------
                                                                      1,962,834
--------------------------------------------------------------------------------
           FINLAND -- 0.8%
   19,929  Nokia OYJ                                                    262,402
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
           FRANCE -- 8.1%
    1,818  Air Liquide SA                                          $    211,260
    1,698  Dassault Systemes SA                                          97,689
    9,379  France Telecom SA                                            243,956
    3,546  Group Danone SA                                              211,940
    2,270  Lafarge SA                                                   186,523
    1,420  L'Oreal SA                                                   154,052
    4,744  Publicis Groupe SA                                           182,618
    4,571  Sanofi-Aventis SA                                            345,330
   12,238  SCOR SE                                                      298,294
    2,234  Societe Generale                                             157,270
    4,239  Sodexo                                                       238,022
    2,972  Total SA                                                     183,880
    5,618  Vinci SA                                                     310,604
--------------------------------------------------------------------------------
                                                                      2,821,438
--------------------------------------------------------------------------------
           GERMANY -- 4.1%
    1,977  Adidas AG                                                    113,176
    2,154  Aixtron AG                                                    77,517
    3,409  Bayer AG                                                     260,972
   22,125  Deutsche Telekom AG                                          326,195
    2,739  Fresenius Medical Care AG & Co. KGaA                         145,613
    3,874  Henkel AG & Co. KGaA                                         167,158
    2,011  SAP AG                                                        96,071
    1,963  Siemens AG                                                   192,331
      321  Volkswagen AG                                                 39,518
--------------------------------------------------------------------------------
                                                                      1,418,551
--------------------------------------------------------------------------------
           GREECE -- 1.4%
   11,070  Coca Cola Hellenic Bottling Co. SA, ADR                      242,101
   29,295  Hellenic Telecommunications Organization SA, ADR             227,622
--------------------------------------------------------------------------------
                                                                        469,723
--------------------------------------------------------------------------------
           INDIA -- 0.8%
    2,266  Dr. Reddy's Laboratories Ltd., ADR                            54,951
      756  HDFC Bank Ltd., ADR                                          101,720
    2,084  Infosys Technologies Ltd., ADR                               106,221
--------------------------------------------------------------------------------
                                                                        262,892
--------------------------------------------------------------------------------
           ISRAEL -- 1.1%
   18,230  Partner Communications Co. Ltd., ADR                         336,344
      941  Teva Pharmaceutical Industries Ltd., ADR                      49,675
--------------------------------------------------------------------------------
                                                                        386,019
--------------------------------------------------------------------------------

See notes to financial statements.

Semiannual Report | November 30, 2009 | 45

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)

   NUMBER
OF SHARES  DESCRIPTION                                                 VALUE
--------------------------------------------------------------------------------
           ITALY -- 0.7%
   27,758  Benetton Group SpA                                      $    253,798
--------------------------------------------------------------------------------
           JAPAN -- 4.6%
    3,800  Advantest Corp.                                               84,783
    6,900  Canon, Inc.                                                  266,725
    4,800  Eisai Co. Ltd.                                               176,632
    4,300  Kao Corp.                                                    105,822
   11,600  Konami Corp.                                                 194,175
    1,100  Nidec Corp.                                                   96,918
    9,400  Nomura Real Estate Holdings, Inc.                            146,437
      73   NTT DoCoMo, Inc.                                             111,011
   10,600  Panasonic Corp.                                              136,707
    3,800  Sony Corp.                                                   102,560
    3,500  TDK Corp.                                                    183,238
--------------------------------------------------------------------------------
                                                                      1,605,008
--------------------------------------------------------------------------------
           JERSEY -- 0.3%
      320  Randgold Resources Ltd.                                       27,072
    3,292  Shire PLC                                                     64,020
--------------------------------------------------------------------------------
                                                                         91,092
--------------------------------------------------------------------------------
           LUXEMBOURG -- 1.7%
    7,840  ArcelorMittal                                                305,447
    7,652  Tenaris SA, ADR                                              301,948
--------------------------------------------------------------------------------
                                                                        607,395
--------------------------------------------------------------------------------
           MEXICO -- 4.9%
    1,181  America Movil SAB de CV -- Series L, ADR                      57,137
    2,364  Coca-Cola Femsa SAB de CV, ADR                               135,055
   21,540  Grupo Aeroportuario del Centro Norte SAB de CV, ADR          263,003
   10,919  Grupo Aeroportuario del Pacifico SAB de CV, ADR              308,789
   13,753  Grupo Aeroportuario del Sureste SAB de CV, ADR               669,909
   12,515  Industrias Bachoco SAB de CV, ADR                            272,827
--------------------------------------------------------------------------------
                                                                      1,706,720
--------------------------------------------------------------------------------
           NETHERLANDS -- 3.9%
    4,295  Heineken Holding NV                                          176,974
   12,028  Koninklijke Ahold NV                                         162,145
    9,043  Koninklijke DSM NV                                           444,773
   11,275  Koninklijke KPM NV                                           200,086
   13,775  Koninklijke Philips Electronics NV                           376,706
--------------------------------------------------------------------------------
                                                                      1,360,684
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
           NORWAY -- 0.8%
    6,200  Yara International ASA                                   $   265,630
--------------------------------------------------------------------------------
           PORTUGAL -- 0.7%
   20,969  Portugal Telecom SGPS SA                                     253,460
--------------------------------------------------------------------------------
           SINGAPORE -- 0.6%
   21,000  DBS Group Holdings Ltd.                                      217,103
--------------------------------------------------------------------------------
           SOUTH AFRICA -- 0.8%
    7,340  Sasol Ltd., ADR                                              290,517
--------------------------------------------------------------------------------
           SPAIN -- 1.7%
   11,238  Banco Santander SA                                           192,511
   19,227  Bankinter SA                                                 205,962
    7,193  Repsol YPF SA                                                197,626
--------------------------------------------------------------------------------
                                                                        596,099
--------------------------------------------------------------------------------
           SWEDEN -- 1.2%
   15,305  Atlas Copco AB -- Class A                                    216,353
   20,405  Volvo AB -- Class B                                          193,417
--------------------------------------------------------------------------------
                                                                        409,770
--------------------------------------------------------------------------------
           SWITZERLAND -- 2.7%
    4,624  Nestle SA                                                    218,618
    6,389  Novartis AG                                                  354,679
      951  Roche Holding AG                                             158,902
      728  Syngenta AG                                                  193,046
--------------------------------------------------------------------------------
                                                                        925,245
--------------------------------------------------------------------------------
           TAIWAN -- 2.1%
   20,993  Chunghwa Telecom Co. Ltd., ADR                               373,465
   26,938  Siliconware Precision Industries Co., ADR                    181,023
   17,832  Taiwan Semiconductor Manufacturing Co. Ltd., ADR             185,274
--------------------------------------------------------------------------------
                                                                        739,762
--------------------------------------------------------------------------------
           TURKEY -- 0.7%
   16,306  Turkcell Iletisim Hizmet AS, ADR                             250,460
--------------------------------------------------------------------------------
           UNITED KINGDOM -- 18.4%
   66,122  ARM Holdings PLC                                             167,869
   14,316  Associated British Foods PLC                                 189,244
    6,513  BG Group PLC                                                 117,894
   10,978  BHP Billiton PLC                                             334,647
   28,184  BP PLC                                                       265,769
   29,478  British Sky Broadcasting Group PLC                           256,153
  201,942  BT Group PLC                                                 464,633
   33,797  Bunzl PLC                                                    346,097
   47,988  Centrica PLC                                                 200,506
    8,939  GlaxoSmithKline PLC                                          184,399
   34,159  HSBC Holdings PLC                                            396,333
    7,008  Imperial Tobacco Group PLC                                   203,335


See notes to financial statements.

46 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)


   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
           UNITED KINGDOM (CONTINUED)
  218,908  Ladbrokes PLC                                          $     484,988
  159,489  Legal & General Group PLC                                    202,454
   31,323  Marks & Spencer Group PLC                                    198,369
   21,474  National Grid PLC                                            232,767
   92,613  Rexam PLC                                                    421,613
    7,114  Royal Dutch Shell PLC -- Class A                             211,369
   17,977  Smith & Nephew PLC                                           170,522
   30,744  Tate & Lyle PLC                                              209,283
   43,777  Tesco PLC                                                    303,894
   11,518  Unilever PLC                                                 337,215
   34,139  United Utilities Group PLC                                   267,074
   96,255  Vodafone Group PLC                                           216,569
--------------------------------------------------------------------------------
                                                                      6,382,996
--------------------------------------------------------------------------------
           UNITED STATES -- 0.2%
    6,566  News Corp. -- Class B                                         90,874
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK -- 79.0%
           (Cost $24,101,054)                                        27,464,036
--------------------------------------------------------------------------------
           CLOSED END FUNDS -- 9.9%
           UNITED STATES -- 9.9%
   17,541  AllianceBernstein Global High Income Fund, Inc.              229,261
   15,853  BlackRock Global Opportunities Equity Trust                  297,244
   20,420  BlackRock Real Asset Equity Trust                            253,821
   29,157  Calamos Global Dynamic Income Fund                           224,509
   14,292  Eaton Vance Tax-Advantaged Dividend Income Fund              226,099
   17,344  Eaton Vance Tax-Advantaged Global Dividend Income Fund       239,868
   24,229  Evergreen Global Dividend Opportunity Fund                   248,347
   16,198  First Trust Aberdeen Global Opportunity Income Fund          261,112
   12,988  Gabelli Global Deal Fund (The)                               186,638
   28,651  MFS Intermediate Income Trust                                194,254
   12,746  Nuveen Multi-Currency Short-Term Government Income Fund      209,927
   37,398  Putnam Premier Income Trust                                  227,754
   23,031  Van Kampen Dynamic Credit Opportunities Fund                 249,195
   12,003  Western Asset Emerging Markets Debt Fund, Inc.               206,452
   16,739  Western Asset Emerging Markets Income Fund, Inc.             207,061
--------------------------------------------------------------------------------
           TOTAL CLOSED END FUNDS
           (Cost $3,057,079)                                          3,461,542
--------------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                                 VALUE
--------------------------------------------------------------------------------
           INCOME TRUSTS -- 6.2%
           CANADA -- 6.2%
   41,934  Enerplus Resources Fund                               $      960,708
   67,994  Penn West Energy Trust                                     1,194,655
--------------------------------------------------------------------------------
           TOTAL INCOME TRUSTS
           (Cost $1,592,519)                                          2,155,363
--------------------------------------------------------------------------------
           PREFERRED STOCKS -- 4.6%
           BRAZIL -- 2.1%
   11,805  Gerdau SA, ADR                                               190,061
    2,646  Itau Unibanco Holding SA, ADR                                 58,874
   19,073  Telecomunicacoes de Sao Paulo SA, ADR                        472,820
--------------------------------------------------------------------------------
                                                                        721,755
--------------------------------------------------------------------------------
           CHILE -- 1.1%
   19,795  Embotelladora Andina SA -- Class B, ADR                      371,948
--------------------------------------------------------------------------------
           COLOMBIA -- 1.4%
   11,478  BanColombia SA, ADR                                          492,406
--------------------------------------------------------------------------------
           TOTAL PREFERRED STOCKS
           (Cost $1,275,870)                                          1,586,109
--------------------------------------------------------------------------------
           RIGHTS -- 0.0%
    3,694  Fortis (a)
           (Cost $0)                                                          0
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.7%
           (Cost $30,026,522)                                        34,667,050
           Other Assets in excess of Liabilities -- 0.3%                100,309
--------------------------------------------------------------------------------
           NET ASSETS -- 100.0%                                  $   34,767,359
================================================================================


AB -- Stock Company

ADR -- American Depositary Receipt

AG -- Stock Corporation

ASA -- Stock Company

KGaA -- Limited Partnership

NV -- Publicly-Traded Company

OYJ -- Publicly-Traded Company

PLC -- Public Limited Company

SA -- Corporation

SAB de CV -- Variable Capital Company

SE -- Stock Corporation

SpA -- Limited Share Company

(a) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $0 which represents 0.0% of net assets.


See notes to financial statements.

                                      Semiannual Report | November 30, 2009 | 47

Claymore Exchange-Traded Fund Trust 2 |

Statement of ASSETS AND LIABILITIES | NOVEMBER 30, 2009 (unaudited)

                                                                                                   CLAYMORE/
                                                                                   CLAYMORE/   BEACON GLOBAL       CLAYMORE/
                                                                   CLAYMORE/     ALPHASHARES      EXCHANGES,          BEACON
                                                                 ALPHASHARES           CHINA       BROKERS &          GLOBAL
                                                                       CHINA       SMALL CAP           ASSET          TIMBER
                                                                 REAL ESTATE           INDEX        MANAGERS            INDEX
                                                                         ETF             ETF       INDEX ETF       INDEX ETF
                                                                       (TAO)           (HAO)           (EXB)           (CUT)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value                          $ 84,367,412   $ 302,708,916     $ 3,221,158    $ 92,756,450
   Foreign currency, at value                                          6,313              --             124              62
   Cash                                                               13,458         166,494          16,637              --
   Receivables:
      Fund shares sold                                             1,507,727       2,082,926              --              --
      Investments sold                                                    --              --             471              --
      Dividends                                                      259,380         148,155           5,100         253,530
      Tax Reclaims                                                        --              --              --          29,888
   Due from Adviser                                                   21,865              --          85,157              --
   Other assets                                                       18,750             866            3,853             835
-----------------------------------------------------------------------------------------------------------------------------
   Total assets                                                   86,194,905     305,107,357       3,332,500      93,040,765
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                                         --           6,731              --          48,275
   Payables:
      Investments purchased                                        1,507,351       2,083,018              --              --
      Administration fee payable                                          --           5,477              --           2,060
   Accrued advisory fees                                                  --          60,692              --          33,843
   Accrued expenses                                                  170,452         201,847         108,174         135,240
-----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                               1,677,803       2,357,765         108,174         219,418
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $ 84,517,102   $ 302,749,592     $ 3,224,326    $ 92,821,347
=============================================================================================================================
COMPOSITION OF NET ASSETS
   Paid-in capital                                              $ 85,043,548   $ 261,986,120     $11,531,121    $ 99,498,315
   Accumulated undistributed net investment income (loss)            954,148         524,169          54,053         506,192
   Accumulated net realized gain (loss) on investments
      and currency transactions                                  (11,369,579)     (1,295,583)     (6,551,137)    (19,930,663)
   Net unrealized appreciation (depreciation) on investments
      and currency translation                                     9,888,985      41,534,886      (1,809,711)     12,747,503
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $ 84,517,102   $ 302,749,592     $ 3,224,326    $ 92,821,347
=============================================================================================================================
   Shares outstanding ($0.01 par value with unlimited
      amount authorized)                                           4,520,000      11,680,000         240,000       5,320,000
   Net Asset Value                                              $      18.70   $       25.92     $     13.43    $      17.45
=============================================================================================================================
   Investments in securities, at cost                           $ 74,478,427   $ 261,174,029     $ 5,031,009    $ 80,018,900
=============================================================================================================================
   Foreign currency, at cost                                    $      6,313   $          --     $       124    $         61
=============================================================================================================================

See notes to financial statements.

48 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF ASSETS AND LIABILITIES (unaudited) continued

                                                                         CLAYMORE/        CLAYMORE/                       CLAYMORE/
                                          CLAYMORE/        CLAYMORE/          ROBB              SWM                           ZACKS
                                                BNY            DELTA        REPORT         CANADIAN      CLAYMORE/    INTERNATIONAL
                                             MELLON           GLOBAL        GLOBAL           ENERGY          ZACKS      MULTI-ASSET
                                           FRONTIER         SHIPPING        LUXURY           INCOME        COUNTRY           INCOME
                                            MARKETS            INDEX         INDEX            INDEX       ROTATION            INDEX
                                                ETF              ETF           ETF              ETF            ETF              ETF
                                               (FRN)            (SEA)         (ROB)            (ENY)          (CRO)            (HGI)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities,
      at value                         $ 24,869,676    $ 115,822,526   $ 6,838,437     $ 67,356,958    $ 6,696,840     $ 34,667,050
   Foreign currency, at value                    --               --            30           60,603         11,716            3,517
   Cash                                      11,133           91,707            --          111,954             --           28,487
   Receivables:
      Fund shares sold                           --        1,080,401     1,379,517               --             --               --
      Investments sold                           --               --            --       16,156,217         24,092           24,650
      Dividends                              44,177           91,463        22,318          170,503         19,868           88,534
      Tax Reclaims                               --               --        10,989               --             --           10,217
   Due from Adviser                          66,217               --        79,227               --         68,257           55,442
   Other assets                               1,729           39,694           424            3,246          9,435              579
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                          24,992,932      117,125,791     8,330,942       83,859,481      6,830,208       34,878,476
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                --               --        10,441               --          6,374               --
   Payables:
      Investments purchased                      --        1,080,387     1,380,350       15,996,248         11,758               --
      Administration fee payable                 --            2,230            --            1,527             --               --
   Accrued advisory fees                         --           19,942            --           27,666             --               --
   Accrued expenses                          92,616          108,641        94,856          111,015         97,910          111,117
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                         92,616        1,211,200     1,485,647       16,136,456        116,042          111,117
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                             $ 24,900,316    $ 115,914,591   $ 6,845,295     $ 67,723,025    $ 6,714,166     $ 34,767,359
====================================================================================================================================
COMPOSITION OF NET ASSETS
   Paid-in capital                     $ 27,628,105    $ 114,181,844   $ 9,888,995     $ 72,459,517    $10,039,339     $ 33,421,076
   Accumulated undistributed net
      investment income (loss)              550,136          129,933        56,269          525,837        113,793            3,537
   Accumulated net realized gain
      (loss) on investments
      and currency transactions          (3,928,590)      (1,664,846)   (1,246,265)     (16,843,165)    (3,983,651)      (3,298,425)
   Net unrealized appreciation
     (depreciation) on investments
      and currency translation              650,665        3,267,660    (1,853,704)      11,580,836        544,685        4,641,171
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                             $ 24,900,316    $ 115,914,591   $ 6,845,295     $ 67,723,025    $ 6,714,166     $ 34,767,359
====================================================================================================================================
   Shares outstanding ($0.01 par
      value with unlimited
      amount authorized)                  1,360,000        8,800,000       400,000        4,120,000        400,000        2,000,000
   Net Asset Value                     $      18.31    $       13.17   $     17.11     $      16.44    $     16.79     $      17.38
====================================================================================================================================
   Investments in securities,
      at cost                          $ 24,219,011    $ 112,558,442   $ 8,692,769     $ 55,775,167    $ 6,153,007     $ 30,026,522
====================================================================================================================================
   Foreign currency, at cost           $         --    $          --   $        29     $     60,603    $    11,472     $      3,498
====================================================================================================================================

See notes to financial statements.

Semiannual Report | November 30, 2009 | 49

Claymore Exchange-Traded Fund Trust 2 |

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (unaudited)

                                                                                              CLAYMORE/
                                                                              CLAYMORE/   BEACON GLOBAL      CLAYMORE/
                                                             CLAYMORE/      ALPHASHARES      EXCHANGES,          BEACON
                                                           ALPHASHARES            CHINA       BROKERS &          GLOBAL
                                                                 CHINA        SMALL CAP           ASSET          TIMBER
                                                           REAL ESTATE            INDEX        MANAGERS           INDEX
                                                                   ETF              ETF       INDEX ETF             ETF
                                                                  (TAO)           (HAO)           (EXB)            (CUT)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                                            $ 890,691       $ 810,030        $ 33,553       $ 655,515
   Return of capital distributions received                          --              --          (1,512)       (113,551)
   Foreign taxes withheld                                        (1,440)        (19,298)          (591)         (12,885)
------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                          889,251         790,732          31,450         529,079
EXPENSES
   Advisory fee                                                 182,291         468,233           7,998         174,734
   Administration fee                                            10,026          23,009            440            9,610
   Custodian fee                                                 45,520          81,297          30,923          27,130
   Licensing                                                     42,251         115,443           1,599          40,129
   Listing fee and expenses                                       1,000           1,000           1,000           1,000
   Miscellaneous                                                  8,184           7,035           8,750          10,803
   Offering costs                                                    --              --              --              --
   Printing expenses                                             11,031          10,096           4,344           9,676
   Professional fees                                             21,651          30,179          13,914          20,172
   Registration & filings                                          540            3,108              --             433
   Trustees'fees and expenses                                     2,070           2,070           2,070           2,070
------------------------------------------------------------------------------------------------------------------------
      Total expenses                                            324,564         741,470          71,038         295,757
      Advisory fees waived                                      (69,357)       (102,971)         (7,998)        (51,130)
      Other expenses waived or reimbursed                            --              --         (51,843)             --
------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                              255,207         638,499          11,197         244,627
------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                              634,044         152,233          20,253         284,452
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                 (618,742)        (93,822)       (470,595)    (13,035,725)
   In-kind transactions                                              --       7,219,674              --       1,647,859
   Foreign currency transactions                                     41          (1,601)           (625)       (118,761)
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                       (618,701)      7,124,251        (471,220)    (11,506,627)
Net change in unrealized appreciation (depreciation) on
   Investments                                                6,947,723      26,616,128         686,011      23,600,284
   Foreign currency translation                                      26              (3)             78           7,939
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                    6,947,749      26,616,125         686,089      23,608,223
------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                    6,329,048      33,740,376         214,869      12,101,596
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                $ 6,963,092    $ 33,892,609       $ 235,122    $ 12,386,048
========================================================================================================================

See notes to financial statements.

50 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF OPERATIONS (unaudited) continued

                                                                         CLAYMORE/        CLAYMORE/                       CLAYMORE/
                                          CLAYMORE/        CLAYMORE/          ROBB              SWM                           ZACKS
                                                BNY            DELTA        REPORT         CANADIAN      CLAYMORE/    INTERNATIONAL
                                             MELLON           GLOBAL        GLOBAL           ENERGY          ZACKS      MULTI-ASSET
                                           FRONTIER         SHIPPING        LUXURY           INCOME        COUNTRY           INCOME
                                            MARKETS            INDEX         INDEX            INDEX       ROTATION            INDEX
                                                ETF              ETF           ETF              ETF            ETF              ETF
                                               (FRN)            (SEA)         (ROB)            (ENY)          (CRO)            (HGI)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                        $ 417,180      $ 1,347,551      $ 44,027      $ 1,228,163       $ 78,813        $ 589,426
   Return of capital distributions
      received                                   --         (191,973)           --               --           (539)         (26,725)
   Foreign taxes withheld                   (56,648)         (27,913)       (2,600)        (184,277)        (2,245)         (29,164)
-----------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                      360,532        1,127,665        41,427        1,043,886         76,029          533,537
EXPENSES
   Advisory fee                              49,288          229,774        12,392          125,137         15,629           68,395
   Administration fee                         2,711           12,638           682            6,882            859            3,762
   Custodian fee                             24,899           30,447        24,918           29,089         41,999           38,066
   Licensing                                 10,755           56,398        50,136           26,308          3,126           13,679
   Listing fee and expenses                   1,000            1,000         1,000            1,000          1,000            1,000
   Miscellaneous                              7,662            7,391         7,608            9,375          8,888           13,242
   Offering costs                             1,180           20,291            --               --             --               --
   Printing expenses                          4,964           10,819         5,369           10,950          5,176            5,367
   Professional fees                         16,259           28,306        14,233           17,569         14,333           14,763
   Registration & filings                       271            1,616            --              443             --              388
   Trustees'fees and expenses                 2,070            2,070         2,070            2,070          2,070            2,070
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                        121,059          400,750       118,408          228,823         93,080          160,732
      Advisory fees waived                  (49,288)         (58,775)      (12,392)         (53,631)       (15,629)         (64,979)
      Other expenses waived or reimbursed    (1,588)              --       (87,428)              --        (55,570)              --
-----------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                           70,183          341,975        18,588          175,192         21,881           95,753
-----------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)          290,349          785,690        22,839          868,694         54,148          437,784
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                             (815,574)      (2,174,339)      (59,739)     (12,220,700)      (777,522)         164,842
   In-kind transactions                          --        6,746,783            --        1,449,549             --        3,531,546
   Foreign currency transactions                 --         (14,427)          (781)          (5,393)       (11,711)           6,173
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                   (815,574)       4,558,017       (60,520)     (10,776,544)      (789,233)       3,702,561
Net change in unrealized appreciation
   (depreciation) on Investments          4,720,525       (7,525,437)    1,313,138       18,945,650      1,800,715        2,245,548
   Foreign currency translation                  --               55         1,017           (4,349)            34           (1,405)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                         4,720,525       (7,525,382)    1,314,155       18,941,301      1,800,749        2,244,143
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
      gain (loss)                         3,904,951       (2,967,365)    1,253,635        8,164,757      1,011,516        5,946,704
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS            $ 4,195,300     $ (2,181,675)  $ 1,276,474      $ 9,033,451    $ 1,065,664      $ 6,384,488
====================================================================================================================================

See notes to financial statements.

Semiannual Report | November 30, 2009 | 51

Claymore Exchange-Traded Fund Trust 2 |

Statement of CHANGES IN NET ASSETS |

                                                                                                          CLAYMORE/BEACON GLOBAL
                                         CLAYMORE/ALPHASHARES            CLAYMORE/ALPHASHARES           EXCHANGES, BROKERS & ASSET
                                      CHINA REAL ESTATE ETF (TAO)     CHINA SMALL CAP INDEX ETF (HAO)     MANAGERS INDEX ETF (EXB)
                                    -------------------------------- ------------------------------- -------------------------------
                                        FOR THE                           FOR THE                       FOR THE
                                       SIX MONTHS                       SIX MONTHS                      SIX MONTHS
                                           ENDED        FOR THE YEAR       ENDED       FOR THE YEAR       ENDED        FOR THE YEAR
                                   NOVEMBER 30, 2009       ENDED     NOVEMBER 30, 2009      ENDED    NOVEMBER 30, 2009      ENDED
                                       (UNAUDITED)      MAY 31, 2009    (UNAUDITED)     MAY 31, 2009   (UNAUDITED)     MAY 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)      $      634,044   $      623,975   $   152,233   $      391,914   $     20,253   $      180,701
   Net realized gain (loss)                (618,701)     (12,007,867)    7,124,251      (10,950,214)      (471,220)      (9,738,981)
   Net unrealized appreciation
      (depreciation)                      6,947,749        8,999,398    26,616,125       15,350,509        686,089         1,912,486
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets  resulting
        from operations                   6,963,092       (2,384,494)   33,892,609        4,792,209        235,122       (7,645,794)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                         --         (566,840)           --         (144,400)            --         (320,160)
   Return of capital                             --               --            --               --             --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                           --         (566,840)           --         (144,400)            --         (320,160)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares          37,752,186       18,267,027   222,096,241       60,889,897             --               --
   Cost of shares redeemed                       --       (4,462,904)  (16,177,622)     (14,139,144)            --       (6,389,593)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from
        capital share transactions       37,752,186       13,804,123   205,918,619       46,750,753             --       (6,389,593)
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in
        net assets                       44,715,278       10,852,789   239,811,228       51,398,562        235,122      (14,355,547)

NET ASSETS
   Beginning of period                   39,801,824       28,949,035    62,938,364       11,539,802      2,989,204       17,344,751
------------------------------------------------------------------------------------------------------------------------------------
   End of period                     $   84,517,102   $   39,801,824  $302,749,592   $   62,938,364  $   3,224,326    $   2,989,204
====================================================================================================================================
   Accumulated undistributed net
      investment income
      (loss) at end of period         $     954,148   $      320,104  $    524,169   $      371,936  $      54,053    $      33,800
====================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                            2,160,000        1,360,000     9,360,000        3,680,000             --               --
   Shares redeemed                               --         (400,000)     (720,000)      (1,120,000)            --         (560,000)
   Shares outstanding, beginning
      of period                           2,360,000        1,400,000     3,040,000          480,000        240,000          800,000
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period      4,520,000        2,360,000    11,680,000        3,040,000        240,000          240,000
====================================================================================================================================

See notes to financial statements.

52 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF CHANGES IN NET ASSETS continued


                                          CLAYMORE/BEACON GLOBAL           CLAYMORE/BNY MELLON           CLAYMORE/DELTA GLOBAL
                                           TIMBER INDEX ETF (CUT)       FRONTIER MARKETS ETF (FRN)      SHIPPING INDEX ETF (SEA)
                                    -------------------------------- ------------------------------- -------------------------------
                                        FOR THE                           FOR THE         FOR THE       FOR THE         FOR THE
                                       SIX MONTHS                       SIX MONTHS         PERIOD       SIX MONTHS       PERIOD
                                          ENDED         FOR THE YEAR       ENDED            ENDED         ENDED           ENDED
                                   NOVEMBER 30, 2009        ENDED    NOVEMBER 30, 2009     MAY 31,   NOVEMBER 30, 2009   MAY 31,
                                       (UNAUDITED)      MAY 31, 2009    (UNAUDITED)        2009(1)      (UNAUDITED)      2009(2)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)     $       284,452   $    1,185,510   $   290,349    $     315,512   $    785,690   $    1,191,909
   Net realized gain (loss)             (11,506,627)      (9,967,554)     (815,574)      (3,113,016)     4,558,017       (6,315,214)
   Net unrealized appreciation
      (depreciation)                     23,608,223       (9,992,215)    4,720,525       (4,069,860)    (7,525,382)      10,793,042
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets  resulting
        from operations                  12,386,048      (18,774,259)    4,195,300       (6,867,364)    (2,181,675)       5,669,737
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                         --         (995,520)           --          (85,440)    (1,302,880)        (541,360)
   Return of capital                             --               --            --               --             --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                           --         (995,520)           --          (85,440)    (1,302,880)        (541,360)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares          37,306,680       14,397,765     5,639,015       22,018,805     68,863,869       72,734,520
   Cost of shares redeemed               (2,786,457)      (5,989,634)           --               --    (26,637,324)        (690,296)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from
        capital share transactions       34,520,223        8,408,131     5,639,015       22,018,805     42,226,545       72,044,224
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in
        net assets                       46,906,271      (11,361,648)    9,834,315       15,066,001     38,741,990       77,172,601

NET ASSETS
   Beginning of period                   45,915,076       57,276,724    15,066,001               --     77,172,601               --
------------------------------------------------------------------------------------------------------------------------------------
   End of period                     $   92,821,347   $   45,915,076  $ 24,900,316   $   15,066,001  $ 115,914,591    $  77,172,601
====================================================================================================================================
   Accumulated undistributed net
      investment income
      (loss) at end of period        $      506,192   $      221,740  $    550,136   $      259,787   $    129,933    $     647,123
====================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                            2,320,000        1,040,000       320,000        1,040,000      5,120,000        6,000,000
   Shares redeemed                         (160,000)        (480,000)           --               --     (2,240,000)         (80,000)
   Shares outstanding, beginning
      of period                           3,160,000        2,600,000     1,040,000               --      5,920,000               --
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period      5,320,000        3,160,000     1,360,000        1,040,000      8,800,000        5,920,000
====================================================================================================================================

1 Commencement of investment operations -- June 12, 2008

2 Commencement of investment operations -- August 25, 2008

See notes to financial statements.

Semiannual Report | November 30, 2009 | 53

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF CHANGES IN NET ASSETS continued

                                                         CLAYMORE/ROBB REPORT
                                                   GLOBAL LUXURY INDEX ETF (ROB)
                                                  ------------------------------
                                                      FOR THE
                                                    SIX MONTHS
                                                       ENDED       FOR THE YEAR
                                                 NOVEMBER 30, 2009      ENDED
                                                    (UNAUDITED)     MAY 31, 2009
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)                  $       22,839    $     67,586
   Net realized gain (loss)                             (60,520)     (1,300,083)
   Net unrealized appreciation
      (depreciation)                                  1,314,155      (2,442,787)
--------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets resulting
        from operations                               1,276,474      (3,675,284)
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                                     --         (92,160)
   Return of capital                                         --              --
--------------------------------------------------------------------------------
      Total distributions                                    --         (92,160)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                       1,379,517              --
   Cost of shares redeemed                                   --        (923,218)
--------------------------------------------------------------------------------
      Net increase (decrease) from
        capital share transactions                    1,379,517        (923,218)
--------------------------------------------------------------------------------
      Total increase (decrease) in
        net assets                                    2,655,991      (4,690,662)
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                4,189,304       8,879,966
--------------------------------------------------------------------------------
   End of period                                 $    6,845,295    $  4,189,304
================================================================================
   Accumulated undistributed net
     investment income (loss) at
     end of period                               $       56,269    $     33,430
================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                                           80,000              --
   Shares redeemed                                           --         (80,000)
   Shares outstanding, beginning
      of period                                         320,000         400,000
--------------------------------------------------------------------------------
   Shares outstanding, end of period                    400,000         320,000
================================================================================

See notes to financial statements.

54 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF CHANGES IN NET ASSETS continued

                                                                                                             CLAYMORE/ZACKS
                                          CLAYMORE/SWM CANADIAN             CLAYMORE/ZACKS              INTERNATIONAL MULTI-ASSET
                                      ENERGY INCOME INDEX ETF (ENY)    COUNTRY ROTATION ETF (CRO)         INCOME INDEX ETF (HGI)
                                    -------------------------------- ------------------------------- -------------------------------
                                        FOR THE                           FOR THE                       FOR THE
                                       SIX MONTHS                       SIX MONTHS                      SIX MONTHS
                                           ENDED        FOR THE YEAR       ENDED       FOR THE YEAR       ENDED        FOR THE YEAR
                                   NOVEMBER 30, 2009       ENDED     NOVEMBER 30, 2009      ENDED    NOVEMBER 30, 2009      ENDED
                                       (UNAUDITED)      MAY 31, 2009    (UNAUDITED)     MAY 31, 2009   (UNAUDITED)     MAY 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)      $      868,694   $   1,825,359    $    54,148   $      189,051   $    437,784   $      576,806
   Net realized gain (loss)             (10,776,544)     (5,516,116)      (789,233)      (3,218,658)     3,702,561       (6,288,439)
   Net unrealized appreciation
      (depreciation)                     18,941,301     (13,091,889)     1,800,749         (845,691)     2,244,143        2,505,286
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets resulting
        from operations                   9,033,451     (16,782,646)     1,065,664       (3,875,298)     6,384,488       (3,206,347)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                   (828,880)     (1,686,160)            --         (240,000)      (412,800)        (633,473)
   Return of capital                             --              --             --               --             --          (65,127)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                  (828,880)     (1,686,160)            --         (240,000)      (412,800)        (698,600)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares          25,149,856      30,113,303             --               --     24,084,730        8,981,783
   Cost of shares redeemed               (3,422,151)     (7,956,217)            --               --     (9,600,233)              --
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from
        capital share transactions       21,727,705      22,157,086             --               --     14,484,497        8,981,783
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in
        net assets                       29,932,276       3,688,280      1,065,664       (4,115,298)    20,456,185        5,076,836
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                   37,790,749      34,102,469      5,648,502        9,763,800     14,311,174        9,234,338
------------------------------------------------------------------------------------------------------------------------------------
   End of period                     $   67,723,025   $  37,790,749    $ 6,714,166    $   5,648,502   $ 34,767,359   $   14,311,174
====================================================================================================================================
   Accumulated undistributed net
     investment income (loss) at
     end of period                   $      525,837   $     486,023    $   113,793    $      59,645   $      3,537          (21,447)
====================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                            1,680,000       1,920,000             --               --      1,600,000          600,000
   Shares redeemed                         (240,000)       (320,000)            --               --       (600,000)              --
   Shares outstanding, beginning
      of period                           2,680,000       1,080,000        400,000          400,000      1,000,000          400,000
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period      4,120,000       2,680,000        400,000          400,000      2,000,000        1,000,000
====================================================================================================================================

See notes to financial statements.

Semiannual Report | November 30, 2009 | 55

Claymore Exchange-Traded Fund Trust 2 |

Financial HIGHLIGHTS |

TAO | Claymore/AlphaShares China Real Estate ETF

                                                                                        FOR THE       FOR THE    FOR THE PERIOD
                                                                               SIX MONTHS ENDED          YEAR DECEMBER 18, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009         ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009      MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      16.87    $    20.68     $       23.50
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                               0.16          0.39              0.17
   Net realized and unrealized gain (loss)                                                 1.67         (3.82)            (2.99)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     1.83         (3.43)            (2.82)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                     --         (0.38)               --
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      18.70    $    16.87     $       20.68
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      18.78    $    17.27     $       20.91
====================================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                                                       10.85%       -15.44%           -12.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $     84,517    $   39,802     $      28,949
Ratio of net expenses to average net assets*                                            0.70%(c)        0.78%           0.95%(c)
Ratio of net investment income to average net assets*                                   1.74%(c)        3.00%           1.64%(c)
Portfolio turnover rate (d)                                                                  3%           47%                1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                        0.89%(c)        1.74%           1.50%(c)
   Ratio of net investment income to average net assets                                 1.55%(c)        2.04%           1.09%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

56 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

                                                                                        FOR THE       FOR THE    FOR THE PERIOD
                                                                               SIX MONTHS ENDED          YEAR  JANUARY 30, 2008**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009         ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009      MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      20.70    $    24.04     $       24.34
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.02          0.27              0.27
   Net realized and unrealized gain (loss)                                                 5.20         (3.51)            (0.57)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     5.22         (3.24)            (0.30)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                     --         (0.10)               --
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      25.92    $    20.70     $       24.04
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      26.12    $    21.22     $       24.39
====================================================================================================================================
TOTAL RETURN *(B)
   Net asset value                                                                       25.22%       -13.27%            -1.23%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $    302,750    $   62,938     $      11,540
Ratio of net expenses to average net assets*                                            0.75%(c)        0.88%           1.00%(c)
Ratio of net investment income (loss) to average net assets*                            0.18%(c)        1.86%           3.44%(c)
Portfolio turnover rate (d)                                                                  9%           65%               1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                        0.87%(c)       1.64%            3.16%(c)
   Ratio of net investment income (loss) to average net assets                          0.06%(c)       1.10%            1.28%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

Semiannual Report | November 30, 2009 | 57

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF

                                                                                        FOR THE       FOR THE    FOR THE PERIOD
                                                                               SIX MONTHS ENDED          YEAR     JUNE 27, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009         ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009     MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      12.46    $   21.68        $     24.56
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.08          0.32              0.20
   Net realized and unrealized gain (loss)                                                 0.89         (8.87)            (3.06)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     0.97         (8.55)            (2.86)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                     --         (0.67)            (0.02)
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      13.43    $    12.46       $     21.68
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      13.29    $    12.28       $     21.75
====================================================================================================================================
TOTAL RETURN*(B)
   Net asset value                                                                        7.79%       -38.56%           -11.65%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $      3,224    $    2,989       $    17,345
Ratio of net expenses to average net assets*                                            0.70%(c)        0.70%            0.87%(c)
Ratio of net investment income to average net assets*                                   1.27%(c)        2.32%            0.90%(c)
Portfolio turnover rate (d)                                                                 25%           66%               83%
*  If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of expenses to average net assets                                              4.44%(c)        2.55%           1.43%(c)
   Ratio of net investment income (loss) to average net assets                         -2.47%(c)        0.47%           0.34%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

58 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

CUT | Claymore/Beacon Global Timber Index ETF

                                                                                                                 FOR THE PERIOD
                                                                                        FOR THE       FOR THE       NOVEMBER 9,
                                                                               SIX MONTHS ENDED          YEAR              2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009         ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009     MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      14.53    $    22.03     $       24.91
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.07          0.47              0.33
   Net realized and unrealized gain (loss)                                                 2.85         (7.56)            (3.13)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     2.92         (7.09)            (2.80)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                     --         (0.41)            (0.08)
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      17.45    $    14.53     $       22.03
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      17.56    $    14.69     $       22.25
====================================================================================================================================
TOTAL RETURN* (B)
   Net asset value                                                                       20.10%       -31.77%           -11.25%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $     92,821    $   45,915           $57,277
Ratio of net expenses to average net assets*                                            0.70%(c)        0.71%           0.95%(c)
Ratio of net investment income to average net assets*                                   0.82%(c)        3.36%           2.72%(c)
Portfolio turnover rate (d)                                                                 33%           58%               23%
*  If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                        0.85%(c)        1.08%           1.43%(c)
   Ratio of net investment income (loss) to average net assets                          0.67%(c)        2.99%           2.24%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2009 | 59

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

FRN | Claymore/BNY Mellon Frontier Markets ETF

                                                                                                      FOR THE
                                                                                        FOR THE        PERIOD
                                                                               SIX MONTHS ENDED JUNE 12, 2008**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009      THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)   MAY 31, 2009
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $     14.49    $    24.34
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.25          0.36
   Net realized and unrealized gain (loss)                                                 3.57        (10.12)
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     3.82         (9.76)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                     --         (0.09)
===================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                      $     18.31    $    14.49
===================================================================================================================
MARKET VALUE, END OF PERIOD                                                         $     18.55    $    14.48
===================================================================================================================
TOTAL RETURN*(B)
   Net asset value                                                                       26.36%       -40.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                               $    24,900    $   15,066
Ratio of net expenses to average net assets*                                            0.71%(c)       0.95%(c)
Ratio of net investment income to average net assets*                                   2.95%(c)       2.65%(c)
Portfolio turnover rate (d)                                                                 14%           29%
*  If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of expenses to average net assets                                              1.23%(c)      2.22%(c)
   Ratio of net investment income (loss) to average net assets                          2.43%(c)      1.38%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

60 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

SEA | Claymore/Delta Global Shipping Index ETF

                                                                                                      FOR THE
                                                                                                       PERIOD
                                                                                        FOR THE    AUGUST 25,
                                                                               SIX MONTHS ENDED          2008**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009       THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $     13.04    $    25.12
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                               0.11          0.73
   Net realized and unrealized gain (loss)                                                 0.19        (12.33)
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     0.30        (11.60)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                  (0.17)        (0.48)
===================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                      $     13.17    $    13.04
===================================================================================================================
MARKET VALUE, END OF PERIOD                                                         $     13.21    $    13.70
===================================================================================================================
TOTAL RETURN *(B)
   Net asset value                                                                        2.41%       -45.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                               $   115,915    $   77,173
Ratio of net expenses to average net assets*                                            0.74%(c)      0.95%(c)
Ratio of net investment income to average net assets*                                   1.71%(c)      9.24%(c)
Portfolio turnover rate (d)                                                                 17%           52%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                        0.87%(c)      1.78%(c)
   Ratio of net investment income to average net assets                                 1.58%(c)      8.41%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

Semiannual Report | November 30, 2009 | 61

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

ROB | Claymore/Robb Report Global Luxury Index ETF

                                                                                        FOR THE                  FOR THE PERIOD
                                                                               SIX MONTHS ENDED       FOR THE     JULY 30, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009    YEAR ENDED          THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009     MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      13.09    $    22.20       $     23.80
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.07          0.19              0.14
   Net realized and unrealized gain (loss)                                                 3.95         (9.01)            (1.70)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     4.02         (8.82)            (1.56)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                     --         (0.29)            (0.04)
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      17.11    $    13.09       $     22.20
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      16.92    $    12.96       $     22.28
====================================================================================================================================
TOTAL RETURN* (B)
   Net asset value                                                                       30.71%       -39.58%            -6.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $      6,845    $    4,189       $     8,880
Ratio of net expenses to average net assets*                                            0.75%(c)        0.75%           1.21%(c)
Ratio of net investment income to average net assets*                                   0.92%(c)        1.32%           0.73%(c)
Portfolio turnover rate (d)                                                                  3%           14%               26%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                        4.78%(c)        4.75%           3.81%(c)
   Ratio of net investment income (loss) to average net assets                         -3.11%(c)       -2.68%          -1.87%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

62 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

                                                                                        FOR THE                  FOR THE PERIOD
                                                                               SIX MONTHS ENDED       FOR THE      JULY 3, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009    YEAR ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED) MAY 31, 2009      MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      14.10    $    31.58        $    25.05
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.26          1.08             0.85
   Net realized and unrealized gain (loss)                                                 2.34        (17.49)            6.41
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     2.60        (16.41)            7.26
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                  (0.26)        (1.07)            (0.73)
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      16.44    $    14.10        $    31.58
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      16.40    $    14.38        $    31.71
====================================================================================================================================
TOTAL RETURN *(B)
   Net asset value                                                                       18.81%       -51.89%            29.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $     67,723    $   37,791       $   34,102
Ratio of net expenses to average net assets*                                            0.70%(c)        0.71%           0.83%(c)
Ratio of net investment income (loss) to average net assets*                            3.47%(c)        7.03%           3.57%(c)
Portfolio turnover rate (d)                                                                 63%           68%               31%
*  If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                        0.91%(c)        1.23%            1.24%(c)
   Ratio of net investment income (loss) to average net assets                          3.26%(c)        6.51%            3.16%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2009 | 63

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

CRO | Claymore/Zacks Country Rotation ETF

                                                                                        FOR THE                  FOR THE PERIOD
                                                                               SIX MONTHS ENDED       FOR THE     JULY 11, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009    YEAR ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009      MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      14.12     $   24.41        $    25.08
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.14          0.47              0.59
   Net realized and unrealized gain (loss)                                                 2.53        (10.16)            (1.08)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     2.67         (9.69)            (0.49)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                     --         (0.60)            (0.18)
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      16.79     $   14.12        $    24.41
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      16.83     $   14.20        $    24.60
====================================================================================================================================
TOTAL RETURN*(B)
   Net asset value                                                                       18.91%       -39.47%            -2.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $      6,714     $   5,649        $    9,764
Ratio of net expenses to average net assets*                                            0.70%(c)        0.70%           1.24%(c)
Ratio of net investment income to average net assets*                                   1.73%(c)        3.07%           2.53%(c)
Portfolio turnover rate (d)                                                                 43%          170%               51%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of expenses to average net assets                                              2.98%(c)        3.06%           2.98%(c)
   Ratio of net investment income (loss) to average net assets                         -0.55%(c)        0.71%           0.79%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

64 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF

                                                                                        FOR THE                  FOR THE PERIOD
                                                                               SIX MONTHS ENDED       FOR THE     JULY 11, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2009    YEAR ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       (UNAUDITED)  MAY 31, 2009      MAY 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $      14.31    $    23.09        $    24.98
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.26          0.78              0.88
   Net realized and unrealized gain (loss)                                                 3.09         (8.61)            (2.15)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     3.35         (7.83)            (1.27)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                  (0.28)        (0.86)            (0.62)
   Return of capital                                                                         --         (0.09)               --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                                    (0.28)        (0.95)            (0.62)
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                                     $      17.38    $    14.31        $    23.09
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $      17.72    $    14.44        $    24.00
====================================================================================================================================
TOTAL RETURN*(B)
   Net asset value                                                                       23.65%       -33.80%            -5.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $     34,767    $   14,311        $    9,234
Ratio of net expenses to average net assets*                                            0.70%(c)        0.70%           1.10%(c)
Ratio of net investment income (loss) to average net assets*                            3.20%(c)        5.56%           4.26%(c)
Portfolio turnover rate(d)                                                                  27%          114%              114%
*  If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                        1.18%(c)        1.98%           2.61%(c)
   Ratio of net investment income (loss) to average net assets                          2.72%(c)        4.28%           2.75%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

Semiannual Report | November 30, 2009 | 65

Claymore Exchange-Traded Fund Trust 2 |

Notes to FINANCIAL STATEMENTSlNOVEMBER 30, 2009 (unaudited)

Note 1 -- ORGANIZATION:
Claymore Exchange-Traded Fund Trust 2 (the"Trust"), which is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 15 portfolios. The following 10 portfolios have a semi-annual reporting period-end on November 30, 2009:

Claymore/AlphaShares China Real Estate ETF      "AlphaShares China Real Estate "
Claymore/AlphaShares China Small Cap            "AlphaShares China Small Cap"
 Index ETF
Claymore/Beacon Global Exchanges, Brokers       "Beacon Global Exchanges, Brokers & Asset
 & Asset Managers Index ETF                      Managers"
Claymore/Beacon Global Timber Index ETF         "Beacon Global Timber"
Claymore/BNY Mellon Frontier Markets ETF        "BNY Mellon Frontier Markets"
Claymore/Delta Global Shipping Index ETF        "Delta Global Shipping"
Claymore/Robb Report Global Luxury Index ETF    "Robb Report Global Luxury"
Claymore/SWM Canadian Energy Income             "SWM Canadian Energy Income"
 Index ETF
Claymore/Zacks Country Rotation ETF             "Zacks Country Rotation"
Claymore/Zacks International Multi-Asset Income "Zacks International Multi-Asset Income"
 Index ETF

Each portfolio represents a separate series of the Trust (each a"Fund" or collectively the"Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                       INDEX
AlphaShares China Real Estate                          AlphaShares China Real Estate Index
AlphaShares China Small Cap                             AlphaShares China Small Cap Index
Beacon Global Exchanges, Brokers & Asset Managers   Beacon Global Exchanges, Brokers & Asset
                                                                    Managers Index
Beacon Global Timber                                         Beacon Global Timber Index
BNY Mellon Frontier Markets                             BNY Mellon New Frontier DR Index
Delta Global Shipping                                        Delta Global Shipping Index
Robb Report Global Luxury                                Robb Report Global Luxury Index
SWM Canadian Energy Income                         Sustainable Canadian Energy Income Index
Zacks Country Rotation                                      Zacks Country Rotation Index
Zacks International Multi-Asset Income            Zacks International Multi-Asset Income Index

Note 2 -- ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund's financial statements.

The following is a summary of the significant accounting policies followed by the Funds.

(A) VALUATION OF INVESTMENTS
Equity securities are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the mean between the last available bid and ask price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Funds adopted ASC 820, Fair Value Measurements and Disclosures ("ASC820") (formerly known as the Statement of Financial Accounting Standard ("SFAS") No.
157) effective June 1, 2008. In accordance with ASC820, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used

66 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

to determine fair valuation). The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2009:

ALPHASHARES CHINA REAL ESTATE
DESCRIPTION                   LEVEL 1  LEVEL 2 LEVEL 3   TOTAL
(value in $000s)
Assets:
Common Stocks:
Financials                    $83,760     $78      --  $83,838
Industrials                       529      --      --      529
---------------------------------------------------------------
Total                         $84,289     $78    $ --  $84,367
---------------------------------------------------------------

ALPHASHARES CHINA SMALL CAP
DESCRIPTION                   LEVEL 1  LEVEL 2 LEVEL 3   TOTAL
(value in $000s)
Assets:
Common Stocks:
Consumer Discretionary       $ 49,182    $ --    $ -- $ 49,182
Consumer Staples               22,186      --      --   22,186
 Energy                        13,598      --      --   13,598
Financials                     46,222      --      --   46,222
Health Care                    10,510      --      --   10,510
Industrials                    67,904      --      --   67,904
Information Technology         51,449      --      --   51,449
Materials                      36,169      --        *  36,169
Telecommunication Services      1,742      --      --    1,742
 Utilities                      3,747      --      --    3,747
---------------------------------------------------------------
Total                        $302,709    $ --    $ -- $302,709
---------------------------------------------------------------

*See Portfolio of Investments for detail on Level 3 fair valued security with zero market value. There was no share activity or change in unrealized gain/loss on the Level 3 security for the period ended November 30, 2009.

BEACON GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS
DESCRIPTION                 LEVEL 1  LEVEL 2   LEVEL 3      TOTAL
(value in $000s)
Assets:
Common Stocks:
Financials                   $3,180     $   *     $   **   $3,180
Master Limited Partnerships      41       --        --         41
-------------------------------------------------------------------
Total                        $3,221     $ --      $ --     $3,221
-------------------------------------------------------------------
*Market value is less than minimum figure disclosed.

**See Portfolio of Investments for detail on Level 3 fair valued security with zero market value. There was no share activity or change in unrealized gain/loss on the Level 3 security for the period ended November 30, 2009.

BEACON GLOBAL TIMBER
DESCRIPTION                 LEVEL 1   LEVEL 2 LEVEL 3   TOTAL
(value in $000s)
Assets:
Common Stocks               $92,756      $ --    $ -- $92,756
--------------------------------------------------------------
Total                       $92,756      $ --    $ -- $92,756
--------------------------------------------------------------
BNY MELLON FRONTIER MARKETS
DESCRIPTION                 LEVEL 1   LEVEL 2 LEVEL 3   TOTAL
(value in $000s)
Assets:
Common Stocks:
Consumer Discretionary      $     --    $  22    $ --   $   22
Consumer Staples                  902      --      --      902
Energy                          2,997      55      --    3,052
Financials                      5,319   2,534      --    7,853
Industrials                     1,727      --      --    1,727
Materials                       4,131      --      --    4,131
Telecommunication Services      2,316     343      --    2,659
Utilities                       3,336      --      --    3,336
Preferred Stocks                1,188      --      --    1,188
--------------------------------------------------------------
Total                        $ 21,916  $2,954    $ --  $24,870
--------------------------------------------------------------


DELTA GLOBAL SHIPPING
DESCRIPTION                 LEVEL 1   LEVEL 2 LEVEL 3    TOTAL
(value in $000s)
Assets:
Common Stocks               $115,823     $ --    $ --  $115,823
---------------------------------------------------------------
Total                       $115,823     $ --    $ --  $115,823
---------------------------------------------------------------
ROBB REPORT GLOBAL LUXURY
DESCRIPTION                 LEVEL 1   LEVEL 2 LEVEL 3    TOTAL
(value in $000s)
Assets:
Common Stocks                $6,565      $ --    $ --  $6,565
Preferred Stocks                268        --      --     268
Rights                           --         5      --       5
--------------------------------------------------------------
Total                        $6,833      $  5    $ --  $6,838
--------------------------------------------------------------

SWM CANADIAN ENERGY INCOME
DESCRIPTION                 LEVEL 1   LEVEL 2  LEVEL 3   TOTAL
(value in $000s)
Assets:
Common Stock                $38,770      $ --    $ --  $38,770
Income Trusts                28,587        --      --   28,587
--------------------------------------------------------------
Total                       $67,357      $ --    $ --  $67,357
--------------------------------------------------------------

Semiannual Report | November 30, 2009 | 67

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


ZACKS COUNTRY ROTATION

DESCRIPTION            LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
(value in $000s)
Assets:
Common Stocks           $6,641       $ --       $ --    $6,641
Exchange Traded Funds       56         --         --        56
--------------------------------------------------------------
Total                   $6,697       $ --       $ --    $6,697
==============================================================

ZACKS INTERNATIONAL MULTI-ASSET INCOME

DESCRIPTION            LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
(value in $000s)
Assets:
Common Stocks          $27,464       $ --       $ --   $27,464
Preferred Stocks         1,586         --         --     1,586
Income Trusts            2,155         --         --     2,155
Closed End Funds         3,462         --         --     3,462
--------------------------------------------------------------
Total                  $34,667       $ --       $ --   $34,667
==============================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) DISTRIBUTIONS

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for Delta Global Shipping, SWM Canadian Energy Income and Zacks International Multi-Asset Income which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) OFFERING COSTS

For BNY Mellon Frontier Markets and Delta Global Shipping, offering costs are being accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operations. For these two Funds, Claymore Advisors, LLC has agreed to pay all offering costs in excess of 0.25% . Claymore Advisors, LLC has agreed to pay all organizational expenses of each Fund incurred prior to the commencement of operations.

(f) SECURITIES LENDING

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations. None of the Funds have lent securities outstanding as of November 30, 2009.

(g) SUBSEQUENT EVENTS

Effective November 30, 2009, the Fund adopted ASC 855, Subsequent Events ("ASC855") (formerly known as SFAS No. 165). ASC855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through January 26, 2010, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
          AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the"Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"),the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.


68 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

FUND                                              RATE
=======================================================
AlphaShares China Real Estate                     0.50%
AlphaShares China Small Cap                       0.55%
Beacon Global Exchanges, Brokers & Asset Managers 0.50%
Beacon Global Timber                              0.50%
BNY Mellon Frontier Markets                       0.50%
Delta Global Shipping                             0.50%
Robb Report Global Luxury                         0.50%
SWM Canadian Energy Income                        0.50%
Zacks Country Rotation                            0.50%
Zacks International Multi-Asset Income            0.50%

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")). The transaction closed on October 14, 2009 (the "Effective Date") whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., the surviving entity. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the 1940 Act, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the"New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for their approval. The New Advisory Agreement will take effect with respect to each Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement. On January 12, 2010, shareholders of the Claymore/Zacks Country Rotation ETF and Claymore/Beacon Global Timber Index ETF approved the New Advisory Agreement on behalf of such Fund.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

NET ASSETS                                 RATE
================================================
First $200,000,000                      0.0275%
Next $300,000,000                       0.0200%
Next $500,000,000                       0.0150%
Over $1,000,000,000                     0.0100%

For the period ended November 30, 2009, each Fund recognized Fund
Administration expenses and waived Fund Administration expenses as follows:

                                                        FUND ADMINISTRATION   FUND ADMINISTRATION
                                                                    EXPENSE        EXPENSE WAIVED
=================================================================================================
AlphaShares China Real Estate                                    $   10,026              $     --
AlphaShares China Small Cap                                          23,009                    --
Beacon Global Exchanges, Brokers & Asset Managers                       440                   440
Beacon Global Timber                                                  9,610                    --
BNY Mellon Frontier Markets                                           2,711                 1,588
Delta Global Shipping                                                12,638                    --
Robb Report Global Luxury                                               682                   682
SWM Canadian Energy Income                                            6,882                    --
Zacks Country Rotation                                                  859                   859
Zacks International Multi-Asset Income                                3,762                    --

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the following percentages of average net assets per year, at least until December 31, 2012:

FUND                                               RATE
=======================================================
AlphaShares China Real Estate                     0.65%
AlphaShares China Small Cap                       0.70%
Beacon Global Exchanges, Brokers & Asset Managers 0.65%
Beacon Global Timber                              0.65%
BNY Mellon Frontier Markets                       0.65%
Delta Global Shipping                             0.65%
Robb Report Global Luxury                         0.70%
SWM Canadian Energy Income                        0.65%
Zacks Country Rotation                            0.65%
Zacks International Multi-Asset Income            0.65%

Amounts owed to each Fund from the Adviser are shown in the Statement of Assets and Liabilities.

                                      Semiannual Report | November 30, 2009 | 69

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended November 30, 2009, the Adviser waived fees and assumed the following fees and expenses:

                                                            POTENTIALLY RECOVERABLE
                                                            EXPENSES EXPIRING MAY31,
------------------------------------------------------------------------------------
                              ADVISORY
                                  FEES     EXPENSES
                                WAIVED      ASSUMED       2011         2012     2013
====================================================================================
AlphaShares China
  Real Estate             $     69,357    $      -- $   70,959    $ 198,366 $ 69,357
AlphaShares China
  Small Cap                    102,971           --     60,641      160,181  102,971
Beacon Global Exchanges,
  Brokers &
  Asset Managers                 7,998       51,843    121,096      143,860   59,841
Beacon Global Timber            51,130           --     89,294      129,172   51,130
BNY Mellon Frontier
  Markets                       49,288        1,588         --      150,912   50,876
Delta Global Shipping           58,775           --         --      106,746   58,755
Robb Report Global Luxury       12,392       87,428    175,921      204,569   99,820
SWM Canadian Energy
  Income                        53,631           --    105,078      135,980   53,631
Zacks Country Rotation          15,629       55,570    107,912      145,273   71,199
Zacks International
  Multi-Asset Income            64,979           --    124,233      132,947   64,979

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                                                        LICENSOR
====================================================================================================================
AlphaShares China Real Estate                                                                       AlphaShares, LLC
AlphaShares China Small Cap                                                                         AlphaShares, LLC
Beacon Global Exchanges, Brokers & Asset Managers                                                 Beacon Indexes LLC
Beacon Global Timber                                                                              Beacon Indexes LLC
BNY Frontier Markets                                                                     The Bank of New York Mellon
Delta Global Shipping                                                                      Delta Global Indices, LLC
Robb Report Global Luxury                                  CurtCo Robb Media, LLC, Publisher of Robb Report Magazine
SWM Canadian Energy Income                                                       Sustainable Wealth Management, Ltd.
Zacks Country Rotation                                                               Zacks Investment Research, Inc.
Zacks International Multi-Asset Income                                               Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 -- FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At November 30, 2009, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency for federal income tax purposes were as follows:

                                                                                          NET TAX
                                                                                       UNREALIZED
                               COST OF         GROSS          GROSS        NET TAX   APPRECIATION
                           INVESTMENTS           TAX            TAX     UNREALIZED  (DEPRECIATION)
                               FOR TAX    UNREALIZED     UNREALIZED   APPRECIATION     ON FOREIGN
                              PURPOSES  APPRECIATION   DEPRECIATION  (DEPRECIATION)      CURRENCY
=================================================================================================
AlphaShares China
  Real Estate              $77,990,804   $10,763,404    $(4,386,796)    $6,376,608            $--
AlphaShares China
  Small Cap                261,427,427    45,972,526     (4,691,037)    41,281,489             (1)
Beacon Global Exchanges,
  Brokers &
  Asset Managers             5,090,919        54,093     (1,923,854)    (1,869,761)           140
Beacon Global Timber        81,012,917    13,704,797     (1,961,264)    11,743,533          9,953
BNY Mellon Frontier
  Markets                   24,219,011     2,717,516     (2,066,851)       650,665             --
Delta Global Shipping      112,859,463     8,761,075     (5,798,012)     2,963,063          3,576
Robb Report Global Luxury    8,721,706        58,474     (1,941,743)    (1,883,269)           627
SWM Canadian Energy
  Income                    56,172,480    11,739,263       (554,785)    11,184,478           (955)
Zacks Country Rotation       6,193,035       902,022       (398,217)       503,805            852
Zacks International
  Multi-Asset Income        30,260,111     5,009,720       (602,781)     4,406,939            643

Tax components of the following balances as of May 31, 2009 were as follows:

                              UNDISTRIBUTED ORDINARY           UNDISTRIBUTED LONG-TERM
                                 INCOME/(ACCUMULATED                GAINS/(ACCUMULATED
                                       ORDINARY LOSS)             CAPITAL & OTHER LOSS)
=======================================================================================
AlphaShares China Real Estate             $ 320,104                   $     (7,238,501)
AlphaShares China Small Cap                 371,936                         (8,166,436)
Beacon Global Exchanges, Brokers &
Asset Managers                               33,667                         (6,019,874)
Beacon Global Timber                        221,740                         (7,430,019)
BNY Mellon Frontier Markets                 259,787                         (3,113,016)
Delta Global Shipping                       659,603                         (5,934,321)
Robb Report Global Luxury                    33,430                         (1,156,808)
SWM Canadian Energy Income                  349,220                         (5,532,505)
Zacks Country Rotation                       59,645                         (3,154,390)
Zacks International Multi-Asset Income      (21,447)                        (6,767,397)

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended May 31, 2009 was as follows:

                                                  DISTRIBUTIONS PAID FROM
                                                          ORDINARY INCOME
=========================================================================
AlphaShares China Real Estate                                  $  566,840
AlphaShares China Small Cap                                       144,400
Beacon Global Exchanges, Brokers & Asset Managers                 320,160
Beacon Global Timber                                              995,520
BNY Mellon Frontier Markets                                        85,440
Delta Global Shipping                                             541,360
Robb Report Global Luxury                                          92,160
SWM Canadian Energy Income                                      1,686,160
Zacks Country Rotation                                            240,000
Zacks International Multi-Asset Income                            633,473


70 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


                                       DISTRIBUTIONS PAID FROM
                                             RETURN OF CAPITAL
==============================================================
Zacks International Multi-Asset Income                $ 65,127

At May 31, 2009, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                   CAPITAL LOSS    CAPITAL LOSS
                                                      AVAILABLE       AVAILABLE
                                                   THROUGH 2016    THROUGH 2017
================================================================================
AlphaShares China Real Estate                          $     --    $    563,033
AlphaShares China Small Cap                                  --         212,550
Beacon Global Exchanges, Brokers & Asset Managers           735       4,028,500
Beacon Global Timber                                         --       4,028,500
BNY Mellon Frontier Markets                                  --         241,589
Delta Global Shipping                                        --          66,818
Robb Report Global Luxury                                   432         709,898
SWM Canadian Energy Income                                   --       3,706,876
Zacks Country Rotation                                       --         507,192
Zacks International Multi-Asset Income                  434,730       2,191,498

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended May 31, 2009, the following Funds incurred and will elect to defer net capital and currency losses as follows:

                                                                      POST-OCTOBER
                                                   POST-OCTOBER   FOREIGN CURRENCY
                                                 CAPITAL LOSSES    AND PFIC LOSSES
==================================================================================
AlphaShares China Real Estate                       ($6,675,468)               $--
AlphaShares China Small Cap                          (7,953,886)            (5,978)
Beacon Global Exchanges, Brokers & Asset Managers    (1,990,639)              (249)
Beacon Global Timber                                 (3,606,816)           (41,366)
BNY Mellon Frontier Markets                          (2,871,427)                --
Delta Global Shipping                                (5,867,503)           (31,824)
Robb Report Global Luxury                              (446,478)                --
SWM Canadian Energy Income                           (1,825,629)           (15,473)
Zacks Country Rotation                               (2,647,198)           (24,885)
Zacks International Multi-Asset Income               (4,141,169)           (21,447)

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENT TRANSACTIONS:

For the period ended November 30, 2009, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                      PURCHASES                       SALES
===========================================================================================
AlphaShares China Real Estate                     $   3,073,544               $   2,396,113
AlphaShares China Small Cap                          16,791,578                  15,806,605
Beacon Global Exchanges, Brokers & Asset Managers       799,562                     803,294
Beacon Global Timber                                 23,522,326                  23,253,774
BNY Mellon Frontier Markets                           3,373,584                   2,716,477
Delta Global Shipping                                15,565,837                  15,838,109
Robb Report Global Luxury                               154,379                     129,530
SWM Canadian Energy Income                           31,140,422                  31,387,732
Zacks Country Rotation                                2,748,074                   2,704,862
Zacks International Multi-Asset Income                7,280,718                   7,216,503

For the period ended November 30, 2009, in-kind transactions were as follows:

                                                      PURCHASES                       SALES
===========================================================================================
AlphaShares China Real Estate                     $  37,723,226               $          --
AlphaShares China Small Cap                         221,643,827                  16,177,545
Beacon Global Exchanges, Brokers & Asset Managers            --                          --
Beacon Global Timber                                 37,256,047                   2,697,172
BNY Mellon Frontier Markets                           5,483,397                          --
Delta Global Shipping                                68,818,059                  26,563,828
Robb Report Global Luxury                             1,380,350                          --
SWM Canadian Energy Income                           25,202,526                   3,408,854
Zacks Country Rotation                                       --                          --
Zacks International Multi-Asset Income               24,013,500                   9,612,566

Note6-- CAPITAL:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 80,000 to 200,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Creation or Redemption transaction fees ranging from $500 to $7,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the usual process through the National Securities Clearing Corporation or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note7-- DISTRIBUTION AGREEMENT:

The Board of Trustees of the Trust has adopted a distribution and services plan (the"Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

                                      Semiannual Report | November 30, 2009 | 71

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note8 -- INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note9 -- SUBSEQUENT EVENT:

Subsequent to November 30, 2009, the Board of Trustees declared the following distributions payable on December 31, 2009 to shareholders of record on December 29, 2009. The dividend rates per common share were as follows:

FUND                                                    RATE
------------------------------------------------------------
AlphaShares China Real Estate                      $   0.570
AlphaShares China Small Cap                        $   0.030
Beacon Global Exchanges, Brokers & Assets Managers $   0.350
Beacon Global Timber                               $   0.049
BNY Mellon Frontier Markets                        $   0.383
Delta Global Shipping                              $   0.034
Robb Report Global Luxury                          $   0.138
SWM Canadian Energy Income                         $   0.236
Zacks Country Rotation                             $   0.384
Zacks International Multi-Asset Income             $   0.166


72 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2


Supplemental INFORMATION | (unaudited)


TRUSTEES

The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

NAME, ADDRESS*, YEAR     TERM OF OFFICE** PRINCIPAL OCCUPATIONS DURING                   NUMBER OF FUNDS IN
OF BIRTH AND POSITION(S) AND LENGTH OF    THE PAST FIVE YEARS AND                        THE FUND COMPLEX***   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED      OTHER AFFILIATIONS                             OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
==================================================================================================================================
INDEPENDENT TRUSTEES:
==================================================================================================================================
Randall C. Barnes        Since 2006       Private Investor (2001-present). Formerly,            44             None
Year of Birth: 1951                       Senior Vice President & Treasurer, PepsiCo,
Trustee                                   Inc. (1993-1997), President, Pizza Hut
                                          International (1991-1993) and Senior Vice
                                          President,  Strategic Planning and New Business
                                          Development (1987-1990) of PepsiCo, Inc. (1987-1997).
----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2006       Partner of Nyberg & Cassioppi, LLC, a law firm        47             None
Year of Birth: 1953                       specializing in corporate law, estate planning
Trustee                                   and business transactions (2000-present).
                                          Formerly, Executive Vice President, General
                                          Counsel and Corporate Secretary of Van Kampen
                                          Investments (1982-1999).
----------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2006       Retired. Formerly, Vice President, Manager and        44           None
Year of Birth: 1958                       Portfolio Manager of Nuveen Asset Management
Trustee                                   (1998-1999), Vice President of Nuveen Investment
                                          Advisory Corp. (1992-1999), Vice President and
                                          Manager of Nuveen Unit Investment Trusts (1991-1999),
                                          and Assistant Vice President and Portfolio Manager
                                          of Nuveen Unit Investment Trusts (1988-1999),
                                          each of John Nuveen & Co., Inc. (1982-1999).
----------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

As of October 14, 2009, Nicholas Dalmaso resigned his position as Trustee for the Trust.


                                      Semiannual Report | November 30, 2009 | 73

Claymore Exchange-Traded Fund Trust 2 | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS

The Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT      LENGTH OF TIME SERVED    AND OTHER AFFILIATIONS
===================================================================================================================================
OFFICERS:
===================================================================================================================================
J. Thomas Futrell                     Since 2008               Senior Managing Director and Chief Investment Officer of Claymore
Year of Birth: 1955                                            Advisors, LLC and Claymore Securities, Inc. Chief Executive Officer
Chief Executive Officer                                        of certain otherfunds in the Fund Complex (2008-present). Formerly,
                                                               Managing Director of Research, Nuveen Asset Management (2000-2007).
-----------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                        Since 2006               Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                            Securities, Inc. (2005-present); Formerly, Chief Financial Officer
Chief Accounting Officer,                                      of Claymore Group Inc. (2005-2006); Managing Director of Claymore
Chief Financial Officer and Treasurer                          Advisors, LLC and Claymore Securities, Inc. (2003-2005); Formerly,
                                                               Treasurer of Henderson Global Funds and Operations Manager for
                                                               Henderson Global Investors (NA) Inc., (2002-2003); Managing
                                                               Director, FrontPoint Partners LLC (2001-2002); Vice President,
                                                               Nuveen Investments (1999-2001).
-----------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                     Since 2008               Senior Managing Director and General Counsel of Claymore Advisors,
Year of Birth: 1959                                            LLC, Claymore Securities, Inc. and Claymore Group, Inc.
Chief Legal Officer                                            (2007-present). Chief Legal Officer of certain other funds in the
                                                               Fund Complex. Formerly, Associate General Counsel and Assistant
                                                               Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
-----------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                           Since 2006               Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                            (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                       Secretary of Harris Investment Management, Inc. (2003-2006).
                                                               Director-Compliance of Harrisdirect LLC (1999-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                     Since 2006               Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                            (2005-present). Secretary of certain funds in the Fund Complex.
Secretary                                                      Formerly, Associate, Vedder Price P.C. (2003-2005).
-----------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III                Since 2006               Managing Director of Claymore Advisors, LLC (2005-present).
Year of Birth: 1965                                            Formerly, Vice President of Product Management at Northern Trust
Vice President                                                 Global Investments (1999-2005).
-----------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                           Since 2006               Managing Director (2006-present), Vice President (2003-2006) of
Year of Birth: 1967                                            Claymore Advisors, LLC. Formerly, Assistant Vice President, First
Vice President                                                 Trust Portfolios, L.P. (1999-2003).
-----------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


74 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2


Board Considerations Regarding the Annual Review of the
INVESTMENT ADVISORY AGREEMENTS | (unaudited)

On July 23 and August 3, 2009, the Nominating and Governance Committee (referred to as the "Committee" and consisting solely of those trustees who are not "interested persons" as defined by the Investment Company Act of 1940) of the Board of Trustees (the "Board") of the Claymore Exchange-Traded Fund Trust 2 (the "Trust" with the separate series thereof referred to individually as a "Fund" and collectively as the "Funds") met independently of the Funds' management and of the interested trustee of the Board to consider the renewal of the investment advisory agreement ("Investment Advisory Agreement") between the Trust and Claymore Advisors, LLC ("Adviser") on behalf of the following
Funds:

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
-------------------------------------
CLAYMORE/ZACKS COUNTRY ROTATION ETF
CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF
CLAYMORE/BEACON GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF
CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF
CLAYMORE/BEACON GLOBAL TIMBER INDEX ETF
CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF
CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF
CLAYMORE/BNY MELLON FRONTIER MARKETS ETF

As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser and independent legal counsel. The members of the Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the requests. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided, information comparing the investment performance, advisory fees and total expenses of the Funds to other exchange-traded funds ("ETFs"), information about the Adviser's financial position and the profitability from the Investment Advisory Agreement to the Adviser and the compliance program of the Adviser.

The Committee considered that on July 17, 2009, Claymore Group Inc., the parent company of the Adviser ("Claymore Group"), entered into an agreement and plan of merger with subsidiaries of Guggenheim Partners, LLC ("Guggenheim"), pursuant to which Claymore Group and its associated entities, including the Adviser, will become indirect subsidiaries of Guggenheim (the "Transaction") upon the closing of the Transaction. The Committee considered that it had been advised that the closing of the Transaction would cause the automatic termination of the Investment Advisory Agreement pursuant to its terms and, accordingly, that it would be necessary for the Committee to consider the approval of new investment advisory agreements with the Adviser, respectively ("New Advisory Agreements"), in order for the Adviser to continue to provide services to the Funds. The Committee also considered that if the Transaction did not take place that Claymore would have a need for additional working capital. The Committee noted that the Adviser and Guggenheim were in the process of providing information regarding the Transaction to the Committee and that the Committee would hold a meeting in the near future to review such information and to consider the approval of the New Advisory Agreements.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Funds to renew the Investment Advisory Agreement and, accordingly, recommend to the Board the renewal of the Investment Advisory Agreement for a period of ninety days pending a meeting in the near future to consider the approval of the New Advisory Agreements. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

In evaluating the nature, extent and quality of the Adviser's services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's financial obligations under the Investment Advisory Agreement. The Board reviewed information on the performance of the Funds and the performance of their benchmark indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance. The Board concluded that each of the Funds is correlated to its underlying index and that the tracking error for each Fund was within a reasonable range in that Fund's particular circumstances. Based on its review, the Board found that the nature and extent of services provided to the Funds under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and expense ratio, as compared to comparable ETFs provided by the Adviser. The Board reviewed the annual advisory fees for the Funds and noted that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb certain annual operating expenses of all but one of the Funds (excluding interest expenses, a portion of each Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount. For the Claymore/BNY Mellon EW Euro-Pacific LDRs ETF, the Board noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the range of the ETF peer funds. The Board concluded that the advisory fee for each Fund was reasonable under the circumstances and in light of the quality of services provided and the expense waiver and reimbursement agreements in place.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement, as well as the fees waived and expenses reimbursed by the Adviser for the Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds, which resulted in no profit to the Adviser.


                                      Semiannual Report | November 30, 2009 | 75

Claymore Exchange-Traded Fund Trust 2


The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed each Fund's asset size, expense ratio, expense waiver and reimbursement agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser's statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue, but the Board concluded that the advisory fees were reasonable taking into account any benefits from such administration agreements.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Advisory Agreement continue to be fair and reasonable and that the continuation of the Investment Advisory Agreement is in the best interests of the Funds.


76 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2


Board Considerations Regarding Contract Approvals of the
INTERIM AND NEW INVESTMENT ADVISORY AGREEMENTS.

On September 28, 2009, the Board of Trustees (the "Board") of the Claymore Exchange-Traded Fund Trust 2 (the "Trust"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), on the recommendation of the Nominating & Governance Committee (referred to as the "Committee" and consisting solely of the Independent Trustees) of the Board, approved an interim ("Interim Advisory Agreement") and new ("New Advisory Agreement") advisory agreement (together, the "Investment Advisory Agreements") between the Trust, on behalf of each series of the Trust (each a "Fund" and together, the "Funds"), and Claymore Advisors, LLC ("Adviser"). As part of its review process, the Committee was represented by independent legal counsel.

Based upon its review, the Board and the Committee concluded that it was in the best interest of each Fund to approve each of the Investment Advisory Agreements. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT
-----------------------------------------------------

The Board reviewed materials received from the Adviser, Guggenheim Partners, LLC ("Guggenheim") and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of each Fund. Earlier this year, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser (the "Transaction"). The Adviser provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group Inc. ("Claymore Group") as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

Following the execution of a merger agreement between Claymore and Guggenheim (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the shareholders of the Funds.

During the third quarter of 2009, the Committee received reports on the progress of the Transaction, including the debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committee met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committee.

Subsequent to these meetings, the Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a meeting held on September 28, 2009. The Board met with representatives of the Adviser and Guggenheim to discuss the Transaction. Representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Board. The Committee met in executive session to discuss the Transaction and the information provided at the Board meeting. The Committee concluded that it was in the best interest of the Funds to approve the Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the Board the approval of the Interim Advisory Agreement and New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and approved the New Advisory Agreement for a one-year term. The Board also determined to consider the continuation of the Investment Advisory Agreements during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in the proxy statement:

o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

o Board approval of the Trust's Advisory Agreements was a condition to the closing of the Transaction;

o Claymore's statement to the Board that the manner in which each Fund's assets are managed will not change as a result of the Transaction;

o the aggregate advisory fee rate payable by each Fund will not change under the Interim Advisory Agreement or New Advisory Agreement;

o there are no material differences between the terms of the Interim Advisory Agreement and New Advisory Agreement and the terms of the Trust's prior advisory agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

o the capabilities of the Adviser's personnel who will provide advisory, management, share- holder servicing and administrative services to each Fund are not expected to change, and the key personnel who currently provide advisory, management, shareholder servicing and administrative services to each Fund are expected to continue to do so after the Transaction;

o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to each Fund;

o    the Adviser's current financial condition;

o    the impact of the Transaction on the Adviser's day-to-day operations;

o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

o that shareholders of each Fund will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by each Fund in


                                      Semiannual Report | November 30, 2009 | 77

Claymore Exchange-Traded Fund Trust 2


     connection with the proxy statement and any other costs of a Fund associated with the Transaction; and

o that the Adviser and relevant acquisition subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any"unfair burden"(within the meaning of Section 15(f) of 1940
     Act) on the Trust.

Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key investment and management personnel servicing each Fund are expected to remain with the Adviser following the Transaction and that the services provided to each Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Trust were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Trust's prior advisory agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Performance. With respect to the performance of the Funds, the Board considered that the portfolio management personnel currently responsible for the management of the portfolios were expected to continue to manage the portfolios following the closing of the Transaction with at least the same or improved resources. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Trust, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that the Adviser's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Trust's prior advisory agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Trust as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

OVERALL CONCLUSIONS
-------------------

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Advisory Agreements are fair and reasonable and that approval of the Investment Advisory Agreements is in the best interests of the Trust.


78 | Semiannual Report | November 30, 2009

Claymore Exchange-Traded Fund Trust 2


Trust INFORMATION |

BOARD OF TRUSTEES         OFFICERS                                  INVESTMENT ADVISER
Randall C. Barnes         J. Thomas Futrell                         Claymore Advisors, LLC
Ronald A. Nyberg          Chief Executive Officer                   Lisle, IL
Ronald E.Toupin, Jr.
                          Steven M. Hill                            DISTRIBUTOR
                          Chief Accounting Officer,                 Claymore Securities, Inc.
                          Chief Financial Officer and Treasurer     Lisle, IL

                          Kevin M. Robinson                         ADMINISTRATOR
                          Chief Legal Officer                       Claymore Advisors, LLC
                                                                    Lisle, IL
                          Bruce Saxon
                          Chief Compliance Officer                  ACCOUNTING AGENT, CUSTODIAN
                                                                    AND TRANSFER AGENT
                          Melissa J. Nguyen                         The Bank of NewYork Mellon
                          Secretary                                 NewYork, NY

                          William H. Belden III                     LEGAL COUNSEL
                          Vice President                            Dechert LLP
                                                                    NewYork, NY
                          Chuck Craig
                          Vice President                            INDEPENDENT REGISTERED PUBLIC
                                                                    ACCOUNTING FIRM
                                                                    Ernst &Young LLP
                                                                    Chicago, IL


PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

o    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837, visiting Claymore's website at www.claymore.com or by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.


                                      Semiannual Report | November 30, 2009 | 79

Claymore Exchange-Traded Fund Trust 2


About the FUND MANAGER |

CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management or servicing on approximately $14.3 billion in assets as of November 30, 2009. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 OVERVIEW

The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company consisting of 15 separate exchange-traded "index funds" as of November 30, 2009. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.








THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAY-MORE.COM OR BY CALLING (888) 949-3837. ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.


CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC

                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


(01/10)                                                        ETFT-002-SAR-1109

ITEM 2.  CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2
             -------------------------------------

By:      /s/ J. Thomas Futrell
         ---------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 8, 2010

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ---------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 8, 2010

By:      /s/ Steven M. Hill
         ------------------
Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    February 8, 2010